VARIABLE ANNUITY PROSPECTUS


T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
      An Individual Flexible Premium
      Deferred Variable Annuity Contract
      May 1, 2005

      ISSUED BY:                                     MAILING ADDRESS:
      Security Benefit Life Insurance Company        T. Rowe Price Variable
      One Security Benefit Place                     Annuity Service Center
      Topeka, Kansas 66636-0001                      P.O. Box 750440
      1-800-888-2461                                 Topeka, Kansas 66675-0440
                                                     1-800-469-6587

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VARIABLE ANNUITY PROSPECTUS                                                    2

INTRODUCTION

      - THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      - THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC. AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

      This Prospectus describes the T. Rowe Price No-Load Variable Annuity -- a flexible premium deferred variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code. The Contract is designed to give you flexibility in planning for retirement and other financial goals.

      You may allocate your purchase payments to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the
      T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio

      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate purchase payments or exchange your Account Value to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.

      The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc., including other mutual funds with investment objectives and policies similar to those of the Portfolios. Different performance will result due to differences in cash flows into and out of the Portfolios, different fees and expenses and differences in portfolio size and positions.

VARIABLE ANNUITY PROSPECTUS                                                    3

      Amounts that you allocate to the Subaccounts under a Contract will vary based on investment performance of the Subaccounts. To the extent that you allocate Account Value to the Subaccounts, the Company does not guarantee any minimum amount of Account Value.

      Amounts that you allocate to the Fixed Interest Account will accrue interest at rates that are paid by the Company as described in "The Fixed Interest Account." The Company guarantees Account Value allocated to the Fixed Interest Account.

      When you are ready to receive annuity payments, the Contract provides several options for annuity payments (see "Annuity Options").

      You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right"). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC") contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Portfolios by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 50 of this Prospectus.

      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

      Date: May 1, 2005

VARIABLE ANNUITY PROSPECTUS                                                    4

CONTENTS

      - YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Definitions                                                            5

Summary                                                                7

Expense Table                                                          9

Condensed Financial Information                                       11

Information About the Company, the Separate Account, and the Funds    13

The Contract                                                          16

Charges and Deductions                                                28

Annuity Payments                                                      29

The Fixed Interest Account                                            34

More About the Contract                                               36

Federal Tax Matters                                                   38

Other Information                                                     45

Performance Information                                               48

Additional Information                                                49

Table of Contents For Statement of Additional Information             49

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VARIABLE ANNUITY PROSPECTUS                                                    5

DEFINITIONS

      -  VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS FOLLOWS:

      ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7.

      ACCUMULATION PERIOD The period commencing on the Contract Date and ending on the Annuity Payout Date or, if earlier, when the Contract is terminated through a full withdrawal, payment of charges, or payment of the death benefit proceeds.

      ACCUMULATION UNIT A unit of measure used to calculate Account Value.

      ANNUITANT The person or persons on whose life annuity payments depend under Annuity Options 1 through 4. If you designate Joint Annuitants, "Annuitant" means both Annuitants unless otherwise stated. The Annuitant receives Annuity Payments during the Annuity Period.

      ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments are made.

      ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis depending upon the Annuity Option selected.

      ANNUITY PERIOD The period beginning on the Annuity Payout Date during which annuity payments are made.

      ANNUITY PAYOUT DATE The date when Annuity Payments begin as elected by the Owner.

      AUTOMATIC INVESTMENT PROGRAM A program pursuant to which purchase payments are automatically paid from your bank account on a specified day of the month, on a monthly, quarterly, semiannual or annual basis, or a salary reduction arrangement.

      CONTRACT DATE The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued.

      CONTRACT YEAR Each 12-month period measured from the Contract Date.

      DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Owner or the Joint Owner during the Accumulation Period or the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner; the Joint

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VARIABLE ANNUITY PROSPECTUS                                                    6

      Owner; the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above is alive, the Owner's Estate.

      FIXED INTEREST ACCOUNT An account that is part of the Company's General Account to which you may allocate all or a portion of your Account Value to be held for accumulation at fixed rates of interest (which may not be less than 1%) declared periodically by the Company.

      FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

      GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4 and 8.

      PURCHASE PAYMENT The amounts paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Portfolio. Account Value may be allocated to Subaccounts of the Separate Account for variable accumulation.

      SUBACCOUNT A division of the Separate Account of the Company which invests in a corresponding Portfolio of one of the Funds.

      T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are both open for trading. The T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE The amount you will receive upon full withdrawal of the Contract. It is equal to Account Value less any uncollected premium taxes. The Withdrawal Value during the Annuity Period under Option 8 is the present value of future annuity payments commuted at the assumed interest rate less any uncollected premium taxes.

VARIABLE ANNUITY PROSPECTUS                                                    7

SUMMARY

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" and in the Contract.

PURPOSE OF THE CONTRACT

      The flexible premium deferred variable annuity contract (the "Contract") described in this Prospectus is designed to give you flexibility in planning for retirement and other financial goals.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A."

THE SEPARATE ACCOUNT AND THE FUNDS

      The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of a Portfolio, each of which has a different investment objective and policies. Each Portfolio is listed under its respective Fund below.

      T. ROWE PRICE EQUITY SERIES, INC.
      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

      T. ROWE PRICE FIXED INCOME SERIES, INC.
      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

      T. ROWE PRICE INTERNATIONAL SERIES, INC.
      T. Rowe Price International Stock Portfolio

      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate purchase payments or exchange your Account Value to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.

      You may allocate your purchase payments among the available Subaccounts. Amounts that you allocate to the Subaccounts will increase or decrease in dollar value depending on the investment performance of the Portfolio in which such Subaccount invests. You bear the investment risk for amounts allocated to a Subaccount.

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VARIABLE ANNUITY PROSPECTUS                                                    8

FIXED INTEREST ACCOUNT

      You may allocate all or part of your purchase payments to the Fixed Interest Account, which is part of the Company's General Account. Amounts that you allocate to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account."

PURCHASE PAYMENTS

      If you are purchasing a Contract as a Non-Qualified Plan, your initial purchase payment must be at least $10,000 ($5,000 under an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, your initial purchase payment must be at least $2,000 ($25 under an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 under an Automatic Investment Program) for a Non-Qualified Plan or $500 ($25 under an Automatic Investment Program) for a Qualified Plan. See "Purchase Payments."

CONTRACT BENEFITS

      You may exchange Account Value among the Subaccounts and to and from the Fixed Interest Account, subject to certain restrictions as described in "The Contract," "Annuity Payments" and "The Fixed Interest Account."

      At any time before the Annuity Payout Date, you may surrender your Contract for its Withdrawal Value, and may make partial withdrawals, including systematic withdrawals, from Account Value. On or after the Annuity Payout Date, you may withdraw your Account Value under Annuity Options 5 through 8. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account." See "Full and Partial Withdrawals," "Annuity Payments" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals (including systematic withdrawals) made prior to the Owner attaining age 59-1/2.

      The Contract provides for a death benefit upon the death of the Owner prior to the Annuity Payout Date. See "Death Benefit" for more information. The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees Annuity Payments under the fixed Annuity Options. See "Annuity Payments."

FREE-LOOK RIGHT

      You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract the amount of purchase payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts.

      Some states' laws require us to refund your purchase payments allocated to the Subaccounts instead of your Account Value. If your Contract is delivered in one of those states and you return your Contract during the Free-Look Period, the Company will refund Purchase Payments allocated to the Subaccounts rather than Account Value. See "Free-Look Right."

CHARGES AND DEDUCTIONS

      The Company does not deduct sales load from purchase payments before allocating them to your Account Value. Certain charges will be deducted in connection with the Contract as described below.

      - MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.55% of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge."

VARIABLE ANNUITY PROSPECTUS                                                    9

   - PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will usually be deducted on the Annuity Payout Date or upon a full or partial withdrawal if a premium tax was incurred by the Company and is not refundable. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

   - OTHER EXPENSES Investment management fees and operating expenses of the Funds are paid by the Funds and are reflected in the net asset value of their shares. The Owner indirectly bears a pro rata portion of such fees and expenses. See the prospectus for each Portfolio for more information about Fund expenses.

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES

      You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts, that the exchange is in your best interest. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

CONTACTING THE COMPANY

      You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440 or by phone by calling 1-800-469-6587.

EXPENSE TABLE

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

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VARIABLE ANNUITY PROSPECTUS                                                   10

      TABLE 1

CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the Contract.
The information below does not reflect state premium taxes, which may be applicable to your Contract. During the Annuity Period, the Company may impose different fees and expenses not reflected in the following tables or Example. See "Mortality and Expense Risk Charge."

      Sales Load on Purchase Payments                                             None

PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Portfolios

      Annual Maintenance Fee                                                      None
      Separate Account Annual Expenses (as a percentage of average Account
      Value)

      Annual Mortality and Expense Risk Charge                                    0.55%
                                                                                  ----
      Total Separate Account Annual Expenses                                      0.55%

      The table below shows the minimum and maximum total operating expenses charged by the Portfolios. You will pay the expenses of the Portfolios corresponding to the Subaccounts in which you invest during the time that you own the Contract. More details concerning each Portfolio's fees and expenses are contained in its prospectus.

      TABLE 2

                                            MINIMUM    MAXIMUM
Total Annual Portfolio Operating
Expenses                                     0.40%      1.05%

      Expenses deducted from Portfolio assets include management fees, distribution fees, and other expenses. The maximum expenses above represent the total annual operating expenses of that Portfolio with the highest total operating expenses for the period ended December 31, 2004, and the minimum expenses represent the total annual operating expenses of that Portfolio with the lowest total operating expenses for the period ended December 31, 2004.

      Example

      This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contractowner transaction expenses, separate account annual expenses and Portfolio fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

      The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of the Contract and any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

      TABLE 3

                                       1 YEAR    3 YEARS    5 YEARS    10 YEARS
If you surrender your Contract at
the end of the applicable time
period                                 $  163    $   505    $   871    $  1,900

If you do not surrender or you
annuitize your Contract                $  163    $   505    $   871    $  1,900

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VARIABLE ANNUITY PROSPECTUS                                                   11

CONDENSED FINANCIAL INFORMATION

      The following condensed financial information presents accumulation unit values for each of the years in the period ended December 31, 2004, as well as ending accumulation units outstanding under each Subaccount.

      TABLE 4


                                  YEAR           ACCUMULATION UNIT VALUE           ACCUMULATION
                                           -----------------------------------   UNITS OUTSTANDING
         SUBACCOUNT                        BEGINNING OF PERIOD   END OF PERIOD   AT END OF PERIOD
------------------------------   -------   -------------------   -------------   -----------------
NEW AMERICA GROWTH SUBACCOUNT    2004          $  19.01            $  20.97         1,391,351
                                 2003             14.15               19.01         1,464,761
                                 2002             19.85               14.15         1,546,338
                                 2001(3)          21.73               19.85         1,713,667
                                 2000             24.91               21.73         1,894,228
                                 1999             22.72               24.91         2,058,569
                                 1998             19.28               22.72         2,268,306
                                 1997(2)          16.00               19.28         2,029,670
                                 1996             13.40               16.00         1,596,903
                                 1995(1)          10.00               13.40           333,934

EQUITY INCOME SUBACCOUNT         2004             25.78               29.47         2,526,850
                                 2003             20.66               25.78         2,511,324
                                 2002             23.91               20.66         2,545,851
                                 2001(3)          22.92               23.91         2,484,919
                                 2000             21.07               22.92         2,439,700
                                 1999             20.42               21.07         3,146,724
                                 1998             18.84               20.42         3,424,106
                                 1997(2)          14.70               18.84         3,449,533
                                 1996             12.37               14.70         1,902,935
                                 1995(1)          10.00               12.37           365,712

PERSONAL STRATEGY BALANCED       2004             22.51               25.26         1,054,839
SUBACCOUNT                       2003             18.14               22.51           972,596
                                 2002             19.78               18.14           955,498
                                 2001(3)          19.07               19.78         1,101,225
                                 2000             19.44               19.07         1,168,964
                                 1999             18.04               19.44         1,204,186
                                 1998             15.86               18.04         1,256,347
                                 1997(2)          13.51               15.86           981,955
                                 1996             11.90               13.51           599,843
                                 1995(1)          10.00               11.90           148,349

BLUE CHIP GROWTH SUBACCOUNT      2004              8.30                8.98           585,332
                                 2003              6.49                8.30           410,401
                                 2002              8.57                6.49           305,742
                                 2001(3)          10.00                8.57           241,300

HEALTH SCIENCES SUBACCOUNT       2004              8.79               10.11           605,343
                                 2003              6.49                8.79           470,142
                                 2002              9.07                6.49           336,410
                                 2001(3)          10.00                9.07           298,751

EQUITY INDEX 500 SUBACCOUNT      2004              8.64                9.48           507,181
                                 2003              6.77                8.64           390,431
                                 2002              8.76                6.77           306,526
                                 2001(3)          10.00                8.76           216,259

VARIABLE ANNUITY PROSPECTUS                                                12


                                  YEAR           ACCUMULATION UNIT VALUE           ACCUMULATION
                                           -----------------------------------   UNITS OUTSTANDING
         SUBACCOUNT                        BEGINNING OF PERIOD   END OF PERIOD   AT END OF PERIOD
------------------------------   -------   -------------------   -------------   -----------------
LIMITED-TERM BOND SUBACCOUNT     2004             15.79               15.87           892,338
                                 2003             15.22               15.79           992,100
                                 2002             14.52               15.22         1,041,061
                                 2001(3)          13.00               14.52           790,935
                                 2000             12.28               13.00           606,613
                                 1999             12.38               12.28           717,276
                                 1998             11.60               12.38           925,685
                                 1997(2)          10.93               11.60           626,694
                                 1996             10.64               10.93           445,079
                                 1995(1)          10.00               10.64            86,891

MID-CAP GROWTH SUBACCOUNT        2004             20.02               23.57         1,951,749
                                 2003             14.55               20.02         2,025,722
                                 2002             18.58               14.55         2,000,114
                                 2001(3)          18.53               18.58         2,063,695
                                 2000             17.47               18.53         2,187,874
                                 1999             14.34               17.47         1,723,183
                                 1998             11.82               14.34         1,508,339
                                 1997(2)          10.00               11.82         1,100,001

PRIME RESERVE SUBACCOUNT         2004             12.62               12.66           760,905
                                 2003             12.60               12.62           879,719
                                 2002             12.49               12.60         1,307,056
                                 2001(3)          11.96               12.49         1,530,501
                                 2000             11.44               11.96         1,386,090
                                 1999             10.97               11.44         1,612,602
                                 1998             10.48               10.97         1,364,879
                                 1997(2)          10.00               10.48           769,829

INTERNATIONAL STOCK SUBACCOUNT   2004             13.33               15.08         1,396,845
                                 2003             10.27               13.33         1,377,458
                                 2002             12.64               10.27         1,478,934
                                 2001(3)          15.86               12.64         1,524,540
                                 2000             19.83               15.86         1,680,775
                                 1999             15.08               19.83         1,553,057
                                 1998             13.09               15.08         1,552,553
                                 1997(2)          12.77               13.09         1,562,279
                                 1996             11.19               12.77         1,124,821
                                 1995(1)          10.00               11.19           218,427

1     For the period of April 3, 1995 (date of inception) through December 31,
      1995.

2     For the period of January 2, 1997 (date of inception) through December 31,
      1997.

3 For the period of February 1, 2001 (date of inception) through December 31, 2001.

VARIABLE ANNUITY PROSPECTUS                                                   13

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY

      The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

      The Company offers annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and in all states except New York. As of the end of 2004, the Company had total assets of approximately $11.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $14.7 billion.

PUBLISHED RATINGS

      The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

      T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

      The Company established the T. Rowe Price Variable Annuity Account as a separate account under Kansas law on March 28, 1994. The Contract provides that the income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company's creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but

VARIABLE ANNUITY PROSPECTUS                                                   14

      not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Portfolio. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios or other securities, mutual funds, or investment vehicles. Under its contract with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. See "Substitution of Investments." For more information about the underwriter, see "Distribution of the Contract."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or the Company.

THE FUNDS

      Each Fund is a diversified, open-end management investment company of the series type and is registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds. Each Fund pursues different investment objectives and policies.

      Shares of the Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Funds have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Funds, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other fund, even if both the Fund and the other fund are managed by the same adviser.

      Because the Funds may serve as investment vehicles for both variable life insurance policies and variable annuity contracts ("mixed funding") and shares of the Funds also may be sold to separate accounts of other insurance companies ("shared funding"), material conflicts could occur. The Company currently does not foresee any disadvantages to Owners arising from either mixed or shared funding; however, due to differences in tax treatment or other considerations, it is possible that the interests of owners of various contracts for which the Funds serve as investment vehicles might at some time be in conflict. However, the Company and each Fund's Board of Directors are required to monitor events in order to identify any material conflicts that arise from the use of the Funds for mixed and/or shared funding. If such a conflict were to occur, the Company would take steps necessary to protect Owners including withdrawal of the Separate Account from participation in the Fund(s) involved in the conflict. This might force a Fund to sell securities at disadvantageous prices.

      A summary of the investment objective of each Portfolio is set forth below. We cannot assure that any Portfolio will achieve its objective. More detailed information is contained in the accompanying Portfolio prospectuses, including information on the risks associated with the investments and investment techniques of each Portfolio.

VARIABLE ANNUITY PROSPECTUS                                                   15

      THE PORTFOLIO PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING.

      T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

      The investment objective of the New America Growth Portfolio is long-term growth of capital through investments primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

      The investment objective of the Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

      T. ROWE PRICE EQUITY INCOME PORTFOLIO

      The investment objective of the Equity Income Portfolio is to provide substantial dividend income and also capital appreciation by investing primarily in common stocks of established companies.

      T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

      The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

      T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

      The investment objective of the Blue Chip Growth Portfolio is to seek long-term capital growth by investing primarily in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.

      T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

      The investment objective of the Health Sciences Portfolio is to seek long term capital appreciation by investing primarily in the common stocks of companies engaged in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

      T. ROWE PRICE EQUITY INDEX 500 PORTFOLIO**

      The investment objective of the Equity Index 500 Portfolio is to match the performance of the Standard & Poor's 500 Stock Index(R). The S&P 500 is made up of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization.

      T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

      The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuations in principal value by investing primarily in short- and intermediate-term investment grade debt securities.

      T. ROWE PRICE PRIME RESERVE PORTFOLIO

      The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

      The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

VARIABLE ANNUITY PROSPECTUS                                                   16

      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may continue to allocate purchase payments and exchange Account Value to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate purchase payments or exchange your Account Value to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.

      **"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by T. Rowe Price. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

THE INVESTMENT ADVISERS

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc. ("TRP International"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. TRP International's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is responsible for selection and management of portfolio investments for each Portfolio except the T. Rowe Price International Stock Portfolio, and TRP International is responsible for selection and management of portfolio investments for that Portfolio. T. Rowe Price and TRP International are registered with the SEC as investment advisers.

      The Company has developed the Contract in cooperation with Investment Services and has included the Portfolios eligible for use by variable insurance products in the T. Rowe Price family of funds based on recommendations made by Investment Services, whose selection criteria may differ from the Company's selection criteria.

      T. Rowe Price and TRP International are wholly-owned subsidiaries of T. Rowe Price Group, Inc., a publicly traded financial services holding company, and are not affiliated with the Company. Investment Services, a wholly-owned subsidiary of T. Rowe Price, also is not affiliated with the Company. The Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT

GENERAL

      The Company issues the Contract offered by this Prospectus. It is a flexible premium deferred variable annuity. To the extent that you allocate all or a portion of your purchase payments to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Owner under a Contract who assumes the risk of investment gain or loss rather than the Company. When you are ready to begin receiving Annuity Payments, the Contract provides several Annuity Options under which the Company will pay periodic Annuity Payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount that will be available for Annuity Payments will depend on the investment performance of the Subaccounts to which you have allocated Account Value and the amount of interest credited on Account Value that you have allocated to the Fixed Interest Account.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408 or a Roth IRA under Section 408A, of the Internal Revenue Code ("Qualified Plan"). You may name Joint Owners only on a Contract issued pursuant to a Non-Qualified Plan.

      If you are purchasing the Contract as an investment vehicle for an IRA or Roth IRA, you should consider that the Contract does not provide any additional tax advantages beyond those already available through the IRA or Roth IRA itself. However, the Contract does offer features and benefits

VARIABLE ANNUITY PROSPECTUS                                                   17

      in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options that guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

APPLICATION FOR A CONTRACT

      If you wish to purchase a Contract, you may submit an application and an initial purchase payment to the Company, as well as any other form or information that the Company may require. The initial purchase payment may be made by check or, if you own shares of one or more mutual funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or purchase payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENTS

      If you are purchasing a Contract as a Non-Qualified Plan, the minimum initial purchase payment is $10,000 ($5,000 under an Automatic Investment Program). If you are purchasing a Contract as a Qualified Plan, the minimum initial purchase payment is $2,000 ($25 under an Automatic Investment Program). Thereafter, you may choose the amount and frequency of purchase payments, except that the minimum subsequent purchase payment is $1,000 ($200 under an Automatic Investment Program) for Non-Qualified Plans and $500 ($25 under an Automatic Investment Program) for Qualified Plans. The Company may reduce the minimum purchase payment requirements under certain circumstances, such as for group or sponsored arrangements. The Company will not accept without prior Company approval aggregate purchase payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner.

      The Company will apply the initial purchase payment not later than the end of the second Valuation Date after the Valuation Date it is received by the Company at its T. Rowe Price Variable Annuity Service Center; provided that the purchase payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such purchase payment. If the Company does not receive a complete application, the Company will hold your purchase payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the purchase payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial purchase payment or if the Company determines it cannot otherwise issue the Contract and/or apply the purchase payment to your Contract, the Company will return the initial purchase payment to you unless you consent to the Company retaining the purchase payment until the application is made complete.

      The Company will credit subsequent purchase payments as of the end of the Valuation Period in which they are received by the Company at the T. Rowe Price Variable Annuity Service Center; however, subsequent purchase payments received at or after the cut-off time of 3:00 p.m. Central time will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." You may make purchase payments after the initial purchase payment at any time prior to the

VARIABLE ANNUITY PROSPECTUS                                                   18

      Annuity Payout Date, so long as the Owner is living. Subsequent purchase payments under a Qualified Plan may be limited by the terms of the plan and provisions of the Internal Revenue Code. Subsequent purchase payments may be paid under an Automatic Investment Program or, if you own shares of one or more T. Rowe Price Funds, you may direct Investment Services to redeem shares of that fund(s) and forward the redemption proceeds to the Company as a subsequent purchase payment. The initial purchase payment must be paid before the Company will accept an Automatic Investment Program. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss.

      If mandated under applicable law, the Company may be required to reject a purchase payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for exchanges, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF PURCHASE PAYMENTS

      In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which purchase payments will be allocated. Purchase payments will be allocated according to your instructions contained in the application or more recent instructions received, if any, except that no purchase payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives include the Subaccounts and the Fixed Interest Account.

      You may change the purchase payment allocation instructions by submitting a proper written request to the Company's T. Rowe Price Variable Annuity Service Center. A proper change in allocation instructions will be effective upon receipt by the Company at the T. Rowe Price Variable Annuity Service Center and will continue in effect until you submit a change in instructions to the Company. You may make changes in your purchase payment allocation by telephone provided the proper form is properly completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Changes in the allocation of future purchase payments have no effect on existing Account Value. You may, however, exchange Account Value among the Subaccounts and the Fixed Interest Account in the manner described in "Exchanges of Account Value."

DOLLAR COST AVERAGING OPTION

      Prior to the Annuity Payout Date, you may dollar cost average your Account Value by authorizing the Company to make periodic exchanges of Account Value from any one Subaccount to one or more of the other Subaccounts. Dollar cost averaging is a systematic method of investing in which securities are purchased at regular intervals in fixed dollar amounts so that the cost of the securities gets averaged over time and possibly over various market cycles. The option will result in the exchange of Account Value from one Subaccount to one or more of the other Subaccounts. Amounts exchanged under this option will be credited at the price of the Subaccount as of the end of the Valuation Dates on which the exchanges are effected. Since the price of a Subaccount's Accumulation Units will vary, the amounts allocated to a Subaccount will result in the crediting of a greater number of units when the price is low and a lesser number of units when the price is high. Similarly, the amounts exchanged from a Subaccount will result in a debiting of a greater number of units when the price is low and a lesser number of units when the price is high. Dollar cost averaging does not guarantee profits, nor does it assure that you will not have losses.

      You may request a Dollar Cost Averaging Request form from the T. Rowe Price Variable Annuity Service Center. On the form, you must designate whether Account Value is to be exchanged on the basis of a specific dollar amount, a fixed period or earnings only, the Subaccount or Subaccounts to and from which the exchanges will be made, the desired frequency of the exchanges, which may be on

VARIABLE ANNUITY PROSPECTUS                                                   19

      a monthly, quarterly, semiannual, or annual basis, and the length of time during which the exchanges shall continue or the total amount to be exchanged over time. The minimum amount that may be exchanged is $200 and the minimum amount that may be exchanged to any one Subaccount is $25. The Company does not require that exchanges be continued over any minimum period of time, although typically dollar cost averaging would extend over a period of at least one year.

      To elect the Dollar Cost Averaging Option, your Account Value must be at least $5,000, ($2,000 for a Contract funding a Qualified Plan), and a Dollar Cost Averaging Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. The Company will not consider the Dollar Cost Averaging Request form to be complete until your Account Value is at least the required amount. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options.

      After the Company has received a Dollar Cost Averaging Request in proper form at the T. Rowe Price Variable Annuity Service Center, the Company will exchange Account Value in the amounts you designate from the Subaccount from which exchanges are to be made to the Subaccount or Subaccounts you have chosen. The Company will effect each exchange on the date you specify or if no date is specified, on the monthly, quarterly, semiannual, or annual anniversary, whichever corresponds to the period selected, of the date of receipt at the T. Rowe Price Variable Annuity Service Center of a Dollar Cost Averaging Request in proper form. Exchanges will be made until the total amount elected has been exchanged, or until Account Value in the Subaccount from which exchanges are made has been depleted. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that generally are allowed as discussed under "Exchanges of Account Value."

      You may make changes to the option by writing to the T. Rowe Price Variable Annuity Service Center or by telephone provided the proper form is completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. You may instruct the Company at any time to terminate the option by written request to the T. Rowe Price Variable Annuity Service Center. In that event, the Account Value in the Subaccount from which exchanges were being made that has not been exchanged will remain in that Subaccount unless you instruct us otherwise. If you wish to continue exchanging on a dollar cost averaging basis after the expiration of the applicable period, the total amount elected has been exchanged, or the Subaccount has been depleted, or after the Dollar Cost Averaging Option has been canceled, you must complete a new Dollar Cost Averaging Request and send it to the T. Rowe Price Variable Annuity Service Center. The Contract must meet the $5,000 ($2,000 for a Contract funding a Qualified
      Plan) minimum required amount of Account Value at that time. The Company may discontinue, modify, or suspend the Dollar Cost Averaging Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. The Company does not currently charge a fee for this option.

      You may also dollar cost average Account Value to or from the Fixed Interest Account, subject to certain restrictions described under "The Fixed Interest Account."

ASSET REBALANCING OPTION

      Prior to the Annuity Payout Date, you may authorize the Company to automatically exchange Account Value each quarter to maintain a particular percentage allocation among the Subaccounts. The Account Value allocated to each Subaccount will grow or decline in value at different rates during the quarter, and Asset Rebalancing automatically reallocates the Account Value in the Subaccounts each quarter to the allocation you select. Asset Rebalancing is intended to exchange Account Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value. Over time, this method of investing may help you to buy low and sell high, although there can be no assurance of this. This investment method does not guarantee profits, nor does it assure that you will not have losses.

VARIABLE ANNUITY PROSPECTUS                                                   20

      To elect this option, the Account Value must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan) and an Asset Rebalancing Request in proper form must be received by the Company at the T. Rowe Price Variable Annuity Service Center. You may not have in effect at the same time Dollar Cost Averaging and Asset Rebalancing Options. An Asset Rebalancing Request form is available upon request. On the form, you must indicate the applicable Subaccounts, the applicable time period and the percentage of Account Value to be allocated to each Subaccount. If the Asset Rebalancing Option is elected, all Account Value allocated to the Subaccounts must be included in the Asset Rebalancing Option.

      Upon receipt of the Asset Rebalancing Request form, the Company will effect an exchange among the Subaccounts based upon the percentages that you selected. Thereafter, the Company will exchange Account Value to maintain that allocation on each quarterly, semiannual or annual anniversary, as applicable, of the date of the Company's receipt of the Asset Rebalancing Request in proper form. The amounts exchanged will be credited at the price of the Subaccount as of the end of the Valuation Date on which the exchange is effected. Amounts periodically exchanged under this option are not included in the six exchanges per Contract Year that generally are allowed as discussed under "Exchanges of Account Value."

      You may make changes to the option by writing to the Company's T. Rowe Price Variable Annuity Service Center or by telephone provided the proper form is completed, signed, and filed at the Company's T. Rowe Price Variable Annuity Service Center. You may instruct the Company at any time to terminate this option by written request to the T. Rowe Price Variable Annuity Service Center. This option will terminate automatically in the event that you exchange Account Value outside the Asset Rebalancing Option by written request or telephone instructions. In either event, the Account Value in the Subaccounts that has not been exchanged will remain in those Subaccounts regardless of the percentage allocation unless you instruct us otherwise. If you wish to continue Asset Rebalancing after it has been canceled, you must complete a new Asset Rebalancing Request form and send it to the T. Rowe Price Variable Annuity Service Center. The Account Value at the time the request is made must be at least $10,000 ($2,000 for a Contract funding a Qualified Plan). The Company may discontinue, modify, or suspend the Asset Rebalancing Option at any time provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. The Company does not currently charge a fee for this option.

      Account Value allocated to the Fixed Interest Account may be included in Asset Rebalancing option, subject to certain restrictions described under "The Fixed Interest Account."

EXCHANGES OF ACCOUNT VALUE

      You may exchange Account Value among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center both before and after the Annuity Payout Date. You may exchange Account Value (other than exchanges in connection with the Dollar Cost Averaging or Asset Rebalancing Options) by telephone if the proper form has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum exchange amount is $500 ($200 under the Dollar Cost Averaging Option), or the amount remaining in a given Subaccount. The minimum exchange amount does not apply to exchanges under the Dollar Cost Averaging or Asset Rebalancing Options.

      The Company generally effects exchanges between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the exchange request is received; however, exchange requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

VARIABLE ANNUITY PROSPECTUS                                                   21

      You may also exchange Account Value to the Fixed Interest Account; however, exchanges from the Fixed Interest Account to the Subaccounts are restricted as described under "The Fixed Interest Account." The Company does not assess an exchange fee on exchanges. For a discussion of exchanges after the Annuity Payout Date, see "Annuity Payments."

      FREQUENT EXCHANGE RESTRICTIONS

      The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Portfolios. These kinds of strategies and exchange activities may disrupt portfolio management of the Portfolios in which the Subaccounts invest (such as requiring the Portfolios to maintain a high level of cash or causing the Portfolios to liquidate investments prematurely to pay withdrawals), hurt Portfolio performance, and drive Portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Portfolios, the risk exists that the Portfolios may suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Portfolios, Owners with Account Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict exchanges if we determine that you are engaging in a pattern of exchanges that is disruptive to the Portfolios or potentially disadvantageous to other Owners with Account Value allocated to the applicable Subaccount (regardless of the number of previous exchanges the Owner has made during the Contract Year). In making this determination, we monitor exchanges among the Subaccounts and consider among other things, the following factors:

         -  The total dollar amount being exchanged;

         -  The number of exchanges you made within the previous three months;

         - Whether your exchanges appear to follow a pattern designed to take advantage of short-term market fluctuations; and

         - Whether your exchanges appear to be part of a group of exchanges made by a third party on behalf of the individual Owners in the group.

      If the Company determines that your exchange patterns among the Subaccounts are disruptive to the Portfolios or potentially disadvantageous to Owners, the Company will prohibit you from making telephone exchanges or other electronic exchanges and instead require that you submit exchange requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the Company will require that you submit exchange requests in writing via regular U.S. mail for a 90-day period if you make a certain number of exchanges from a Subaccount followed by an exchange to that Subaccount (or to a Subaccount
`      followed by an exchange from that Subaccount) ("round trip exchanges")
      during the prior three-month period, as follows.

VARIABLE ANNUITY PROSPECTUS                                                   22

      TABLE 5

                                                                                 NUMBER OF ROUND
                              SUBACCOUNT                                         TRIP EXCHANGES*
--------------------------------------------------------------------------       ---------------
T. Rowe Price Prime Reserve                                                         Unlimited

T. Rowe Price New America Growth, T.                                                    1
Rowe Price Equity Income, T. Rowe Price Personal Strategy Balanced, T.
Rowe Price Blue Chip Growth, T. Rowe Price Health Sciences, T. Rowe Price
Equity Index 500, T. Rowe Price Limited-Term Bond, T. Rowe Price Mid-Cap
Growth, T. Rowe Price International Stock

      *Number of round trip exchanges in any three-month period that will trigger a letter requiring that you submit exchange requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter.

      In addition to the Company's own frequent exchange procedures, managers of the Portfolios may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful exchange. If the Company reverses a potentially harmful exchange, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original exchange was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company reserves the right to reject an exchange request at any time that the Company is unable to purchase or redeem shares of any of the Portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the Portfolio's policies and procedures on market timing activities or other potentially abusive exchanges. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Portfolios in the future. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large exchanges that may adversely affect other Owners or Portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on exchanges). The Company may change its parameters to monitor for factors other than the number of "round trip exchanges" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate exchanges made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company does not include exchanges made pursuant to Dollar Cost Averaging and Asset Rebalancing Options in these limitations. The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Portfolios that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent exchanges.

      Contractowners seeking to engage in programmed, frequent, or large exchange activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such exchange activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful exchanges. Furthermore, the identification of Owners determined to be engaged in exchange activity that may adversely affect other Owners or Portfolio shareholders involves judgments that are inherently subjective.

VARIABLE ANNUITY PROSPECTUS                                                   23

      Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Portfolios, the Company cannot guarantee that the Portfolios will not suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      Because the Company cannot guarantee that it can restrict or deter all harmful exchange activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Portfolios and potentially lower Portfolio performance and higher Portfolio expenses. In addition, there is a risk that the Company will not detect harmful exchange activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful exchange activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Portfolios, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

ACCOUNT VALUE

      The Account Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Interest Account. Account Value is determined as of any Valuation Date during the Accumulation Period and during the Annuity Period under Annuity Options 5 through 7.

      On each Valuation Date, the amount of Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Account Value." Account Value allocated to the Subaccounts is not guaranteed by the Company. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

DETERMINATION OF ACCOUNT VALUE

      Your Account Value will vary to a degree that depends upon several factors, including

      - Investment performance of the Subaccounts to which you have allocated Account Value,

      -  Interest credited to the Fixed Interest Account,

      -  Payment of purchase payments,

      -  Full and partial withdrawals,

      -  Annuity payments under Options 5 through 7 and

      -  Charges assessed in connection with the Contract.

      The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios. The investment performance of a Subaccount will reflect increases or decreases in the net asset value per share of the corresponding Portfolio and any dividends or distributions declared by the Portfolio. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

VARIABLE ANNUITY PROSPECTUS                                                   24

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate purchase payments to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price for the Subaccount's Accumulation Units as of the end of the Valuation Period in which the purchase payment is credited.

      In addition, other transactions including full or partial withdrawals, exchanges, annuity payments under Options 5 through 7 and assessment of premium taxes against the Contract affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the price of the Accumulation Unit of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio, (2) any dividends or distributions paid by the Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge under the Contract.

CUT-OFF TIMES

      Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include exchanges, full and partial withdrawals, death benefit payments, and purchase payments.

FULL AND PARTIAL WITHDRAWALS

      An Owner may make a partial withdrawal of Account Value, or surrender the Contract for its Withdrawal Value. A full or partial withdrawal, including a systematic withdrawal, may be taken from Account Value at any time while the Owner is living, and before the Annuity Payout Date, subject to restrictions on partial withdrawals of Account Value from the Fixed Interest Account and limitations under the applicable plan for Qualified Plans and applicable law. Withdrawals after the Annuity Payout Date are permitted only under Annuity Options 5 through 8 (unless the Owner has elected fixed annuity payments under Option 8). See "Annuity Payments" for a discussion of withdrawals after the Annuity Payout Date. A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price Variable Annuity Service Center; however, if a withdrawal request is received on a Valuation Date at or after the cut-off time of 3:00 p.m. Central time, the withdrawal will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times." A proper written request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable. You may direct Investment

VARIABLE ANNUITY PROSPECTUS                                                   25

      Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in your written withdrawal request.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value generally is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service Center, less any uncollected premium taxes to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge." The Withdrawal Value during the Annuity Period under Option 8 is the present value of future annuity payments calculated using the assumed interest rate, less any uncollected premium taxes. See "Annuity Payments."

      You may request a partial withdrawal for a specified percentage or dollar amount of Account Value. Each partial withdrawal must be at least $500 except systematic withdrawals discussed below. A request for a partial withdrawal will result in a payment by the Company of the amount specified in the partial withdrawal request provided there is sufficient Account Value to meet the request. Upon payment, your Account Value will be reduced by an amount equal to the payment and any premium tax charge. See "Premium Tax Charge." If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $2,000, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

      The Company will deduct the amount of a partial withdrawal from the Account Value in the Subaccounts and the Fixed Interest Account, according to the Owner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account." If you do not specify the allocation, the Company will contact you for instructions, and will effect the withdrawal as of the end of the Valuation Period in which such instructions are obtained. A full or partial withdrawal, including a systematic withdrawal, may be subject to a premium tax charge to reimburse the Company for any tax on premiums on a Contract that may be imposed by various states and municipalities. See "Premium Tax Charge."

      A full or partial withdrawal, including a systematic withdrawal, may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59-1/2, may be subject to a 10% penalty tax. In the case of Contracts issued in connection with retirement plans that meet the requirements of Section 408 of the Internal Revenue Code, reference should be made to the terns of the particular Qualified Plan for any limitations or restrictions on withdrawals. For more information, see "Restrictions on Withdrawals from Qualified Plans." The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

SYSTEMATIC WITHDRAWALS

      The Company currently offers a feature under which you may select systematic withdrawals. Under this feature, an Owner may elect to receive systematic withdrawals while the Owner is living and before the Annuity Payout Date by sending a properly completed Systematic Withdrawal Request form to the T. Rowe Price Variable Annuity Service Center. Systematic withdrawals are available only prior to the Annuity Payout Date. You may direct Investment Services to apply the proceeds of a systematic withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating on the Systematic Withdrawal Request form. An Owner may designate the systematic withdrawal amount as a percentage of Account Value allocated to the Subaccounts and/or Fixed Interest Account, as a specified dollar amount, as all earnings in the Contract, or based upon the life expectancy of the Owner or the Owner and a beneficiary. An Owner also may designate the desired frequency of the systematic withdrawals, which may be monthly, quarterly, semiannual, or annual. The Owner may stop or modify systematic withdrawals upon proper written request to the T. Rowe Price Variable Annuity Service Center at least 30 days in advance of the requested date of termination or

VARIABLE ANNUITY PROSPECTUS                                                   26

      modification. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable.

      Each systematic withdrawal must be at least $100. Upon payment, your Account Value will be reduced by an amount equal to the payment proceeds plus any applicable premium tax.

      In no event will payment of a systematic withdrawal exceed the Withdrawal Value. The Contract will automatically terminate if a systematic withdrawal causes the Contract's Withdrawal Value to equal $0.

      The Company will effect each systematic withdrawal as of the end of the Valuation Period during which the withdrawal is scheduled. The deduction caused by the systematic withdrawal will be allocated to your Account Value in the Subaccounts and the Fixed Interest Account based on your instructions.

      The Company may, at any time, discontinue, modify, or suspend systematic withdrawals provided that, as required by its contract with Investment Services, the Company first obtains the consent of Investment Services. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months as described under "The Fixed Interest Account." You should consider carefully the tax consequences of a systematic withdrawal, including the 10% penalty tax which may be imposed on withdrawals made prior to the Owner attaining age 59-1/2. See "Federal Tax Matters."

FREE-LOOK RIGHT

      You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Purchase payments received during the Free-Look Period will be allocated according to your instructions contained in the application or more recent instructions, if any. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you purchase payments allocated to the Fixed Interest Account. The Company will also refund any Account Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract. The Company will return purchase payments allocated to the Subaccounts rather than Account Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT

      You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Payout Date while this Contract is in force, the Company will calculate the death benefit proceeds payable to the Designated Beneficiary as of the Valuation Date the Company receives due proof of the Owner's death and instructions regarding payment to the Designated Beneficiary. If there are Joint Owners, the death benefit proceeds will be calculated upon receipt of due proof of death of either Owner and instructions regarding payment.

      If the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue the Contract in force, subject to certain limitations. See "Distribution Requirements." If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Payout Date and instructions regarding payment, and the amount of the death benefit is based on the age of the oldest Annuitant on the date the Contract was issued. If the death of the Owner occurs on or after the Annuity Payout Date, any death benefit will be determined according to the terms of the Annuity Option. See "Annuity Options."

VARIABLE ANNUITY PROSPECTUS                                                   27

      The death benefit proceeds will be the death benefit reduced by any uncollected premium tax. If the age of each Owner (or Annuitant, if the Owner is not a natural person) was 75 or younger on the Contract Date and an Owner dies prior to the Annuity Payout Date while this Contract is in force, the amount of the death benefit will be the greatest of:

      1. The Account Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center,

      2. The sum of all purchase payments, less any reductions caused by previous withdrawals, or

      3. The stepped-up death benefit.

      The stepped-up death benefit is:

      - the highest death benefit on any annual Contract anniversary that is both an exact multiple of five and occurs prior to the oldest Owner attaining age 76, plus

      - any purchase payments made since the applicable fifth annual Contract anniversary, less

      -  any withdrawals since the applicable anniversary.

      If an Owner dies prior to the Annuity Payout Date and the Contract was issued to the Owner after age 75, the amount of the death benefit will be the Account Value as of the end of the Valuation Period in which due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center.

      The death benefit for Contracts issued in Florida is different than the death benefit described above. For Contracts issued in Florida, the death benefit, regardless of age at issue, is the greater of:

      1. The Account Value on the Valuation Date due proof of death and instructions regarding payment are received by the Company at the T. Rowe Price Variable Annuity Service Center, or

      2. The sum of all purchase payments, less any reductions caused by previous withdrawals.

      The Company will pay the death benefit proceeds to the Designated Beneficiary in a single sum or under one of the Annuity Options, as elected by the Designated Beneficiary. However, if the Owner has completed a restricted beneficiary designation form, the death benefit proceeds will be paid to the Designated Beneficiary in the manner specified on the form. If the Designated Beneficiary is to receive annuity payments under an Annuity Option, there may be limits under applicable law on the amount and duration of payments that the beneficiary may receive, and requirements respecting timing of payments. A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" and "Distribution Requirements" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS

      For Contracts issued in connection with a Non-Qualified Plan, if the surviving spouse of the deceased Owner is the sole Designated Beneficiary, such spouse may elect to continue this Contract in force until the earlier of the spouse's death or the Annuity Payout Date or receive the death benefit proceeds. If the surviving spouse elects to continue the Contract, no death benefit will be paid and Account Value will not be adjusted to reflect the amount of any death benefit; provided, however, that the Designated Beneficiary will be entitled to receive the death benefit proceeds in accordance with the terms of the Contract upon the death of the surviving spouse.

VARIABLE ANNUITY PROSPECTUS                                                   28

      For any Designated Beneficiary other than a surviving spouse, only those options may be chosen that provide for complete distribution of such Owner's interest in the Contract within five years of the death of the Owner. If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with a Qualified Plan, the terms of the particular Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

DEATH OF THE ANNUITANT

      If the Annuitant dies prior to the Annuity Payout Date, and the Owner is a natural person and is not the Annuitant, no death benefit proceeds will be payable under the Contract. The Owner may name a new Annuitant within 30 days of the Annuitant's death. If a new Annuitant is not named, the Company will designate the Owner as Annuitant. On the death of the Annuitant on or after the Annuity Payout Date, any guaranteed payments remaining unpaid will continue to be paid to the Designated Beneficiary pursuant to the Annuity Option in force at the date of death. See "Annuity Options."

CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE

      The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge generally is equal to an annual rate of 0.55% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that annuity payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. The Company also assumes a mortality risk in connection with the death benefit under the Contract.

      The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional and administrative expenses, and compensation paid by the Company to Investment Services or an affiliate thereof. Until August 2003, the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

      Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. The Company deducts this charge when due, typically upon the Annuity Payout Date, upon full or partial withdrawal, or upon payment of

VARIABLE ANNUITY PROSPECTUS                                                   29

      the death benefit, if premium taxes are incurred at that time and are not refundable. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

OTHER CHARGES

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

GUARANTEE OF CERTAIN CHARGES

      The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.55% of each Subaccount's average daily net assets.

FUND EXPENSES

      Each Subaccount of the Separate Account purchases shares at the net asset value of the corresponding Portfolio. Each Portfolio's net asset value reflects the investment management fee and other expenses that are deducted from the assets of the Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bear a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in each Portfolio's prospectus, are not specified or fixed under the terms of the Contract, and the Company bears no responsibility for such fees and expenses.

ANNUITY PAYMENTS

GENERAL

      You may select the Annuity Payout Date at the time of application. You may not defer the Annuity Payout Date beyond the Annuitant's 90th birthday, although the terms of a Qualified Plan and the laws of certain states may require you start annuity payments at an earlier age. If you do not select an Annuity Payout Date, the Annuity Payout Date will be the later of the Annuitant's 70th birthday or the tenth annual Contract Anniversary. If you do not select an Annuity Option, Annuity Payments will not begin until you make a selection, which may be after the Annuity Payout Date. See "Selection of an Option." If there are Joint Annuitants, the birth date of the older Annuitant will be used to determine the latest Annuity Payout Date. A letter will be sent to the Owner on the proposed Annuity Payout Date requesting that the Owner confirm this date or select a new date.

      On the Annuity Payout Date, the Account Value as of that date, less any premium taxes, will be applied to provide an annuity under one of the Options described below. Each Option is available in two forms -- either as a variable annuity for use with the Subaccounts or as a fixed annuity for use with the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each Annuity Option are set forth in the table below.

VARIABLE ANNUITY PROSPECTUS                                                   30

      TABLE 6

                                                                                          COMBINATION VARIABLE
ANNUITY OPTION                                         VARIABLE ANNUITY   FIXED ANNUITY    AND FIXED ANNUITY
----------------------------------------------         ----------------   -------------   --------------------
Option 1 - Life Income                                         X                X
Option 2 - Life Income with Period Certain                     X                X
Option 3 - Life Income with Installment Refund                 X                X
Option 4 - Joint and Last Survivor                             X                X
Option 5 - Payments for a Specified Period                     X                X                 X
Option 6 - Payments of a Specified Amount                      X                X                 X
Option 7 - Age Recalculation                                   X                X                 X
Option 8 - Period Certain                                      X                X

      Variable Annuity Payments will fluctuate with the investment performance of the applicable Subaccounts while fixed Annuity Payments will not. Unless you direct otherwise, proceeds derived from Account Value allocated to the Subaccounts will be applied to purchase a variable annuity and proceeds derived from Account Value allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The proceeds under the Contract will be equal to your Account Value in the Subaccounts and the Fixed Interest Account as of the Annuity Payout Date, reduced by any applicable premium taxes.

      You may elect to receive Annuity Payments on a monthly, quarterly, semiannual, or annual basis. No Annuity Payments will be made for less than $100. You may direct Investment Services to apply the proceeds of an Annuity Payment to shares of one or more of the T. Rowe Price Funds by submitting a written request to the T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may designate or change an Annuity Payout Date, Annuity Option, or Annuitant, provided proper written notice is received at the T. Rowe Price Variable Annuity Service Center at least 30 days prior to the Annuity Payout Date set forth in the Contract. The date selected as the new Annuity Payout Date must be at least 30 days after the date written notice requesting a change of Annuity Payout Date is received at the T. Rowe Price Variable Annuity Service Center.

EXCHANGES AND WITHDRAWALS

      During the Annuity Period, you may exchange Account Value or Payment Units among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. Exchanges of Account Value or Payment Units during the Annuity Period will result in future annuity payments based upon the performance of the Subaccounts to which the exchange is made.

      The Owner may exchange Payment Units under Options 1 through 4 and 8 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account." The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount.

      Once Annuity Payments have commenced under Options 1 through 4, an Annuitant or Owner cannot change the Annuity Option and cannot make partial withdrawals or surrender his or her annuity for the

VARIABLE ANNUITY PROSPECTUS                                                   31

      Withdrawal Value. An Owner also cannot change the Annuity Option or make partial withdrawals or surrender his or her annuity for the Withdrawal Value if he or she has elected fixed annuity payments under Option 8. Under Annuity Options 5 through 7, an Owner may make full or partial withdrawals of Account Value (other than systematic withdrawals), subject to any applicable premium tax charge and the restrictions on withdrawals from the Fixed Interest Account.

      If an Owner has elected variable annuity payments or a combination of variable and fixed annuity payments under Option 8, an Owner may elect to withdraw the present value of future annuity payments, commuted at the assumed interest rate, subject to a reduction for any uncollected premium tax. If the Owner elects a partial withdrawal under Option 8, future variable annuity payments will be reduced as a result of such withdrawal. The Company will make payment in the amount of the partial withdrawal requested and will reduce the amount of future annuity payments by a percentage that is equal to the ratio of (i) the partial withdrawal, plus any uncollected premium tax, over (ii) the present value of future annuity payments, commuted at the assumed interest rate. The number of Annuity Units used in calculating future variable annuity payments is reduced by the applicable percentage. The Owner may not make systematic withdrawals under Option 8. See "Annuity Payments" for more information with regard to how the Company calculates variable annuity payments.

ANNUITY OPTIONS

      The Contract provides for eight Annuity Options. The Company may make other Annuity Options available upon request at the discretion of the Company. If no Annuity Option has been selected, the Contract provides that Annuity Payments will be made to the Annuitant under Option 2 which shall be an annuity payable monthly during the lifetime of the Annuitant with payments guaranteed to be made for 10 years. The Company, however, will not begin Annuity Payments under any Annuity Option until the Owner has contacted the Company with specific instructions that reconfirm the Annuity Option and Annuity Payout Date set forth in the Contract. The Annuity Options are set forth below.

      OPTION 1 - LIFE INCOME Periodic Annuity Payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one Annuity Payment if the Annuitant's death occurred prior to the due date of the second Annuity Payment, two if death occurred prior to the due date of the third Annuity Payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected by the Owner, Annuity Payments will be continued during the remainder of such period to the Designated Beneficiary. Upon the Annuitant's death after the period certain, no further annuity payments will be made.

      OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first payment, Annuity Payments will be continued to the Designated Beneficiary until that number of Annuity Payments has been made.

      OPTION 4 - JOINT AND LAST SURVIVOR Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. With respect to fixed Annuity Payments, the amount of the Annuity Payment and, with respect to variable annuity payments, the number of Payment Units used to determine the Annuity Payment, is reduced as of the first Annuity Payment following the Annuitant's

VARIABLE ANNUITY PROSPECTUS                                                   32

      death. It is possible under this Option for only one Annuity Payment to be made if both Annuitants died prior to the second Annuity Payment due date, two if both died prior to the third Annuity Payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic Annuity Payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each Annuity Payment is determined by dividing Account Value by the number of Annuity Payments remaining in the period. If, at the death of all Annuitants, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

      OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic Annuity Payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

      OPTION 7 - AGE RECALCULATION Periodic Annuity Payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.

      OPTION 8 - PERIOD CERTAIN Periodic Annuity Payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that Annuity Payments are calculated on the basis of Payment Units. If the Annuitant dies prior to the end of the period certain, the remaining payments will be made to the Designated Beneficiary.

SELECTION OF AN OPTION

      You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting Annuity Payments and other matters. For instance, Qualified Plans generally require that Annuity Payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70-1/2. In addition, under a Qualified Plan, the period elected for receipt of Annuity Payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70-1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

      The Company does not allow the Annuity Payout Date to be deferred beyond the Annuitant's 90th birthday.

ANNUITY PAYMENTS

      Annuity Payments under Options 1 through 4 and 8 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 the annuity rates will vary based upon the age and sex of the Annuitant, except that unisex rates are used where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Payout Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table projected for mortality improvement for 45 years using projection scale G and are adjusted to reflect an assumed interest rate of 3.5%, compounded annually. See the table below for

VARIABLE ANNUITY PROSPECTUS                                                   33

      the basis of annuity rates. In the case of Options 5, 6 and 7, Annuity Payments are based upon Account Value without regard to annuity rates.

                             BASIS OF ANNUITY RATES

         OPTIONS 1-4                      OPTION 8
Assumed Interest Rate               Assumed Interest Rate

Mortality Table 1983(a)
projected for mortality
improvement using projection
scale G

      The Company calculates variable Annuity Payments under Options 1 through 4 and 8 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and was initially $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Payment Units used to calculate each variable Annuity Payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4 and 8 for each $1,000 applied to the Annuity Option. The Account Value as of the Annuity Payout Date, less any applicable premium taxes, is divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial Annuity Payment for a variable annuity and the guaranteed monthly Annuity Payment for a fixed annuity.

      On the Annuity Payout Date, the Company divides the initial variable Annuity Payment by the value as of that date of the Payment Unit for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent Annuity Payments. If variable Annuity Payments are allocated to more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable Annuity Payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable Annuity Payment is allocated to the Subaccounts in the same proportion as the Account Value is allocated as of the Annuity Payout Date. The number of Payment Units will remain constant for subsequent Annuity Payments, unless the Owner exchanges Payment Units among Subaccounts or makes a withdrawal under Option 8.

      Subsequent variable Annuity Payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the Annuity Payment. If the Annuity Payment is allocated to more than one Subaccount, the Annuity Payment is equal to the sum of the payment amount determined for each Subaccount.

ASSUMED INTEREST RATE

      As discussed above, the annuity rates for Options 1 through 4 and 8 are based upon an assumed interest rate of 3.5%, compounded annually. Variable Annuity Payments generally increase or decrease from one Annuity Payment date to the next based upon the net performance (returns after fees and expenses) of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net performance of the Subaccount selected is equal to the assumed interest rate, the Annuity Payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the Annuity Payments will increase and if it is less than the assumed

VARIABLE ANNUITY PROSPECTUS                                                   34

      interest rate, the Annuity Payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial Annuity Payment but the amount of the Annuity Payment would increase more slowly in a rising market (or the amount of the Annuity Payment would decline more rapidly in a declining market). A lower assumed interest rate, for example 3.5%, would have the opposite effect.

THE FIXED INTEREST ACCOUNT

      You may allocate all or a portion of your purchase payments, and exchange Account Value, to the Fixed Interest Account. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The Company has been advised that the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Account. The disclosure, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of the Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract."

      Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

INTEREST

      Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least a specified minimum ("Guaranteed Rate"). The Guaranteed Rate accrues daily and is an annual effective rate of 1% to 3% based upon the state in which the Contract is issued and the requirements of that state. Such interest will be paid regardless of the actual investment experience of the Company's General Account. The principal, after charges and deductions, also is guaranteed. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time. Because the Company may declare a Current Rate in its sole discretion, you assume the risk that interest credited to Account Value in the Fixed Interest Rate may not exceed the Guaranteed Rate.

      Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Guaranteed Rate (or Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account). The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

VARIABLE ANNUITY PROSPECTUS                                                   35

      Because the Company may, in its sole discretion, anticipate changing the Current Rate from time to time, Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Account Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of your Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

      For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken in the following order:
      (1) from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected; (2) then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and (3) ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

      If permitted by your Contract, the Company may discontinue accepting purchase payments or exchanges into the Fixed Interest Account at any time.

DEATH BENEFIT

      The death benefit under the Contract will be determined in the same fashion for a Contract that has Account Value in the Fixed Interest Account as for a Contract that has Account Value allocated to the Subaccounts. See "Death Benefit."

CONTRACT CHARGES

      Premium taxes will be the same for Contractowners who allocate purchase payments or exchange Account Value to the Fixed Interest Account as for those who allocate purchase payments or exchange Account Value to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, you will not pay directly or indirectly the investment management fees and operating expenses of the Portfolios to the extent Account Value is allocated to the Fixed Interest Account; however, you also will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

      You may exchange amounts from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitations. Exchanges from the Fixed Interest Account are allowed only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the exchange is effected, (2) pursuant to the Dollar Cost Averaging Option provided that such exchanges are scheduled to be made over a period of not less than one year, and (3) pursuant to the Asset Rebalancing Option, provided that upon receipt of the Asset Rebalancing Request, Account Value is allocated among the Fixed Interest Account and the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account set forth in (1) above. Accordingly, if you desire to implement the Asset

VARIABLE ANNUITY PROSPECTUS                                                   36

      Rebalancing Option, you should do so at a time when Account Value may be exchanged from the Fixed Interest Account to the Subaccounts in the percentages selected by the Contractowner without violating the restrictions on exchanges from the Fixed Interest Account. Once you implement an Asset Rebalancing Option, the restrictions on exchanges will not apply to exchanges made pursuant to the Option.

      Up to six exchanges are allowed in any Contract Year and exchanges pursuant to the Dollar Cost Averaging and Asset Rebalancing Options are not included in the six exchanges allowed per Contract Year. The minimum amount that you may exchange from the Fixed Interest Account to the Subaccounts is the lesser of (i) $500 ($200 under the Dollar Cost Averaging Option) or (ii) the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

      If Account Value is being exchanged from the Fixed Interest Account pursuant to the Dollar Cost Averaging or Asset Rebalancing Option or withdrawn from the Fixed Interest Account pursuant to systematic withdrawals, any purchase payment allocated to, or Account Value exchanged to or from, the Fixed Interest Account will automatically terminate such Dollar Cost Averaging or Asset Rebalancing Option or systematic withdrawals, and any withdrawal from the Fixed Interest Account or the Subaccounts will automatically terminate the Asset Rebalancing Option. In the event of automatic termination of any of the foregoing options, the Company shall so notify the Contractowner, and the Contractowner may reestablish Dollar Cost Averaging, Asset Rebalancing, or systematic withdrawals by sending a written request to the Company, provided that the Owner's Account Value at that time meets any minimum amount required for the Dollar Cost Averaging or Asset Rebalancing Option.

      You may also make full withdrawals to the same extent as if you had allocated Account Value to the Subaccounts. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from Account Value, the Guarantee Period of which expires during the calendar month in which the partial withdrawal is effected, (2) pursuant to systematic withdrawals, and (3) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. Systematic withdrawals from Account Value allocated to the Fixed Interest Account must provide for payments over a period of not less than 36 months. See "Full and Partial Withdrawals" and "Systematic Withdrawals."

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

      As required by most states, the Company reserves the right to delay any full and partial withdrawals and exchanges from the Fixed Interest Account for up to six months after a written request in proper form is received at the T. Rowe Price Variable Annuity Service Center. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.

MORE ABOUT THE CONTRACT

OWNERSHIP

      The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters."

VARIABLE ANNUITY PROSPECTUS                                                   37

      Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only on a Contract issued pursuant to a Non-Qualified Plan.

DESIGNATION AND CHANGE OF BENEFICIARY

      The Designated Beneficiary is the person having the right to the death benefit, if any, payable upon the death of the Owner or Joint Owner prior to the Annuity Payout Date. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Owner or the Joint Owner: the Owner, the Joint Owner, the Primary Beneficiary; the Secondary Beneficiary; the Annuitant; or if none of the above are alive, the Owner's estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Primary Beneficiary will receive the death benefit of the Contract only if he or she is alive on the date of death of both the Owner and any Joint Owner prior to the Annuity Payout Date. Because the death benefit of the Contract goes to the first person on the above list who is alive on the date of death of any Owner, careful consideration should be given to the manner in which the Contract is registered, as well as the designation of the Primary Beneficiary. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on forms provided by the Company and received by the Company at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date this form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

DIVIDENDS

      The Contract is eligible to share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

      The Company will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will exchange Account Value between Subaccounts or from a Subaccount to the Fixed Interest Account, within seven days after a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

      - During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

      - During which trading on the New York Stock Exchange is restricted as determined by the SEC,

      - During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

      - For such other periods as the SEC may by order permit for the protection of investors.

      The Company reserves the right to delay payments of any full or partial withdrawal until all of your purchase payment checks have been honored by your bank.

VARIABLE ANNUITY PROSPECTUS                                                   38

PROOF OF AGE AND SURVIVAL

      The Company may require proof of age or survival of any person on whose life Annuity Payments depend.

MISSTATEMENTS

      If you misstate the age or sex of an Annuitant or age of an Owner, the correct amount paid or payable by the Company under the Contract shall be such as the Account Value would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS

INTRODUCTION

      The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code"). The ultimate effect of federal income taxes on the amounts held under a Contract, on annuity payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, you should consult a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of Annuity Payments under a Contract, or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

      GENERAL

      The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR THE COMPANY'S TAXES

      A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

VARIABLE ANNUITY PROSPECTUS                                                   39

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS

      Each of the Portfolios will be required to adhere to regulations issued by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).

      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." Guidance issued to date has no application to the Contract.

      The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example in the present case, the Contractowner has additional flexibility in allocating purchase payments and Account Values than in the cases described in the rulings. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are promulgated, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

      INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

      Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

VARIABLE ANNUITY PROSPECTUS                                                   40

   - SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code Section 72 provides that amounts received upon a total or partial withdrawal (including systematic withdrawals) from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of purchase payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract. Similarly, loans under a Contract are generally treated as distributions under the Contract.

   - SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the amount received is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

      For fixed annuity payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of annuity payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable annuity payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable annuity payment is taxable. Once the excludable portion of annuity payments to date equals the investment in the Contract, the balance of the annuity payments will be fully taxable.

   - PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59-1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract); (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

      If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59-1/2, or (b) before the taxpayer reaches age 59-1/2.

VARIABLE ANNUITY PROSPECTUS                                                   41

      ADDITIONAL CONSIDERATIONS

   - DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

      Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

   - GIFT OF ANNUITY CONTRACTS Generally, gifts of non-tax qualified Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

   - CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the purchase payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

   - MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

      In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, annuity payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

   - POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment

VARIABLE ANNUITY PROSPECTUS                                                   42

      of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

   - TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

      The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code, or a Roth IRA under Section 408A of the Code. If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage to that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including death benefit protection for your beneficiaries and annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract as a Qualified Plan. A Qualified Plan may permit the purchase of the Contracts to accumulate retirement savings under the plan. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

      The amounts that may be contributed to Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Contractowners, Annuitants, and Designated Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contracts comply with applicable law.

      The following is a brief description of Qualified Plans and the use of the Contract therewith:

   -  SECTION 408 AND SECTION 408A

      Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs."

VARIABLE ANNUITY PROSPECTUS                                                   43

      IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

      TABLE 7

      TAX YEAR                        AMOUNT
    2005 - 2007                     $ 4,000
2008 and thereafter                 $ 5,000

      Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the 2005 tax year , or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($70,000 for a married couple filing a joint return and $50,000 for a single taxpayer in 2005). If the individual's spouse is covered by an employer-sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

      Sale of the Contract for use with IRAs may be subject to special requirements imposed by the Internal Revenue Service. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the Internal Revenue Service or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.

      An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 following the calendar year in which the individual reaches age 70-1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

      If an individual dies before reaching his or her required beginning date, the individual's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the individual's death to a designated beneficiary and are made over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have reached age 70-1/2. If there is no Designated Beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

      If an individual dies after reaching his or her required beginning date, the individual's interest in the plan must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

VARIABLE ANNUITY PROSPECTUS                                                   44

      Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA.

      The IRS has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Contract comports with IRA qualification requirements.

      Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

      Regular contributions to a Roth IRA are not deductible, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

   -  TAX PENALTIES

      Premature Distribution Tax. Distributions from a Qualified Plan before the owner reaches age 59-1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases; (viii) made to pay "qualified higher education expenses"; or (ix) for certain "qualified first-time homebuyer distributions."

      Minimum Distribution Tax. If the amount distributed from all your IRAs is less than the minimum required distribution for the year, you are subject to a 50% tax on the amount that was not properly distributed.

VARIABLE ANNUITY PROSPECTUS                                                   45

   -  WITHHOLDING

      Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences applicable to Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF FUND SHARES

      You indirectly (through the Separate Account) purchase shares of the Portfolios when you allocate purchase payments to the Subaccounts. The Company owns shares of the Portfolios in the Separate Account for your benefit. Under current law, the Company will vote shares of the Portfolios held in the Subaccounts in accordance with voting instructions received from Owners having the right to give such instructions. You will have the right to give voting instructions to the extent that you have Account Value allocated to the particular Subaccount. The Company will vote all shares it owns through the Subaccount in the same proportion as the shares for which it receives voting instructions from Owners. The Company votes shares in accordance with its current understanding of the federal securities laws. If the Company later determines that it may vote shares of the Funds in its own right, it may elect to do so.

      Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which you may give voting instructions to the Company is determined by dividing your Account Value in the corresponding Subaccount on a particular date by the net asset value per share of the Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Funds. Voting instructions may be cast in person or by proxy.

      Voting rights attributable to your Account Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

SUBSTITUTION OF INVESTMENTS

      The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of

VARIABLE ANNUITY PROSPECTUS                                                   46

      Contractowners and that further investment in shares of any or all of the Portfolio(s) would cause undue risk to the Company, the Company may substitute shares of another Portfolio or of a different fund for shares already purchased, or to be purchased in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts if marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount with the consent of Investment Services.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required; or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

      The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation. The Company also reserves the right to limit the amount and frequency of subsequent purchase payments.

REPORTS TO OWNERS

      The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating the Account Value as of the end of each year. In addition, the statement will indicate the allocation of Account Value among the Fixed Interest Account and the Subaccounts and any other information required by law. The Company will also send confirmations upon purchase payments, exchanges, and full and partial withdrawals. The Company may confirm certain transactions on a quarterly basis. These transactions include exchanges under the Dollar Cost Averaging and Asset Rebalancing Options, purchase payments made under an Automatic Investment Program, systematic withdrawals, and Annuity Payments.

VARIABLE ANNUITY PROSPECTUS                                                   47

      You will also receive annual and semiannual reports containing financial statements for those Portfolios corresponding to the Subaccounts to which you have allocated your Account Value. Such reports will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports the federal securities laws may require.

ELECTRONIC PRIVILEGES

      You may request an exchange of Account Value and may make changes in your purchase payment allocation and to an existing Dollar Cost Averaging or Asset Rebalancing option by telephone if an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Any telephone or electronic device, whether it is the Company's, yours, or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your exchange request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your exchange request by writing to the T. Rowe Price Variable Annuity Service Center.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request exchanges by telephone and would have to submit written requests.

      By authorizing telephone exchanges, you authorize the Company to accept and act upon telephonic instructions for exchanges involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, nor any of its affiliates, nor any Funds, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone exchange privilege. The Company may discontinue, modify, or suspend the telephone exchange privilege at any time.

STATE VARIATIONS

      The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's T. Rowe Price Variable Annuity Service Center.

DISTRIBUTION OF THE CONTRACT

      T. Rowe Price Investment Services, Inc. is the distributor of the Contract. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and TRP International. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico. Investment Services is a member of the National Association of Securities Dealers, Inc. Investment Services is a wholly-owned subsidiary of T. Rowe Price and is an affiliate of the Funds. Investment Services does not receive any compensation from the Separate Account; however, as discussed under "Mortality and Expense Risk Charge," the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's

VARIABLE ANNUITY PROSPECTUS                                                   48

      average daily net assets for administrative services. The Company discontinued making such payments in August 2003. During fiscal years 2004, 2003, and 2002, the amounts paid to Investment Services for such administrative services were $0, $137,499, and $203,741, respectively.

LEGAL PROCEEDINGS

      The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Investment Services is a party that are reasonably likely to materially affect the Separate Account or the Company's ability to meet its obligations under the Contract or Investment Services' ability to perform its contract with the Separate Account.

      In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, Investment Services, or the Separate Account.

LEGAL MATTERS

      Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

      Performance information for the Subaccounts, including the yield and total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Prime Reserve Subaccount will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Prime Reserve Subaccount may become extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of 1, 5, and 10 years (or, if less, up to the life of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods.

      Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of

VARIABLE ANNUITY PROSPECTUS                                                   49

      the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT

      A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS

      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of the Separate Account at December 31, 2004, and for each of the specified periods ended December 31, 2004, or for portions of such periods as disclosed in the financial statements, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

      The Statement of Additional Information contains more specific information and financial statements relating to the Company and the Separate Account. The table of contents of the Statement of Additional Information is set forth below.

      General Information and History

      Distribution of the Contract

      Limits on Premiums Paid Under Tax-Qualified Retirement Plans

      Performance Information

      Experts

      Financial Statements

VARIABLE ANNUITY PROSPECTUS

T. ROWE PRICE NO-LOAD IMMEDIATE VARIABLE ANNUITY
An Individual Single Premium
Immediate Variable Annuity Contract
May 1, 2005

ISSUED BY:                                MAILING ADDRESS:
Security Benefit                          T. Rowe Price Variable
Life Insurance Company                    Annuity Service Center
One Security Benefit Place                P.O. Box 750440
Topeka, Kansas 66636-0001                 Topeka, Kansas 66675-0440
1-800-888-2461                            1-800-469-6587

VARIABLE ANNUITY PROSPECTUS                                                    2

INTRODUCTION

      - THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      - THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE T. ROWE PRICE EQUITY SERIES, INC., THE T. ROWE PRICE FIXED INCOME SERIES, INC. AND THE T. ROWE PRICE INTERNATIONAL SERIES, INC. YOU SHOULD READ THE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR FUTURE REFERENCE.

      This Prospectus describes the T. Rowe Price No-Load Immediate Variable Annuity -- a single premium immediate variable annuity contract (the "Contract") issued by Security Benefit Life Insurance Company (the "Company"). The Contract is available for individuals as a non-tax qualified retirement plan. The Contract is also available as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code. The Contract is designed to give you flexibility in receiving retirement income.

      The Contract provides several options for Annuity Payments beginning on the Annuity Payout Date. The Annuity Payout Date, which must be within 30 days of the Contract Date, and Annuity Option are selected at the time of purchase.

      The minimum initial Purchase Payment is $25,000. The Company does not accept additional Purchase Payments. You may allocate your Purchase Payment to one or more of the Subaccounts that comprise a separate account of the Company called the T. Rowe Price Variable Annuity Account, or to the Fixed Interest Account of the Company. Each Subaccount invests in a corresponding Portfolio of the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., or the T. Rowe Price International Series, Inc. (the "Funds"). Each Portfolio is listed under its respective Fund below.

T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio

      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may allocate purchase payments and exchange Account Value or Payment Units to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate your purchase payment or exchange your Account Value or Payment Units to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.

VARIABLE ANNUITY PROSPECTUS                                                    3

      The investments made by the Funds at any given time are not expected to be the same as the investments made by other mutual funds sponsored by T. Rowe Price Associates, Inc. or T. Rowe Price International, Inc. including other mutual funds with investment objectives and policies similar to those of the Portfolios. Different performance will result due to differences in cash flows into and out of the Portfolios, different fees and expenses and differences in portfolio size and positions.

      Your Annuity Payments, if supported by the Subaccounts, will vary based on the investment performance of the Subaccounts to which you allocate the Purchase Payment. No minimum amount of variable Annuity Payments is guaranteed, except that Annuity Payments under Option 9 are guaranteed never to fall below the Floor Payment. The Company guarantees the amount of fixed Annuity Payments.

      You may return a Contract according to the terms of its Free-Look Right (see "Free-Look Right"). This Prospectus concisely sets forth information about the Contract and the T. Rowe Price Variable Annuity Account that you should know before purchasing the Contract. The "Statement of Additional Information," dated May 1, 2005, which has been filed with the Securities and Exchange Commission ("SEC"), contains certain additional information. The Statement of Additional Information, as it may be supplemented from time to time, is incorporated by reference into this Prospectus and is available at no charge. You may obtain a Statement of Additional Information or a prospectus for any of the Portfolios by writing the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, or by calling 1-800-469-6587. The table of contents of the Statement of Additional Information is set forth on page 43 of this Prospectus.

      The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding companies that file electronically with the SEC.

      Date:  May 1, 2005

VARIABLE ANNUITY PROSPECTUS                                                    4

CONTENTS

      - YOU MAY NOT BE ABLE TO PURCHASE THE CONTRACT IN YOUR STATE. YOU SHOULD NOT CONSIDER THIS PROSPECTUS TO BE AN OFFERING IF THE CONTRACT MAY NOT BE LAWFULLY OFFERED IN YOUR STATE. YOU SHOULD ONLY RELY UPON INFORMATION CONTAINED IN THIS PROSPECTUS OR THAT WE HAVE REFERRED YOU TO. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Definitions                                                                5

Summary                                                                    7

Expense Table                                                              9

Condensed Financial Information                                           11

Information About the Company, the Separate Account, and the Funds        14

The Contract                                                              17

Charges and Deductions                                                    21

Annuity Payments                                                          22

The Fixed Interest Account                                                32

More About the Contract                                                   35

Federal Tax Matters                                                       36

Other Information                                                         43

Performance Information                                                   46

Additional Information                                                    47

Table of Contents For Statement of Additional Information                 47

VARIABLE ANNUITY PROSPECTUS                                                    5

DEFINITIONS

      -     VARIOUS TERMS COMMONLY USED IN THIS PROSPECTUS ARE DEFINED AS
            FOLLOWS:

      ACCOUNT VALUE The total value of a Contract, which includes amounts allocated to the Subaccounts and the Fixed Interest Account. The Company determines Account Value as of each Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7. Account Value is also determined under Option 9 during the Liquidity Period.

      ACCUMULATION UNIT A unit of measure used to calculate Account Value.

      ADMINISTRATIVE OFFICE T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

      ANNUITANT The person who receives Annuity Payments during the Annuity Period and on whose life Annuity Payments depend under Annuity Options 1 through 4 and 9. If the Owner names Joint Annuitants in the Contract, "Annuitant" means both Annuitants unless otherwise stated.

      ANNUITY A series of periodic income payments made by the Company to an Annuitant, Joint Annuitant, or Beneficiary during the period specified in the Annuity Option.

      ANNUITY OPTIONS or OPTIONS Options under the Contract that prescribe the provisions under which a series of Annuity Payments or a death benefit, if applicable, is paid.

      ANNUITY PAYMENTS Payments made beginning on the Annuity Payout Date according to the provisions of the Annuity Option selected. Annuity Payments are made on the same day of each month, on a monthly, quarterly, semiannual or annual basis, depending upon the Annuity Option selected.

      ANNUITY PERIOD The period beginning on the Annuity Payout Date during which Annuity Payments are made.

      ANNUITY PAYOUT DATE The date within 30 days of the Contract Date upon which Annuity Payments are scheduled to begin.

      CONTRACT DATE The date the Contract begins as shown in your Contract. Annual Contract anniversaries are measured from the Contract Date. It is usually the date that your initial Purchase Payment is credited to the Contract.

      CONTRACTOWNER or OWNER The person entitled to the ownership rights under the Contract and in whose name the Contract is issued. Any Owner must also be an Annuitant.

      CONTRACT YEAR Each 12-month period measured from the Contract Date.

      DESIGNATED BENEFICIARY The person having the right to the death benefit, if any, payable upon the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the Annuitant: the Primary Beneficiary; the Secondary Beneficiary; or if none of the above is alive, the Owner's Estate.

      FIXED INTEREST ACCOUNT An account that is part of the Company's General Account to which the Purchase Payment may be allocated to purchase a fixed annuity. Account Value allocated to the

VARIABLE ANNUITY PROSPECTUS                                                    6

      Fixed Interest Account under Options 5 through 7 will earn fixed rates of interest (which may not be less than 3%) declared by the Company periodically at its discretion.

      FLOOR PAYMENT Annuity Payments under Option 9 are guaranteed never to be less than the Floor Payment, which is equal to 80% of the amount of the initial Annuity Payment, adjusted for withdrawals.

      FUNDS T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. The Funds are diversified, open-end management investment companies commonly referred to as mutual funds.

      GENERAL ACCOUNT All assets of the Company other than those allocated to the Separate Account or to any other separate account of the Company.

      LIQUIDITY PERIOD Under Annuity Option 9, the period of time during which the Owner may withdraw Account Value. The Liquidity Period is a period beginning on the Contract Date and ending on a date five years from the Annuity Payout Date.

      PAYMENT UNIT A unit of measure used to calculate Annuity Payments under Options 1 through 4, 8 and 9.

      PURCHASE PAYMENT The amount paid to the Company as consideration for the Contract.

      SEPARATE ACCOUNT The T. Rowe Price Variable Annuity Account, a separate account of the Company that consists of accounts, referred to as Subaccounts, each of which invests in a corresponding Portfolio. The Purchase Payment may be allocated to Subaccounts of the Separate Account to support an Annuity Payment.

      SUBACCOUNT A division of the Separate Account of the Company which invests in a corresponding Portfolio of one of the Funds.

      T. ROWE PRICE VARIABLE ANNUITY SERVICE CENTER P.O. Box 750440, Topeka, Kansas 66675-0440, 1-800-469-6587.

      VALUATION DATE Each date on which the Separate Account is valued, which currently includes each day that the T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are open for trading. The
      T. Rowe Price Variable Annuity Service Center and the New York Stock Exchange are closed on weekends and on observation of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

      VALUATION PERIOD A period used in measuring the investment experience of each Subaccount of the Separate Account. The Valuation Period begins at the close of one Valuation Date and ends at the close of the next succeeding Valuation Date.

      WITHDRAWAL VALUE The amount a Contractowner receives upon full withdrawal of the Contract, which is equal to Account Value less any premium taxes due and paid by the Company and for withdrawals under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future Annuity Payments calculated using the assumed interest rate less any premium taxes due and paid by the Company.

VARIABLE ANNUITY PROSPECTUS                                                    7

SUMMARY

      This summary provides a brief overview of the more significant aspects of the Contract. Further detail is provided in this Prospectus, the Statement of Additional Information, and the Contract. Unless the context indicates otherwise, the discussion in this summary and the remainder of the Prospectus relates to the portion of the Contract involving the Separate Account. The Fixed Interest Account is briefly described under "The Fixed Interest Account" and in the Contract.

PURPOSE OF THE CONTRACT

      The single premium immediate variable annuity contract (the "Contract") described in this Prospectus provides several Options for Annuity Payments on a variable basis, a fixed basis, or both. You may select an Annuity Option that provides income for your lifetime or a specified period.

      You may purchase the Contract as a non-tax qualified retirement plan for an individual ("Non-Qualified Plan"). If you are eligible, you may also purchase the Contract as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code of 1986, as amended ("Qualified Plan"). An IRA may be purchased with contributions rolled over from tax-qualified plans such as 403(b) plans, 401(k) plans, or individual retirement accounts. See the discussion of IRAs and Roth IRAs under "Section 408 and
      Section 408A."

THE SEPARATE ACCOUNT AND THE FUNDS

      You may allocate your Purchase Payment to the T. Rowe Price Variable Annuity Account (the "Separate Account") to provide a variable annuity. See "Separate Account." The Separate Account is currently divided into accounts, each referred to as a Subaccount. See "Separate Account." Each Subaccount invests exclusively in shares of a Portfolio, each of which has a different investment objective and policies. Each Portfolio is listed under its respective Fund below.

      T. ROWE PRICE EQUITY SERIES, INC.

      T. Rowe Price New America Growth Portfolio
      T. Rowe Price Mid-Cap Growth Portfolio*
      T. Rowe Price Equity Income Portfolio
      T. Rowe Price Personal Strategy Balanced Portfolio
      T. Rowe Price Blue Chip Growth Portfolio
      T. Rowe Price Health Sciences Portfolio
      T. Rowe Price Equity Index 500 Portfolio

      T. ROWE PRICE FIXED INCOME SERIES, INC.

      T. Rowe Price Limited-Term Bond Portfolio
      T. Rowe Price Prime Reserve Portfolio

      T. ROWE PRICE INTERNATIONAL SERIES, INC.

      T. Rowe Price International Stock Portfolio

      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may allocate purchase payments and exchange Account Value or Payment Units to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate your purchase payment or exchange your Account Value or Payment Units to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.

      Your Annuity Payments, if supported by a Subaccount, will increase or decrease in dollar value depending on the investment performance of the corresponding Portfolio in which such Subaccount

VARIABLE ANNUITY PROSPECTUS                                                    8

      invests. You bear the investment risk for amounts allocated to a Subaccount. Not all of the Subaccounts are available under each Annuity Option.

FIXED INTEREST ACCOUNT

      You may allocate your Purchase Payment to the Fixed Interest Account to provide a fixed annuity. The Fixed Interest Account is part of the Company's General Account. Amounts allocated to the Fixed Interest Account earn interest at rates determined at the discretion of the Company and that are guaranteed to be at least an effective annual rate of 3%. See "The Fixed Interest Account."

PURCHASE PAYMENT

      The minimum Purchase Payment is $25,000. The Company does not accept additional Purchase Payments under the Contract. The Company will not accept without prior Company approval aggregate purchase payments in an amount that exceeds $1,000,000 under any variable annuity contract(s) issued by the Company for which you are an Owner and/or Joint Owner. See "Purchase Payment."

CONTRACT BENEFITS

      The Contract provides for several Annuity Options on either a variable basis, a fixed basis, or both. The Company guarantees payments under the fixed Annuity Options. See "Annuity Payments." The Contract provides for a death benefit upon the death of the Annuitant under certain of the Annuity Options. See "Annuity Options" for more information.

      You may exchange your interest in the Contract among the Subaccounts, subject to certain restrictions as described in "The Contract," "Exchanges" and "The Fixed Interest Account." You may make up to six exchanges in any Contract Year.

      You may withdraw your Account Value under Annuity Options 5 through 8 and during the Liquidity Period under Option 9. Withdrawals under Option 9 are subject to a withdrawal charge as discussed below. Withdrawals of Account Value allocated to the Fixed Interest Account are subject to certain restrictions described in "The Fixed Interest Account." See "Full and Partial Withdrawals" and "Federal Tax Matters" for more information about withdrawals, including the 10% penalty tax that may be imposed upon full and partial withdrawals made prior to the Owner attaining age 59-1/2.

FREE-LOOK RIGHT

      You may return the Contract within the Free-Look Period, which is generally a 10-day period beginning when you receive the Contract. In this event, the Company will refund to you as of the Valuation Date on which the Company receives your Contract any Purchase Payments allocated to the Fixed Interest Account plus the Account Value in the Subaccounts. The Company will refund the amount of the Purchase Payment allocated to the Subaccounts rather than the Account Value in those states and circumstances in which it is required to do so. See "Free-Look Right."

CHARGES AND DEDUCTIONS

      The Company does not deduct sales load from the Purchase Payments before allocating them to your Account Value. The Company will deduct certain charges in connection with the Contract as described below.

      - MORTALITY AND EXPENSE RISK CHARGE The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks equal to an annual rate of 0.55% (1.40% under Annuity Option 9) of each Subaccount's average daily net assets. See "Mortality and Expense Risk Charge."

VARIABLE ANNUITY PROSPECTUS                                                    9

      - PREMIUM TAX CHARGE The Company assesses a premium tax charge to reimburse itself for any premium taxes that it incurs with respect to this Contract. This charge will be deducted from your Purchase Payment if the Company incurs a premium tax. The Company reserves the right to deduct such taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%. See "Premium Tax Charge."

      - WITHDRAWAL CHARGE If you withdraw Account Value during the Liquidity Period under Option 9, the withdrawal is subject to a withdrawal charge. The charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date. The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is applied to the amount of the withdrawal. Withdrawals after the fifth year from the Annuity Payout Date are not permitted under Option 9. See "Contract Withdrawal Charge."

      - OTHER EXPENSES Investment management fees and operating expenses of the Funds are paid by the Funds and are reflected in the net asset value of Fund shares. For a description of these charges and expenses, see the Portfolio prospectuses.

            The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

TAX-FREE EXCHANGES

      You can generally exchange one contract for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both contracts carefully. Remember that if you exchange another contract for the one described in this prospectus, you might have to pay a surrender charge and tax, including a possible penalty tax, on your old contract, other charges may be higher (or lower) and the benefits may be different. You should not exchange another contract for this one unless you determine, after knowing all the facts that the exchange is in your best interest. If you contemplate such an exchange, you should consult a tax adviser to discuss the potential tax effects of such a transaction.

CONTACTING THE COMPANY

      You should direct all written requests, notices, and forms required by the Contract, and any questions or inquiries to the T. Rowe Price Variable Annuity Service Center, P.O. Box 750440, Topeka, Kansas 66675-0440 or by phone by calling 1-800-469-6587.

EXPENSE TABLE

      The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

VARIABLE ANNUITY PROSPECTUS                                                   10

TABLE 1

                                                                                          ALL OTHER
                                                                            OPTION 9   ANNUITY  OPTIONS
CONTRACT OWNER TRANSACTION EXPENSES are fees and expenses that you will pay when you purchase the Contract or make withdrawals from the
Contract. The information below does not reflect state premium taxes, which may be applicable to your Contract

   Sales Load on Purchase Payments                                            None          None
   Withdrawal Charge (as a percentage of amount withdrawn)                       5%(1)      None

PERIODIC EXPENSES are fees and expenses that you will pay periodically during the time that you own the Contract, not including fees and expenses of the Portfolios
   Annual Contract Fee                                                        None          None
   Separate Account Annual Expenses (as a percentage of average Account
     Value)
     Annual Mortality and Expense Risk Charge                                 1.40%         0.55%
     Total Separate Account Annual Expenses                                   1.40%         0.55%

(1) The withdrawal charge, which ranges from 5% in the first year to 1% in the fifth year, is imposed only upon withdrawals under Option 9 which are permitted only during the Liquidity Period. The withdrawal charge is based upon the year in which the withdrawal is made as measured from the Annuity Payout Date.

The table below shows the minimum and maximum total operating expenses charged by the Portfolios. You will pay the expenses of the Portfolios corresponding to the Subaccounts in which you invest during the time that you own the Contract. More details concerning each Portfolio's fees and expenses are contained in its prospectus.

TABLE 2

                                                   MINIMUM           MAXIMUM
Total Annual Portfolio Operating Expenses           0.40%             1.05%

Expenses deducted from Portfolio assets include management fees, distribution fees, and other expenses. The maximum expenses above represent the total annual operating expenses of that Portfolio with the highest total operating expenses for the period ended December 31, 2004, and the minimum expenses represent the total annual operating expenses of that Portfolio with the lowest total operating expenses for the period ended December 31, 2004.

Examples

These Examples are intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, separate account annual expenses and Portfolio fees and expenses but do not include state premium taxes, which may be applicable to your Contract.

The Examples assume that you invest $10,000 in the Contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assumes the maximum fees and expenses of the Contract and any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

TABLE 3

                                                                  1 YEAR   3 YEARS   5 YEARS   10 YEARS
OPTION 9
If you surrender your Contract at the end of the applicable
time period                                                        $704     $1051      $1406     $2786
If you do not surrender or you annuitize your Contract              248       764       1306      2786

ALL OTHER ANNUITY OPTIONS
If you surrender your Contract at the end of the applicable
time period                                                         163       505        871      1900
If you do not surrender or you annuitize your Contract              163       505        871      1900

VARIABLE ANNUITY PROSPECTUS                                                   11

CONDENSED FINANCIAL INFORMATION

      The following condensed financial information presents accumulation unit values for each of the years in the period ended December 31, 2004, as well as ending accumulation units outstanding under each Subaccount.

      Accumulation unit values for Annuity Options 5 through 7 and a deferred annuity contract funded by the Separate Account.

      TABLE 4

                                                 2004       2003      2002       2001      2000       1999
NEW AMERICA GROWTH SUBACCOUNT(1)
Accumulation unit value:
  Beginning of period......................    $ 19.01     $14.15    $19.85     $21.73    $24.91     $22.72
  End of period............................    $ 20.97     $19.01    $14.15     $19.85    $21.73     $24.91
Accumulation units:
  Outstanding at the end of period.........      2,028        167        --      1,035     1,104         --

EQUITY INCOME SUBACCOUNT(1)
Accumulation unit value:
  Beginning of period......................    $ 25.78     $20.66    $23.91     $22.92    $21.07     $20.42
  End of period............................    $ 29.47     $25.78    $20.66     $23.91    $22.92     $21.07
Accumulation units:
  Outstanding at the end of period.........     14,968      9,757     5,227      7,651     5,347      1,914

PERSONAL STRATEGY BALANCED SUBACCOUNT(1)
Accumulation unit value:
  Beginning of period......................    $ 22.51     $18.14    $19.78     $19.07    $19.44     $18.04
  End of period............................    $ 25.26     $22.51    $18.14     $19.78    $19.07     $19.44
Accumulation units:
  Outstanding at the end of period.........     11,754      5,461     6,227      7,696     4,477         --

BLUE CHIP GROWTH SUBACCOUNT(3)
Accumulation unit value:
  Beginning of period......................    $  8.30     $ 6.49    $ 8.57     $10.00
  End of period............................    $  8.98     $ 8.30    $ 6.49     $ 8.57
Accumulation units:
  Outstanding at the end of period.........      7,576      8,286     1,745         --

HEALTH SCIENCES SUBACCOUNT(3)
Accumulation unit value:
  Beginning of period......................    $  8.79     $ 6.49    $ 9.07     $10.00
  End of period............................    $ 10.11     $ 8.79    $ 6.49     $ 9.07
Accumulation units:
  Outstanding at the end of period.........      3,065      3,755     2,797      2,322

EQUITY INDEX 500 SUBACCOUNT(3)
Accumulation unit value:
  Beginning of period......................    $  8.64     $ 6.77    $ 8.76     $10.00
  End of period............................    $  9.48     $ 8.64    $ 6.77     $ 8.76
Accumulation units:
  Outstanding at the end of period.........      5,809      2,422        --         --

LIMITED-TERM BOND SUBACCOUNT(1)
Accumulation unit value:
  Beginning of period......................    $ 15.79     $15.22    $14.52     $13.00    $12.28     $12.38
  End of period............................    $ 15.87     $15.79    $15.22     $14.52    $13.00     $12.28
Accumulation units:
  Outstanding at the end of period.........     17,351      4,017     5,121      4,192        --         --

VARIABLE ANNUITY PROSPECTUS                                                   12

                                               2004       2003      2002       2001      2000       1999
MID-CAP GROWTH SUBACCOUNT(2)
Accumulation unit value:
  Beginning of period......................   $20.02     $14.55    $18.58     $18.53    $17.47     $14.34
  End of period............................   $23.57     $20.02    $14.55     $18.58    $18.53     $17.47
Accumulation units:
  Outstanding at the end of period.........    7,497      3,835     1,588      2,627     3,616      2,502

PRIME RESERVE SUBACCOUNT(2)
Accumulation unit value:
  Beginning of period......................   $12.62     $12.60    $12.49     $11.96    $11.44     $10.97
  End of period............................   $12.66     $12.62    $12.60     $12.49    $11.96     $11.44
Accumulation units:
  Outstanding at the end of period.........    3,037      2,421    11,588     19,767     1,944         --

INTERNATIONAL STOCK SUBACCOUNT(1)
Accumulation unit value:
  Beginning of period......................   $13.33     $10.27    $12.64     $15.86    $19.83     $15.08
  End of period............................   $15.08     $13.33    $10.27     $12.64    $15.86     $19.83
Accumulation units:
  Outstanding at the end of period.........    4,278      1,581     6,062         --     1,358         --

1     These Subaccounts commenced operations April 3, 1995.

2     These Subaccounts commenced operations January 2, 1997.

3     These Subaccounts commenced operations February 1, 2001.

Accumulation unit values for Annuity Option 9.

TABLE 5

                                              2004       2003      2002       2001      2000       1999
NEW AMERICA GROWTH SUBACCOUNT(1)
Accumulation unit value:
  Beginning of period......................  $17.64     $13.24    $18.73     $21.55    $24.46     $23.71
  End of period............................  $19.29     $17.64    $13.24     $18.73    $21.55     $24.46
Accumulation units:
  Outstanding at the end of period.........   3,364      3,422     3,769      4,009     4,432      4,648

EQUITY INCOME SUBACCOUNT(1)
Accumulation unit value:
  Beginning of period......................  $23.92     $19.33    $22.56     $22.56    $20.23     $22.10
  End of period............................  $27.10     $23.92    $19.33     $22.56    $22.56     $20.23
Accumulation units:
  Outstanding at the end of period.........   5,777      5,998     6,293      6,849     7,371      6,429

PERSONAL STRATEGY BALANCED SUBACCOUNT(1)
Accumulation unit value:
  Beginning of period......................  $20.89     $16.97    $18.67     $19.40    $18.67     $18.25
  End of period............................  $23.23     $20.89    $16.97     $18.67    $19.40     $18.67
Accumulation units:
  Outstanding at the end of period.........   2,296      2,428     2,671      2,904     3,155      2,020

BLUE CHIP GROWTH SUBACCOUNT(3)
Accumulation unit value:
  Beginning of period......................   $8.09        N/A       N/A        N/A
  End of period............................   $8.67        N/A       N/A        N/A
Accumulation units:
  Outstanding at the end of period.........      --         --       N/A        N/A

HEALTH SCIENCES SUBACCOUNT(3)
Accumulation unit value:
  Beginning of period......................   $8.57        N/A       N/A        N/A
  End of period............................   $9.77        N/A       N/A        N/A
Accumulation units:
  Outstanding at the end of period.........      --         --       N/A        N/A

VARIABLE ANNUITY PROSPECTUS                                                   13

                                              2004       2003      2002       2001      2000       1999
EQUITY INDEX 500 SUBACCOUNT(3)
Accumulation unit value:
  Beginning of period......................  $ 8.42        N/A       N/A        N/A
  End of period............................  $ 9.16        N/A       N/A        N/A
Accumulation units:
  Outstanding at the end of period.........      --         --       N/A        N/A

LIMITED-TERM BOND SUBACCOUNT(1)
Accumulation unit value:
  Beginning of period......................  $14.66     $14.25    $13.71     $12.82    $11.87     $11.89
  End of period............................  $14.61     $14.66    $14.25     $13.71    $12.82     $11.87
Accumulation units:
  Outstanding at the end of period.........     145        158       171        185       199          0

MID-CAP GROWTH SUBACCOUNT(2)
Accumulation unit value:
  Beginning of period......................  $18.86     $13.82    $17.80     $18.22    $17.20     $15.19
  End of period............................  $22.00     $18.86    $13.82     $17.80    $18.22     $17.20
Accumulation units:
  Outstanding at the end of period.........   1,578      1,661     1,812      1,990     2,164      2,102

PRIME RESERVE SUBACCOUNT(2)
Accumulation unit value:
  Beginning of period......................  $12.45        N/A       N/A        N/A       N/A        N/A
  End of period............................  $12.38        N/A       N/A        N/A       N/A        N/A
Accumulation units:
  Outstanding at the end of period.........      --         --       N/A        N/A       N/A        N/A

INTERNATIONAL STOCK SUBACCOUNT(1)
Accumulation unit value:
  Beginning of period......................  $12.37     $ 9.61    $11.93     $15.55    $19.20     $15.13
  End of period............................  $13.87     $12.37    $ 9.61     $11.93    $15.55     $19.20
Accumulation units:
  Outstanding at the end of period.........      --         --       578        649       722        782

1     These Subaccounts commenced operations April 3, 1995.

2     These Subaccounts commenced operations January 2, 1997.

3     These Subaccounts commenced operations February 1, 2001.

VARIABLE ANNUITY PROSPECTUS                                                   14

INFORMATION ABOUT THE COMPANY, THE SEPARATE ACCOUNT, AND THE FUNDS

SECURITY BENEFIT LIFE INSURANCE COMPANY

      The Company is a life insurance company organized under the laws of the State of Kansas. It was organized originally as a fraternal benefit society and commenced business February 22, 1892. It became a mutual life insurance company under its present name on January 2, 1950.

      On July 31, 1998, the Company converted from a mutual life insurance company to a stock life insurance company ultimately controlled by Security Benefit Mutual Holding Company, a Kansas mutual holding company. Membership interests of persons who were Contractowners as of July 31, 1998 became membership interests in Security Benefit Mutual Holding Company as of that date, and persons who acquire policies from the Company after that date automatically become members in the mutual holding company.

      The Company offers annuity contracts, as well as financial and retirement services. It is admitted to do business in the District of Columbia, and all states except New York. As of the end of 2004, the Company had total assets of approximately $11.3 billion. Together with its subsidiaries, the Company has total funds under management of approximately $14.7 billion.

PUBLISHED RATINGS

      The Company may from time to time publish in advertisements, sales literature, and reports to Owners, the ratings and other information assigned to it by one or more independent rating organizations such as A.M. Best Company and Standard & Poor's. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of the Company and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect their current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, the claims-paying ability of the Company as measured by Standard & Poor's Insurance Ratings Services may be referred to in advertisements or sales literature or in reports to Owners. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

SEPARATE ACCOUNT

      T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

      The Company established the T. Rowe Price Variable Annuity Account as a separate account under Kansas law on March 28, 1994. The Contract provides that income, gains, or losses of the Separate Account, whether or not realized, are credited to or charged against the assets of the Separate Account without regard to other income, gains, or losses of the Company. Kansas law provides that assets in a separate account attributable to the reserves and other liabilities under a contract may not be charged with liabilities arising from any other business that the insurance company conducts if, and to the extent the contract so provides. The Contract contains a provision stating that assets held in the Separate Account may not be charged with liabilities arising from other business that the Company conducts. The Company owns the assets in the Separate Account and is required to maintain sufficient assets in the Separate Account to meet all Separate Account obligations under the Contract. Such Separate Account assets are not subject to claims of the Company's creditors. The Company may transfer to its General Account assets that exceed anticipated obligations of the Separate Account. All obligations arising under the Contract are general corporate obligations of the Company. The Company may invest its own assets in the Separate Account for other purposes, but

VARIABLE ANNUITY PROSPECTUS                                                   15

      not to support contracts other than variable annuity contracts, and may accumulate in the Separate Account proceeds from Contract charges and investment results applicable to those assets.

      The Contract provides that income, gains and losses, whether or not realized, are credited to, or charged against, the assets of each Subaccount without regard to the income, gains, or losses in the other Subaccounts. Each Subaccount invests exclusively in shares of a corresponding Portfolio. The Company may in the future establish additional Subaccounts of the Separate Account, which may invest in other Portfolios or in other securities, mutual funds, or investment vehicles. Under its contract with the underwriter, T. Rowe Price Investment Services, Inc. ("Investment Services"), the Company cannot add new Subaccounts, or substitute shares of another portfolio, without the consent of Investment Services, unless (1) such change is necessary to comply with applicable laws, (2) shares of any or all of the Portfolios should no longer be available for investment, or (3) the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of the Portfolio(s) would cause undue risk to the Company. See "Substitution of Investments." For more information about the underwriter, see "Distribution of the Contract."

      The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). Registration with the SEC does not involve supervision by the SEC of the administration or investment practices of the Separate Account or of the Company.

THE FUNDS

      The T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., and the T. Rowe Price International Series, Inc. are diversified, open-end management investment companies of the series type. The Funds are registered with the SEC under the 1940 Act. Such registration does not involve supervision by the SEC of the investments or investment policy of the Funds. Each Portfolio of the Funds pursues different investment objectives and policies.

      Shares of the Funds currently are not publicly traded mutual funds. They are available only as investment options in variable annuity or variable life insurance policies issued by life insurance companies or in some cases, through participation in certain qualified pension or retirement plans. Certain Portfolios have similar investment objectives and policies to other mutual funds managed by the same adviser. The investment results of the Portfolios, however, may be higher or lower than the results of such other funds. There can be no assurance, and no representation is made, that the investment results of any of the Portfolios will be comparable to the investment results of any other fund, even if both the Portfolio and the other fund are managed by the same adviser.

      In addition to the Separate Account, shares of the Funds are being sold to variable life insurance and variable annuity separate accounts of other insurance companies, including insurance companies affiliated with the Company. In the future, it may be disadvantageous for variable annuity separate accounts of other life insurance companies, or for both variable life insurance separate accounts and variable annuity separate accounts, to invest simultaneously in the Funds. Currently neither the Company nor the Funds foresee any such disadvantages to either variable annuity owners or variable life insurance owners. The management of the Funds intends to monitor events in order to identify any material conflicts between or among variable annuity owners and variable life insurance owners and to determine what action, if any, should be taken in response. In addition, if the Company believes that any Fund's response to any of those events or conflicts insufficiently protects Owners, it will take appropriate action on its own. For more information see the Portfolio prospectuses.

      A summary of the investment objective of each Portfolio is set forth below. There can be no assurance that any Portfolio will achieve its objective. More detailed information is contained in the accompanying Portfolio prospectuses, including information on the risks associated with the investments and investment techniques of each Portfolio.

VARIABLE ANNUITY PROSPECTUS                                                   16

      THE PORTFOLIO PROSPECTUSES ACCOMPANY THIS PROSPECTUS AND SHOULD BE CAREFULLY READ IN CONJUNCTION WITH THIS PROSPECTUS BEFORE INVESTING.

      T. ROWE PRICE NEW AMERICA GROWTH PORTFOLIO

      The investment objective of the New America Growth Portfolio is long-term growth of capital through investments primarily in the common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States.

      T. ROWE PRICE MID-CAP GROWTH PORTFOLIO*

      The investment objective of the Mid-Cap Growth Portfolio is to provide long-term capital appreciation by investing primarily in mid-cap stocks with potential for above average earnings growth.

      T. ROWE PRICE EQUITY INCOME PORTFOLIO

      The investment objective of the Equity Income Portfolio is to provide substantial dividend income and also capital appreciation by investing primarily in common stocks of established companies.

      T. ROWE PRICE PERSONAL STRATEGY BALANCED PORTFOLIO

      The investment objective of the Personal Strategy Balanced Portfolio is to seek the highest total return over time consistent with an emphasis on both capital appreciation and income.

      T. ROWE PRICE BLUE CHIP GROWTH PORTFOLIO

      The investment objective of the Blue Chip Growth Portfolio is to seek long term capital growth by investing primarily in common stocks of large and medium-sized blue chip growth companies. Income is a secondary objective.

      T. ROWE PRICE HEALTH SCIENCES PORTFOLIO

      The investment objective of the Health Sciences Portfolio is to seek long-term capital appreciation by investing primarily in the common stocks of companies engaged in the research, development, production or distribution of products or services related to health care, medicine, or the life sciences.

      T. ROWE PRICE EQUITY INDEX 500 PORTFOLIO**

      The investment objective of the Equity Index 500 Portfolio is to match the performance of the Standard & Poor's 500 Stock Index(R). The S&P 500 is made up of primarily large capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization.

      T. ROWE PRICE LIMITED-TERM BOND PORTFOLIO

      The investment objective of the Limited-Term Bond Portfolio is to seek a high level of income consistent with moderate price fluctuations in principal value by investing primarily in short- and intermediate-term investment grade debt securities.

      T. ROWE PRICE PRIME RESERVE PORTFOLIO (NOT AVAILABLE UNDER OPTION 9)

      The investment objectives of the Prime Reserve Portfolio are preservation of capital, liquidity, and, consistent with these, the highest possible current income, by investing primarily in high-quality money market securities.

      T. ROWE PRICE INTERNATIONAL STOCK PORTFOLIO

      The investment objective of the International Stock Portfolio is to seek long-term growth of capital through investments primarily in common stocks of established, non-U.S. companies.

VARIABLE ANNUITY PROSPECTUS                                                   17

      *The Mid Cap Growth Portfolio is available only if you purchased your Contract prior to May 1, 2004. Contractowners who purchased prior to that date may allocate purchase payments and exchange Account Value or Payment Units to the Mid Cap Growth Subaccount. The Mid Cap Growth Portfolio will not accept investments from Contractowners who purchased their Contract after April 30, 2004. If you purchased your Contract after that date, you may not allocate your purchase payment or exchange your Account Value or Payment Units to the Mid Cap Growth Subaccount, which invests in the Mid Cap Growth Portfolio.

      **"Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by T. Rowe Price. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

THE INVESTMENT ADVISERS

      T. Rowe Price Associates, Inc. ("T. Rowe Price"), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Investment Adviser to each Portfolio, except the T. Rowe Price International Stock Portfolio. T. Rowe Price International, Inc. ("TRP International"), an affiliate of T. Rowe Price, serves as Investment Adviser to the T. Rowe Price International Stock Portfolio. TRP International's U.S. office is located at 100 East Pratt Street, Baltimore, Maryland 21202. T. Rowe Price is responsible for selection and management of portfolio investments for each Portfolio except the T. Rowe Price International Stock Portfolio, and TRP International is responsible for selection and management of portfolio investments for that Portfolio. T. Rowe Price and TRP International are registered with the SEC as investment advisers.

      The Company has developed the Contract in cooperation with Investment Services and has included the Portfolios eligible for use by variable insurance products in the T. Rowe Price family of funds based on recommendations made by Investment Services, whose selection criteria may differ from the Company's selection criteria.

      T. Rowe Price and TRP International are wholly-owned subsidiaries of T. Rowe Price Group, Inc., a publicly traded financial services holding company, and are not affiliated with the Company. The Company has no responsibility for the management or operations of the Portfolios.

THE CONTRACT

GENERAL

      The Company issues the Contract offered by this Prospectus. It is a single premium immediate variable annuity. To the extent that you allocate all or a portion of the Purchase Payment to the Subaccounts, the Contract is significantly different from a fixed annuity contract in that it is the Contractowner who assumes the risk of investment gain or loss rather than the Company. The Contract provides several Annuity Options under which the Company will pay periodic Annuity Payments on a variable basis, a fixed basis, or both, beginning on the Annuity Payout Date. The amount of variable Annuity Payments will depend on the investment performance of the Subaccounts to which the Purchase Payment has been allocated. The Company guarantees the amount of fixed Annuity Payments.

      The Contract is available for purchase by an individual as a non-tax qualified retirement plan ("Non-Qualified Plan"). The Contract is also eligible for purchase as an individual retirement annuity ("IRA") qualified under Section 408, or a Roth IRA qualified under Section 408A, of the Internal Revenue Code ("Qualified Plan"). An IRA may be purchased with contributions from tax-qualified plans such as 403(b) plans, 401(k) plans, or individual retirement accounts. See the discussion of IRAs and Roth IRAs under "Section 408 and Section 408A." You may name Joint Owners only on a Contract issued pursuant to a Non-Qualified Plan.

      If you are purchasing the Contract as an investment vehicle for an IRA, you should consider that the Contract does not provide any additional tax advantage beyond those already available through the

VARIABLE ANNUITY PROSPECTUS                                                   18

      IRA itself. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

APPLICATION FOR A CONTRACT

      If you wish to purchase a Contract, you may submit an application and the Purchase Payment to the Company, as well as any other form or information that the Company may require. The Purchase Payment may be made by check or, if you own shares of one or more mutual funds distributed by Investment Services ("T. Rowe Price Funds"), you may elect on the application to redeem shares of that fund(s) and forward the redemption proceeds to the Company. Any such transaction shall be effected by Investment Services, the distributor of the T. Rowe Price Funds and the Contract. If you redeem fund shares, it is a sale of shares for tax purposes, which may result in a taxable gain or loss. You may obtain an application by contacting the T. Rowe Price Variable Annuity Service Center. The Company reserves the right to reject an application or Purchase Payment for any reason, subject to the Company's underwriting standards and guidelines and any applicable state or federal law relating to nondiscrimination.

      Any Owner must also be an Annuitant. The maximum age of an Owner or Annuitant for which a Contract will be issued is 85. If there are Joint Owners or Annuitants, the maximum issue age will be determined by reference to the older Owner or Annuitant.

PURCHASE PAYMENT

      The minimum Purchase Payment for the purchase of a Contract is $25,000. The Company will not accept additional Purchase Payments under the Contract. A Purchase Payment exceeding $1 million will not be accepted without prior approval of the Company.

      The Company will apply the initial Purchase Payment not later than the end of the second Valuation Date after the Valuation Date it is received at the T. Rowe Price Variable Annuity Service Center; provided that the Purchase Payment is preceded or accompanied by an application that contains sufficient information to establish an account and properly credit such Purchase Payment. If the Company does not receive a complete application, the Company will hold your Purchase Payment in its General Account and will notify you that it does not have the necessary information to issue a Contract and/or apply the Purchase Payment to your Contract. If you do not provide the necessary information to the Company within five Valuation Dates after the Valuation Date on which the Company first receives the initial Purchase Payment or if the Company determines it cannot otherwise issue the Contract and/or apply the Purchase Payment to your Contract, the Company will return the initial Purchase Payment to you unless you consent to the Company retaining the Purchase Payment until the application is made complete.

      An application will be considered properly completed if it (1) includes all information requested on the application, including election of an Annuity Option, and (2) is accompanied by proof of the date of birth of the Annuitant and any Joint Annuitant and the entire amount of the Purchase Payment.

      If mandated under applicable law, the Company may be required to reject a Purchase Payment. The Company also may be required to provide additional information about an Owner's account to government regulators. In addition, the Company may be required to block an Owner's account and thereby refuse to pay any request for exchanges, full or partial withdrawals, or death benefits until instructions are received from the appropriate regulator.

ALLOCATION OF THE PURCHASE PAYMENT

      In an application for a Contract, you select the Subaccounts or the Fixed Interest Account to which the Purchase Payment will be allocated. The Purchase Payment will be allocated according to your

VARIABLE ANNUITY PROSPECTUS                                                   19

      instructions contained in the application, except that no Purchase Payment allocation is permitted that would result in less than 5% of any payment being allocated to any one Subaccount or the Fixed Interest Account. The allocations may be a whole dollar amount or a whole percentage. Available allocation alternatives generally include the Subaccounts and the Fixed Interest Account. The Prime Reserve Subaccount and the Fixed Interest Account are not available under Option 9.

ACCOUNT VALUE

      The Account Value is the sum of the amounts under the Contract held in each Subaccount and the Fixed Interest Account. Account Value is determined as of any Valuation Date prior to the Annuity Payout Date and on and after the Annuity Payout Date under Annuity Options 5 through 7 and during the Liquidity Period under Option 9. There is no Account Value under Options 1 through 4 and 8, or after the Liquidity Period, under Option 9.

      On each Valuation Date, the portion of the Account Value allocated to any particular Subaccount will be adjusted to reflect the investment experience of that Subaccount. See "Determination of Account Value." No minimum amount of Account Value is guaranteed. You bear the entire investment risk relating to the investment performance of Account Value allocated to the Subaccounts.

DETERMINATION OF ACCOUNT VALUE

      Your Account Value will vary to a degree that depends upon several factors, including investment performance of the Subaccounts to which you have allocated Account Value, partial withdrawals, the charges assessed in connection with the Contract and Annuity Payments under Options 5 through 7 and during the Liquidity Period, under Option 9. The amounts allocated to the Subaccounts will be invested in shares of the corresponding Portfolios. The investment performance of the Subaccounts will reflect increases or decreases in the net asset value per share of the corresponding Portfolios and any dividends or distributions declared by the corresponding Portfolios. Any dividends or distributions from any Portfolio will be automatically reinvested in shares of the same Portfolio, unless the Company, on behalf of the Separate Account, elects otherwise.

      Assets in the Subaccounts are divided into Accumulation Units, which are accounting units of measure used to calculate the value of a Contractowner's interest in a Subaccount. When you allocate all or part of the Purchase Payment to a Subaccount, your Contract is credited with Accumulation Units. The number of Accumulation Units to be credited is determined by dividing the dollar amount allocated to the particular Subaccount by the price of the Subaccount's Accumulation Units as of the end of the Valuation Period in which the Purchase Payment is credited.

      In addition, other transactions including full or partial withdrawals and any withdrawal charge, exchanges, Annuity Payments under Options 5 through 7 and during the Liquidity Period under Option 9, and assessment of premium taxes against the Contract, affect the number of Accumulation Units credited to a Contract. The number of units credited or debited in connection with any such transaction is determined by dividing the dollar amount of such transaction by the Accumulation Unit value of the affected Subaccount next determined after receipt of the transaction. The price of each Subaccount is determined on each Valuation Date as of the close of the New York Stock Exchange, normally 3:00 p.m. Central time. Transactions received at or after that time on any Valuation Date will be effected at the price determined on the following Valuation Date. See "Cut-Off Times." The price of each Subaccount may be determined earlier if trading on the New York Stock Exchange is restricted or as permitted by the SEC.

      The number of Accumulation Units credited to a Contract will not be changed by any subsequent change in the value of an Accumulation Unit, but the dollar value of an Accumulation Unit may vary from Valuation Date to Valuation Date depending upon the investment experience of the Subaccount and charges against the Subaccount.

VARIABLE ANNUITY PROSPECTUS                                                   20

      The price of each Subaccount's units initially was $10. The price of a Subaccount on any Valuation Date takes into account the following: (1) the investment performance of the Subaccount, which is based upon the investment performance of the corresponding Portfolio, (2) any dividends or distributions paid by the Portfolio, (3) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount, and (4) the mortality and expense risk charge of the applicable Annuity Option under the Contract.

CUT-OFF TIMES

      Any financial transactions involving your Contract, including those submitted by telephone, must be received by us before any announced closing of the New York Stock Exchange to be processed on the current Valuation Date. The New York Stock Exchange normally closes at 3:00 p.m. Central time so financial transactions must be received by that time (the "cut-off time"). Financial transactions received at or after the applicable cut-off time will be processed on the following Valuation Date. Financial transactions include exchanges, full and partial withdrawals, death benefit payments, and purchase payments.

FREE-LOOK RIGHT

      You may return a Contract within the Free-Look Period, which is generally a ten-day period beginning when you receive the Contract. Your Purchase Payment will be allocated according to your instructions contained in the application. If you return your Contract during the Free-Look Period, the Company will then deem void the returned Contract and will refund to you any part of your Purchase Payment allocated to the Fixed Interest Account plus the Account Value allocated to the Subaccounts based upon the value of Accumulation Units next determined after we receive your Contract. The Company will refund the amount of the Purchase Payment allocated to the Subaccounts rather than Account Value in those states and circumstances in which it is required to do so.

DEATH BENEFIT

      You should consider the following provisions carefully when choosing the Designated Beneficiary, Annuitant, any Joint Annuitant, and any Joint Owner, as well as before changing any of these parties. Naming different persons as Owner(s), Annuitant(s) and Designated Beneficiary(ies) can have important impacts on whether the death benefit is paid, and on who would receive it.

      If the Owner dies prior to the Annuity Payout Date, the Company will pay the death benefit proceeds upon receipt of due proof of death and instructions regarding payment. If the Owner dies and there is no Joint Annuitant, the death benefit proceeds will be payable to the Designated Beneficiary in an amount equal to the Account Value as of the Valuation Date due proof of death and instructions regarding payment are received by the Company, less any premium taxes due or paid by the Company, any partial withdrawals and any Annuity Payments. If the Owner dies and there is a Joint Annuitant, the surviving Joint Annuitant may elect to receive the death benefit proceeds described above or elect a new Annuity Option. If the Owner is not a natural person, the death benefit proceeds will be payable upon receipt of due proof of death of the Annuitant prior to the Annuity Payout Date and instructions regarding payment. If the death of an Owner occurs on or after the Annuity Payout Date, any death benefit will be determined according to the terms of the Annuity Option selected by the Owner. See "Annuity Options." A tax adviser should be consulted in considering Annuity Options. See "Federal Tax Matters" for a discussion of the tax consequences in the event of death.

DISTRIBUTION REQUIREMENTS

      If the Designated Beneficiary is a natural person, that person alternatively can elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. For Contracts issued in connection with Non-Qualified Plans, if any Owner dies prior to the Annuity Payout Date, the entire death benefit must be paid within five years after the death of such Owner. If the Designated Beneficiary is a natural person, that person alternatively can

VARIABLE ANNUITY PROSPECTUS                                                   21

      elect to begin receiving annuity payments within one year of the Owner's death over a period not extending beyond his or her life or life expectancy. If any Owner dies on or after the Annuity Payout Date, Annuity Payments shall continue to be paid at least as rapidly as under the method of payment being used as of the date of the Owner's death. If the Owner of the Contract is not a natural person, these distribution rules are applicable upon the death of or a change in the primary Annuitant.

      For Contracts issued in connection with Qualified Plans, the terms of any Qualified Plan and the Internal Revenue Code should be reviewed with respect to limitations or restrictions on distributions following the death of the Owner or Annuitant. Because the rules applicable to Qualified Plans are extremely complex, a competent tax adviser should be consulted.

CHARGES AND DEDUCTIONS

MORTALITY AND EXPENSE RISK CHARGE

      The Company deducts a daily charge from the assets of each Subaccount for mortality and expense risks assumed by the Company under the Contract. The charge generally is equal to an annual rate of 0.55% of each Subaccount's average daily net assets. This amount is intended to compensate the Company for certain mortality and expense risks the Company assumes in offering and administering the Contract and in operating the Subaccounts. If Option 9 is selected, the mortality and expense risk charge is equal to an annual rate of 1.40% of each Subaccount's average daily net assets.

      The expense risk is the risk that the Company's actual expenses in issuing and administering the Contract and operating the Subaccounts will be more than the charges assessed for such expenses. The mortality risk borne by the Company is the risk that Annuitants, as a group, will live longer than the Company's actuarial tables predict. In this event, the Company guarantees that Annuity Payments will not be affected by a change in mortality experience that results in the payment of greater annuity income than assumed under the Annuity Options in the Contract. With respect to Option 9, the Company also assumes the risks associated with providing the Floor Payment. See "Option 9 - Life Income with Liquidity."

      The Company may ultimately realize a profit from the mortality and expense risk charge to the extent it is not needed to cover mortality and administrative expenses, but the Company may realize a loss to the extent the charge is not sufficient. The Company may use any profit derived from this charge for any lawful purpose, including any promotional and administrative expenses, including compensation paid by the Company to Investment Services or an affiliate thereof. Until August 2003, the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services.

PREMIUM TAX CHARGE

      Various states and municipalities impose a tax on premiums on annuity contracts received by insurance companies. Whether or not a premium tax is imposed will depend upon, among other things, the Owner's state of residence, the Annuitant's state of residence, and the insurance tax laws and the Company's status in a particular state. The Company assesses a premium tax charge to reimburse itself for premium taxes that it incurs in connection with a Contract. This charge will be deducted from the Purchase Payment if premium tax is incurred. The Company reserves the right to deduct premium taxes when due or anytime thereafter. Premium tax rates currently range from 0% to 3.5%, but are subject to change by a governmental entity.

CONTRACT WITHDRAWAL CHARGE

      The Company deducts a withdrawal charge from full or partial withdrawals made during the Liquidity Period under Option 9. The charge is deducted from the Subaccounts in the same proportion as the withdrawal is allocated. The withdrawal charge is based upon the year in which the withdrawal is

VARIABLE ANNUITY PROSPECTUS                                                   22

      made as measured from the Annuity Payout Date. Withdrawals after the fifth year from the Annuity Payout Date are not permitted. The withdrawal charge, which is set forth below, is applied to the amount of the withdrawal.

      TABLE 6

YEAR FROM ANNUITY PAYOUT DATE             WITHDRAWAL CHARGE
           First                                5%
           Second                               4%
           Third                                3%
           Fourth                               2%
           Fifth                                1%

      The withdrawal charge compensates the Company for the costs associated with providing the Floor Payment under Option 9, including the costs of reinsurance purchased by the Company to hedge against the Company's potential losses from providing the Floor Payment.

OTHER CHARGES

      The Company may charge the Separate Account or the Subaccounts for the federal, state, or local taxes incurred by the Company that are attributable to the Separate Account or the Subaccounts, or to the operations of the Company with respect to the Contract, or that are attributable to payment of premiums or acquisition costs under the Contract. No such charge is currently assessed. See "Tax Status of the Company and the Separate Account" and "Charge for the Company's Taxes."

GUARANTEE OF CERTAIN CHARGES

      The Company guarantees that the charge for mortality and expense risks will not exceed an annual rate of 0.55% of each Subaccount's average daily net assets (1.40% of each Subaccount's average daily net assets under Option 9).

FUND EXPENSES

      Each Subaccount purchases shares at the net asset value of the corresponding Portfolio. Each Portfolio's net asset value reflects the investment management fee and other expenses that are deducted from the assets of the Fund. These fees and expenses are not deducted from the Subaccounts, but are paid from the assets of the corresponding Portfolio. As a result, you indirectly bear a pro rata portion of such fees and expenses. The management fees and other expenses, if any, which are more fully described in each Portfolio's prospectus, are not specified or fixed under the terms of the Contract, and the Company bears no responsibility for such fees and expenses.

ANNUITY PAYMENTS

GENERAL

      You must select an Annuity Payout Date, which must be within 30 days of the Contract Date, at the time of purchase. If you do not select an Annuity Payout Date, the Annuity Payout Date will be a date one month from the Contract Date. For example, if the Contract Date is February 28 and no Annuity Payout Date is selected, the Annuity Payout Date will be March 28.

      On the Annuity Payout Date, the Purchase Payment, less any applicable premium taxes, will be applied to provide an annuity under one of the Options described below. The Purchase Payment is further reduced by an amount equal to 1.8% of the Purchase Payment if you elect a fixed annuity under one of Options 1 through 4 or 8. Each Option, except Option 9, which is available only as a variable annuity, is available in two forms -- either as a variable annuity for use with the Subaccounts or as a

VARIABLE ANNUITY PROSPECTUS                                                   23

      fixed annuity for use with the Fixed Interest Account. A combination variable and fixed annuity is also available under Options 5 through 7. Your payment choices for each Annuity Option are set forth in the table below.

      TABLE 7

                                                                                    COMBINATION VARIABLE
            ANNUITY OPTION                       VARIABLE ANNUITY    FIXED ANNUITY    AND FIXED ANNUITY
----------------------------------------------   ---------------     -------------  --------------------
Option 1 - Life Income                                 X                 X
Option 2 - Life Income with Period Certain             X                 X
Option 3 - Life Income with Installment Refund         X                 X
Option 4 - Joint and Last Survivor                     X                 X
Option 5 - Payments for a Specified Period             X                 X                    X
Option 6 - Payments of a Specified Amount              X                 X                    X
Option 7 - Age Recalculation                           X                 X                    X
Option 8 - Period Certain                              X                 X
Option 9 - Life Income with Liquidity                  X

      Variable Annuity Payments will fluctuate with the investment performance of the applicable Subaccounts while fixed Annuity Payments will not. Any portion of the net Purchase Payment under the Contract allocated to the Subaccounts will be applied to purchase a variable annuity and any portion under the Contract allocated to the Fixed Interest Account will be applied to purchase a fixed annuity. The net Purchase Payment will be equal to the Purchase Payment, reduced by any applicable premium taxes, and 1.8% of the Purchase Payment if a fixed annuity under one of Options 1 through 4 or 8 is selected.

      You may elect to receive Annuity Payments on a monthly, quarterly, semiannual, or annual basis, except that under Option 9, Annuity Payments can be made only on a monthly basis. No Annuity Payments will be made for less than $100 except that there is no minimum payment amount with respect to Annuity Payments under Option 9. You may direct Investment Services to apply the proceeds of an Annuity Payment to purchase shares of one or more of the T. Rowe Price Funds by submitting a written request to the T. Rowe Price Variable Annuity Service Center. If the frequency of payments selected would result in payments of less than $100, the Company reserves the right to change the frequency. For example, if you select monthly payments and your payment amount would be $75 per month, the Company could elect to change your payment frequency to quarterly as less frequent payments will result in a larger payment amount (assuming the same amount is applied to purchase the annuity).

      You may not change the Annuity Payout Date, Annuity Option or Annuitant at any time after the Contract has been issued.

EXCHANGES

      You may exchange Account Value or Payment Units (depending upon the Annuity Option selected) among the Subaccounts upon proper written request to the T. Rowe Price Variable Annuity Service Center. You may make exchanges by telephone if telephone exchanges were elected in the application, or an Authorization for Telephone Requests form has been completed, signed and filed at the T. Rowe Price Variable Annuity Service Center. Up to six exchanges are allowed in any Contract Year. The minimum amount of Account Value that may be exchanged is $500 or, if less, the amount remaining in the Fixed Interest Account or Subaccount. Exchanges of Account Value or Payment Units will immediately affect the amount of future Annuity Payments, which will be based upon the performance of the Subaccounts to which the exchange is made. Because Option 9 provides for level monthly payments that reset only annually, an exchange under Option 9 will not affect the amount of the Annuity Payment until the next annual reset date.

VARIABLE ANNUITY PROSPECTUS                                                   24

      The Owner may exchange Payment Units among Subaccounts under Options 1 through 4 and 8 and may exchange Account Value among the Subaccounts and the Fixed Interest Account under Options 5 through 7, subject to the restrictions on exchanges from the Fixed Interest Account described under the "Fixed Interest Account." Under Option 9, the Owner may exchange only among the Subaccounts (excluding the Prime Reserve Subaccount). Under Option 9, Account Value may be exchanged during the Liquidity Period and Payment Units may be exchanged after the Liquidity Period. An exchange of Account Value during the Liquidity Period under Option 9 will automatically effect a corresponding exchange of Payment Units.

      The Company generally effects exchanges between Subaccounts at their respective Accumulation Unit values as of the close of the Valuation Period during which the exchange request is received; however, exchange requests received at or after the cut-off time of 3:00 p.m. Central time on any Valuation Date will be effected at the Accumulation Unit value determined on the following Valuation Date. See "Cut-Off Times."

      FREQUENT EXCHANGE RESTRICTIONS

      The Contract is not designed for organizations or individuals engaging in a market timing strategy, or making programmed exchanges, frequent exchanges or exchanges that are large in relation to the total assets of the Portfolios. These kinds of strategies and exchange activities may disrupt portfolio management of the Portfolios in which the Subaccounts invest (such as requiring the Portfolios to maintain a high level of cash or causing the Portfolios to liquidate investments prematurely to pay withdrawals), hurt Portfolio performance, and drive Portfolio expenses (such as brokerage and administrative expenses) higher. In addition, because other insurance companies and/or retirement plans may invest in the Portfolios, the risk exists that the Portfolios may suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants. These risks and costs are borne by all shareholders of the affected Portfolios and Owners with Account Value allocated to the corresponding Subaccount (as well as their Designated Beneficiaries and Annuitants) and long-term investors who do not generate these costs.

      The Company has in place policies and procedures designed to restrict exchanges if we determine that you are engaging in a pattern of exchanges that is disruptive to the Portfolios or potentially disadvantageous to other Owners with Account Value allocated to the applicable Subaccount (regardless of the number of previous exchanges the Owner or Participant has made during the Contract Year). In making this determination, we monitor exchanges among the Subaccounts and consider among other things, the following factors:

            -     The total dollar amount being exchanged:

            - The number of exchanges you made within the previous three months;

            - Whether your exchanges appear to follow a pattern designed to take advantage of short-term market fluctuations; and

            - Whether your exchanges appear to be part of a group of exchanges made by a third party on behalf of the individual Owners in the group.

      If the Company determines that your exchange patterns among the Subaccounts are disruptive to the Portfolios or potentially disadvantageous to Owners, the Company will prohibit you from making telephone exchanges or other electronic exchanges and instead require that you submit exchange requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter. In addition, the Company will require that you submit exchange requests in writing via regular U.S. mail for a 90-day period if you make a certain number of exchanges from a Subaccount followed by an

VARIABLE ANNUITY PROSPECTUS                                                   25

      exchange to that Subaccount (or to a Subaccount followed by an exchange from that Subaccount) ("round trip exchanges") during the prior three-month period, as follows.

      TABLE 8

                                                                            NUMBER OF ROUND
                              SUBACCOUNT                                    TRIP EXCHANGES*
------------------------------------------------------------------------    ---------------
T. Rowe Price Prime Reserve                                                   Unlimited

T. Rowe Price New America Growth, T.Rowe Price Equity Income, T.Rowe            1
Price Personal Strategy Balanced, T.Rowe Price Blue Chip Growth, T. Rowe
Price Health Sciences, T. Rowe Price Equity Index 500, T. Rowe Price
Limited-Term Bond, T. Rowe Price Mid-Cap Growth, T. Rowe Price
International Stock

      *Number of round trip exchanges in any three-month period that will trigger a letter requiring that you submit exchange requests in writing via regular U.S. mail for a 90-day period that begins on the date of the letter.

      In addition to the Company's own frequent exchange procedures, managers of the Portfolios may contact the Company if they believe or suspect that there is market timing or other potentially harmful trading, and, if so, the Company will take appropriate action to protect others. In particular, the Company may, and the Company reserves the right to, reverse a potentially harmful exchange. If the Company reverses a potentially harmful exchange, it will effect such reversal not later than the close of business on the second Valuation Date following the Valuation Date in which the original exchange was effected, and the Company will inform the Owner in writing at his or her address of record.

      To the extent permitted by applicable law, the Company reserves the right to reject an exchange request at any time that the Company is unable to purchase or redeem shares of any of the Portfolios because of any refusal or restriction on purchases or redemptions of their shares as a result of the Portfolio's policies and procedures on market timing activities or other potentially abusive exchanges. The Company also reserves the right to implement and administer redemption fees imposed by one or more of the Portfolios in the future. You should read the prospectuses of the Portfolios for more details on their ability to refuse or restrict purchases or redemptions of their shares.

      In its sole discretion, the Company may revise its market timing procedures at any time without prior notice as the Company deems necessary or appropriate to better detect and deter programmed, frequent, or large exchanges that may adversely affect other Owners or Portfolio shareholders, to comply with state or federal regulatory requirements, or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on exchanges). The Company may change its parameters to monitor for factors other than the number of "round trip exchanges" into and out of particular Subaccounts. For purposes of applying the parameters used to detect potential market timing and other potentially harmful activity, the Company may aggregate exchanges made in two or more Contracts that it believes are connected (for example, two Contracts with the same Owner, or owned by spouses, or owned by different partnerships or corporations that are under common control, etc.).

      The Company may vary its market timing procedures from Subaccount to Subaccount, and may be more restrictive with regard to certain Subaccounts than others. The Company may not always apply these detection methods to Subaccounts investing in Portfolios that, in its judgment, would not be particularly attractive to market timers or otherwise susceptible to harm by frequent exchanges.

      Contractowners seeking to engage in programmed, frequent, or large exchange activity may deploy a variety of strategies to avoid detection. The Company's ability to detect and deter such exchange activity is limited by operational systems and technological limitations. In addition, the terms of the Contract may also limit the Company's ability to restrict or deter harmful exchanges. Furthermore, the identification of Owners determined to be engaged in exchange activity that may adversely affect

VARIABLE ANNUITY PROSPECTUS                                                   26

      other Owners, Participants, or Portfolio shareholders involves judgments that are inherently subjective. Accordingly, despite its best efforts, the Company cannot guarantee that its market timing procedures will detect every potential market timer, but the Company applies its market timing procedures consistently to all Owners without special arrangement, waiver, or exception. Because other insurance companies and/or retirement plans may invest in the Portfolios, the Company cannot guarantee that the Portfolios will not suffer harm from programmed, frequent, or large exchanges among subaccounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

      Because the Company cannot guarantee that it can restrict or deter all harmful exchange activity, Owners bear the risks associated with such activity, including potential disruption of portfolio management of the Portfolios and potentially lower Portfolio performance and higher Portfolio expenses. In addition, there is a risk that the Company will not detect harmful exchange activity on the part of some Owners and, as a result, the Company will inadvertently treat those Owners differently than Owners it does not permit to engage in harmful exchange activity. Moreover, due to the Company's operational and technological limitations, as well as possible variations in the market timing policies of other insurance companies and/or retirement plans that may also invest in the Portfolios, some Owners may be treated differently than others. Consequently, there is a risk that some Owners may be able to engage in market timing while others suffer the adverse effects of such trading activities.

FULL AND PARTIAL WITHDRAWALS

      Once the Contract has been issued, an Annuitant or Owner cannot change the Annuity Option and generally cannot surrender his or her annuity and receive a lump-sum settlement in return. Full and partial withdrawals of Account Value are available, however, under Options 5 through 7, subject to the restrictions on withdrawals from the Fixed Interest Account, and under Option 9 during the Liquidity Period. Withdrawals during the Liquidity Period under Option 9 are subject to a withdrawal charge as discussed under "Contract Withdrawal Charge." An Owner may elect to withdraw the present value of Annuity Payments, commuted at the assumed interest rate, if a variable annuity under Option 8 is selected. Partial withdrawals will reduce the amount of future Annuity Payments. Under Option 9, upon a partial withdrawal of Account Value, the amount of the Annuity Payment, Floor Payment and number of Payment Units used to calculate the Annuity Payment will be reduced. The amount of the Annuity Payment and the number of Payment Units for each Subaccount is reduced in the same proportion as the withdrawal reduces Account Value allocated to that Subaccount as of the date of the withdrawal. The Floor Payment is reduced in the same proportion as the withdrawal reduces overall Account Value as of the date of the withdrawal. An example of a partial withdrawal under Option 9 is set forth below.

      TABLE 9

SUBACCOUNTS FROM WHICH           ACCOUNT VALUE ON             WITHDRAWAL AMOUNT            PERCENTAGE
ANNUITY PAYMENT IS MADE         DATE OF WITHDRAWAL     (INCLUDING WITHDRAWAL CHARGES)       REDUCTION
Equity Income                        $ 95,000                      $     0                        0%
International Stock                  $ 25,000                      $15,000                       60%
Total                                $120,000                      $15,000                     12.5%

VARIABLE ANNUITY PROSPECTUS                                                   27

      TABLE 10

                                  PRIOR TO PARTIAL WITHDRAWAL               AFTER PARTIAL WITHDRAWAL
                                ------------------------------         -----------------------------
                                AMOUNT OF                              AMOUNT OF
SUBACCOUNTS FROM WHICH           ANNUITY    PAYMENT     FLOOR           ANNUITY    PAYMENT     FLOOR
ANNUITY PAYMENT IS MADE          PAYMENT     UNITS     PAYMENT          PAYMENT     UNITS     PAYMENT(1)
Equity Income(2)                   $300      29.7914      N/A           $  300      29.7914      N/A
International Stock(3)             $100       9.7847      N/A           $   40       3.9139      N/A
Total                              $400                 $  304          $  340                $  266

      1 The Floor Payment is reduced by 12.5%, the percentage by which the partial Withdrawal reduced Account Value.

      2 The Annuity Payment and Payment Units allocated to this Subaccount are not reduced in this example, because no amount is withdrawn from Account Value allocated to the Equity Income Subaccount.

      3 The Annuity Payment and Payment Units allocated to this Subaccount are reduced by 60%, the percentage by which the partial Withdrawal reduced Account Value allocated to the International Stock Subaccount.

      A full or partial withdrawal request will be effective as of the end of the Valuation Period that a proper written request is received by the Company at the T. Rowe Price Variable Annuity Service Center. A proper request must include the written consent of any effective assignee or irrevocable beneficiary, if applicable. A Contractowner may direct Investment Services to apply the proceeds of a full or partial withdrawal to the purchase of shares of one or more of the T. Rowe Price Funds by so indicating in their written withdrawal request.

      The proceeds received upon a full withdrawal will be the Contract's Withdrawal Value. The Withdrawal Value generally is equal to the Account Value as of the end of the Valuation Period during which a proper withdrawal request is received by the Company at the T. Rowe Price Variable Annuity Service Center, less any premium taxes due and paid by the Company and, under Option 9, any withdrawal charge. The Withdrawal Value under Option 8 is the present value of future Annuity Payments calculated using the assumed interest rate, less any premium taxes due and paid by the Company.

      A partial withdrawal may be requested for a specified percentage or dollar amount of Account Value. Each partial withdrawal must be at least $500. A request for a partial withdrawal will result in a payment by the Company in accordance with the amount specified in the partial withdrawal request. Upon payment, the Account Value will be reduced by an amount equal to the withdrawal, any applicable premium tax and any applicable withdrawal charge. If a partial withdrawal is requested that would leave the Withdrawal Value in the Contract less than $10,000, or with respect to Option 8, Annuity Payments after the withdrawal would be less than $100, the Company reserves the right to treat the partial withdrawal as a request for a full withdrawal.

      The Company will deduct the amount of a partial withdrawal from the Account Value in the Subaccounts and the Fixed Interest Account, according to the Contractowner's instructions to the Company, subject to the restrictions on partial withdrawals from the Fixed Interest Account. See "The Fixed Interest Account." If a Contractowner does not specify the allocation, the Company will contact the Contractowner for instructions, and the withdrawal will be effected as of the end of the Valuation Period in which such instructions are obtained.

      A full or partial withdrawal may result in receipt of taxable income to the Owner and, if made prior to the Owner attaining age 59-1/2, may be subject to a 10% penalty tax. The tax consequences of a withdrawal under the Contract should be carefully considered. See "Federal Tax Matters."

ANNUITY OPTIONS

      The Contract provides for nine Annuity Options. The Company may make other Annuity Options available upon request at the discretion of the Company. The Annuity Options are set forth below.

VARIABLE ANNUITY PROSPECTUS                                                   28

      OPTION 1 - LIFE INCOME Periodic Annuity Payments will be made during the lifetime of the Annuitant. It is possible under this Option for an Annuitant to receive only one Annuity Payment if the Annuitant's death occurred prior to the due date of the second Annuity Payment, two if death occurred prior to the due date of the third Annuity Payment, etc. THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS WILL CEASE UPON THE DEATH OF THE ANNUITANT REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 2 - LIFE INCOME WITH PERIOD CERTAIN OF 5, 10, 15, OR 20 YEARS Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that if, at the death of the Annuitant, payments have been made for less than a stated period, which may be 5, 10, 15, or 20 years, as elected by the Owner, Annuity Payments will be continued during the remainder of such period to the Designated Beneficiary. UPON THE ANNUITANT'S DEATH AFTER THE PERIOD CERTAIN, NO FURTHER ANNUITY PAYMENTS WILL BE MADE.

      OPTION 3 - LIFE INCOME WITH INSTALLMENT OR UNIT REFUND OPTION Periodic Annuity Payments will be made during the lifetime of the Annuitant with the promise that, if at the death of the Annuitant, the number of payments that has been made is less than the number determined by dividing the amount applied under this Option by the amount of the first Annuity Payment, Annuity Payments will be continued to the Designated Beneficiary until that number of Annuity Payments has been made.

      OPTION 4 - JOINT AND SURVIVOR Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. (For a Contract issued in connection with a Qualified Plan, periodic Annuity Payments will be made during the life of the participant under the Plan (the "Primary Annuitant"). Upon the death of the Primary Annuitant, payments will be made to the Joint Annuitant during his or her lifetime. Annuity Payments will be reduced by the selected percentage, if any, only upon the death of the Primary Annuitant.)

      With respect to fixed Annuity Payments, the amount of the Annuity Payment and, with respect to Variable Annuity Payments, the number of Payment Units used to determine the Annuity Payment is reduced, if applicable, as of the first Annuity Payment following an Annuitant's (for Qualified Plans, the Primary Annuitant's) death. In the event of the death of one Annuitant, the surviving Joint Annuitant has the right to exercise all rights under the Contract, including the right to make exchanges. It is possible under this Option for only one Annuity Payment to be made if both Annuitants died prior to the second Annuity Payment due date, two if both died prior to the third Annuity Payment due date, etc. AS IN THE CASE OF OPTION 1, THERE IS NO MINIMUM NUMBER OF PAYMENTS GUARANTEED UNDER THIS OPTION. PAYMENTS CEASE UPON THE DEATH OF THE LAST SURVIVING ANNUITANT, REGARDLESS OF THE NUMBER OF PAYMENTS RECEIVED.

      OPTION 5 - PAYMENTS FOR SPECIFIED PERIOD Periodic Annuity Payments will be made for a fixed period, which may be from 5 to 20 years, as elected by the Owner. The amount of each Annuity Payment is determined by dividing Account Value by the number of Annuity Payments remaining in the period. If, at the death of the Annuitant, payments have been made for less than the selected fixed period, the remaining unpaid payments will be paid to the Designated Beneficiary.

      OPTION 6 - PAYMENTS OF A SPECIFIED AMOUNT Periodic Annuity Payments of the amount elected by the Owner will be made until Account Value is exhausted, with the guarantee that, if, at the death of the Annuitant, all guaranteed payments have not yet been made, the remaining unpaid payments will be paid to the Designated Beneficiary. This Option is available only for Contracts issued in connection with Non-Qualified Plans.

VARIABLE ANNUITY PROSPECTUS                                                   29

      OPTION 7 - AGE RECALCULATION Periodic Annuity Payments will be made based upon the Annuitant's life expectancy, or the joint life expectancy of the Annuitant and a beneficiary, at the Annuitant's attained age (and the beneficiary's attained or adjusted age, if applicable) each year. The payments are computed by reference to government actuarial tables, and are made until Account Value is exhausted. Upon the Annuitant's death, any Account Value will be paid to the Designated Beneficiary.

      OPTION 8 - PERIOD CERTAIN Periodic Annuity Payments will be made for a stated period, which may be 5, 10, 15 or 20 years, as elected by the Owner. This option differs from Option 5 in that Annuity Payments are calculated on the basis of Payment Units. If the Annuitant dies prior to the end of the period certain, the remaining Annuity Payments will be made to the Designated Beneficiary.

      OPTION 9 - LIFE INCOME WITH LIQUIDITY Monthly Annuity Payments will be made for the life of the Annuitant, or the Owner may elect Annuity Payments for the life of the Annuitant and a Joint Annuitant, and in both cases with a period certain of 15 years. The period certain will be for a period of 10 years in the case of a Contract issued in connection with a Qualified Plan if the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants is less than 15 years, but more than 10 years. In any case, the period certain may not exceed the life expectancy of the Annuitant or joint life expectancy of the Joint Annuitants if the Contract is issued in connection with a Qualified Plan.

      Annuity Payments under this option are guaranteed never to be less than the Floor Payment which is equal to 80% of the initial Annuity Payment; provided that the Floor Payment is adjusted in the event of a withdrawal as discussed under "Full and Partial Withdrawals." The amount of the Annuity Payment will remain level for 12 month intervals and will reset on each anniversary of the Annuity Payout Date. Annuity Payments (including the Floor Payment) during the Liquidity Period are paid from Account Value and reduce the amount of Account Value available for withdrawal. If Account Value allocated to a Subaccount is depleted during the Liquidity Period, any shortfall will be deducted proportionately from those Subaccounts that have Account Value, and future annuity payments will be based upon the performance of those Subaccounts.

      If there are Joint Annuitants, Annuity Payments will be made as long as either Annuitant is living. Upon the death of one Annuitant, Annuity Payments continue to the surviving Annuitant at the same or a reduced level of 75%, 66 2/3% or 50% of Annuity Payments as elected by the Owner at the time the Annuity Option is selected. (For a Contract issued in connection with a Qualified Plan, periodic Annuity Payments will be made during the life of the participant under the Plan (the "Primary Annuitant"). Upon the death of the Primary Annuitant, payments will be made to the Joint Annuitant during his or her lifetime. Annuity Payments will be reduced by the selected percentage, if any, only upon the death of the Primary Annuitant.) The number of Payment Units used to calculate Annuity Payments is reduced (1) as of the Annuity Payment due at the close of the period certain, or (2) if later, as of the first Annuity Payment following the death of the Annuitant.

      A death benefit is payable to the Designated Beneficiary upon the death of the Annuitant or, if there are Joint Annuitants, upon the death of the last Annuitant prior to the close of the period certain. The death benefit during the Liquidity Period is the Account Value as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center. The Designated Beneficiary may elect the death benefit in the event of death during the remainder of the period certain, as follows:
      (1) a lump sum equal to the present value, calculated using the assumed interest rate, of the remaining guaranteed Annuity Payments as of the end of the Valuation Period during which due proof of death and instructions regarding payment are received at the T. Rowe Price Variable Annuity Service Center; or (2) the remaining guaranteed Annuity Payments paid to the Designated Beneficiary on a monthly basis.

      If there are Joint Annuitants, upon the death of one Annuitant during the Liquidity Period, the amount of Annuity Payments to the surviving Annuitant may be increased as of the close of the Liquidity Period.

VARIABLE ANNUITY PROSPECTUS                                                   30

      Whether the amount of the Annuity Payment will be increased is determined by applying an amount equal to the present value of the future Annuity Payments based upon the joint lives of the Annuitants, calculated using the assumed interest rate, to a life income option with a period certain of ten years (or the amount of time remaining in the period certain as of the close of the Liquidity Period) to determine an Annuity Payment. If this Annuity Payment is greater than the current Annuity Payment, the current payment would be increased to that amount as of the close of the Liquidity Period. The Payment Units and Floor Payment would be increased proportionately as of that date.

SELECTION OF AN OPTION

      You should carefully review the Annuity Options with your financial or tax adviser. For Contracts used in connection with a Qualified Plan, reference should be made to the terms of the particular plan and the requirements of the Internal Revenue Code for pertinent limitations respecting Annuity Payments and other matters. For instance, Qualified Plans generally require that Annuity Payments begin no later than April 1 of the calendar year following the year in which the Annuitant reaches age 70-1/2. In addition, under Qualified Plans, the period elected for receipt of Annuity Payments under Annuity Options (other than life income) generally may be no longer than the joint life expectancy of the Annuitant and beneficiary in the year that the Annuitant reaches age 70-1/2, and must be shorter than such joint life expectancy if the beneficiary is not the Annuitant's spouse and is more than 10 years younger than the Annuitant.

ANNUITY PAYMENTS

      Annuity Payments under Options 1 through 4, 8 and 9 are based upon annuity rates that vary with the Annuity Option selected. In the case of Options 1 through 4 and 9 the annuity rates will vary based upon the age and sex of the Annuitant, except that unisex rates are available where required by law. The annuity rates reflect the Annuitant's life expectancy based upon the Annuitant's age as of the Annuity Payout Date and the Annuitant's gender, unless unisex rates apply. The annuity rates are based upon the 1983(a) mortality table projected for mortality improvement using projection scale G and are adjusted to reflect an assumed interest rate of 3.5% or 5%, compounded annually, as selected by the Owner. Only an assumed interest rate of 3.5% is available under Option 9. See the discussion under "Assumed Interest Rate," below. See the table below for the basis of annuity rates. In the case of Options 5, 6 and 7, Annuity Payments are based upon Account Value without regard to annuity rates.

                             BASIS OF ANNUITY RATES

           OPTIONS 1-4 AND 9                             OPTION 8
Assumed Interest Rate                              Assumed Interest Rate

Mortality Table 1983(a) projected for
mortality improvement using projection
scale G

      The Company calculates variable Annuity Payments under Options 1 through 4, 8 and 9 using Payment Units. The value of a Payment Unit for each Subaccount is determined as of each Valuation Date and initially was $1.00. The Payment Unit value of a Subaccount as of any subsequent Valuation Date is determined by adjusting the Payment Unit value on the previous Valuation Date for (1) the interim performance of the corresponding Portfolio; (2) any dividends or distributions paid by the corresponding Portfolio; (3) the mortality and expense risk charge; (4) the charges, if any, that may be assessed by the Company for taxes attributable to the operation of the Subaccount; and (5) the assumed interest rate.

      The Company determines the number of Payment Units used to calculate each variable Annuity Payment as of the Annuity Payout Date. As discussed above, the Contract specifies annuity rates for Options 1 through 4, 8 and 9 for each $1,000 applied to an Annuity Option. The net Purchase

VARIABLE ANNUITY PROSPECTUS                                                   31

      Payment as of the Annuity Payout Date is divided by $1,000 and the result is multiplied by the rate per $1,000 specified in the annuity tables to determine the initial Annuity Payment for a variable annuity and the guaranteed monthly Annuity Payment for a fixed annuity.

      On the Annuity Payout Date, the Company divides the initial variable Annuity Payment by the value as of that date of the Payment Unit for the applicable Subaccount to determine the number of Payment Units to be used in calculating subsequent Annuity Payments. If variable Annuity Payments are allocated to more than one Subaccount, the number of Payment Units will be determined by dividing the portion of the initial variable Annuity Payment allocated to a Subaccount by the value of that Subaccount's Payment Unit as of the Annuity Payout Date. The initial variable Annuity Payment is allocated to the Subaccounts in the same proportion as the Purchase Payment is allocated. The number of Payment Units will remain constant for subsequent Annuity Payments, unless the Owner exchanges Payment Units among Subaccounts or makes a withdrawal under Option 8 or during the Liquidity Period under Option 9.

      Subsequent variable Annuity Payments are calculated by multiplying the number of Payment Units allocated to a Subaccount by the value of the Payment Unit as of the date of the Annuity Payment. If the Annuity Payment is allocated to more than one Subaccount, the Annuity Payment is equal to the sum of the payment amounts determined for each Subaccount. Annuity Payments under Option 9 are reset only once each year on the 12-month anniversary of the Annuity Payout Date to reflect the investment performance of the Subaccount(s). An example is set forth below of an Annuity Payment calculation under Option 9 assuming purchase of a Contract by a 60-year old male with a Purchase Payment of $100,000 and no premium tax.

VARIABLE ANNUITY PROSPECTUS                                                   32

      TABLE 11

Initial Purchase Payment     $100,000
Premium Tax                  -      0                    $100,000
                             --------                    --------  = 100
Net Purchase Payment         $100,000                    $  1,000

Amount determined by reference to annuity table for a male,
 age 60 under Option 9............................................         $4.78

First Variable Annuity Payment (100 x $4.78)......................         $478

                    ALLOCATION OF       FIRST VARIABLE         PAYMENT UNIT           NUMBER OF PAYMENT
                     NET PURCHASE      ANNUITY PAYMENT       VALUE ON ANNUITY      UNITS USED TO DETERMINE
SUBACCOUNT             PAYMENT            ALLOCATION           PAYOUT DATE          SUBSEQUENT PAYMENTS
Equity Income            50%               $239.00      /        $1.51           =        158.2781
International Stock      50%                239.00      /         1.02           =        234.3137
                                           -------
                                           $478.00

                    NUMBER OF PAYMENT UNITS USED TO          PAYMENT UNIT VALUE         AMOUNT OF SUBSEQUENT
SUBACCOUNT          DETERMINE SUBSEQUENT PAYMENTS            ON ANNUAL RESET DATE        ANNUITY PAYMENT
Equity Income                 158.2781              x               $1.60            =       $253.24
International Stock           234.3137              x                1.10            =        257.74
                                                                                             -------
Subsequent Variable Annuity Payment...................................................       $510.98

                             DATE OF          AMOUNT OF                          DATE OF           AMOUNT OF
                         ANNUITY PAYMENT   ANNUITY PAYMENT                   ANNUITY PAYMENT    ANNUITY PAYMENT
Annuity Payout Date         February 15       $478.00                          September 15        $478.00
                            March 15           478.00                          October 15           478.00
                            April 15           478.00                          November 15          478.00
                            May 15             478.00                          December 15          478.00
                            June 15            478.00                          January 15           478.00
                            July 15            478.00      Annual Reset Date   February 15          510.98
                            August 15          478.00

ASSUMED INTEREST RATE

      The annuity tables in the Contract which are used to calculate variable Annuity Payments for Annuity Options 1 through 4, and 8 are based upon an "assumed interest rate" of 3.5% or 5%, compounded annually, as you elect at the time the Annuity Option is selected. (Only an assumed interest rate of 3.5% is available under Option 9.) Variable Annuity Payments generally increase or decrease from one Annuity Payment date to the next based upon the net performance (returns after fees and expenses) of the applicable Subaccounts during the interim period adjusted for the assumed interest rate. If the net performance of the Subaccounts is equal to the assumed interest rate, Annuity Payments will remain constant. If the net performance of the Subaccounts is greater than the assumed interest rate, the amount of the Annuity Payments will increase and if it is less than the assumed interest rate, the amount of the Annuity Payments will decline. A higher assumed interest rate, for example 5%, would mean a higher initial variable Annuity Payment, but the amount of the Annuity Payment would increase more slowly in a rising market (or the amount of the Annuity Payment would decline more rapidly in a declining market). Conversely, a lower assumed interest rate, for example 3.5%, would mean a lower initial variable Annuity Payment and more rapidly rising Annuity Payment amounts in a rising market and more slowly declining Annuity Payment amounts in a falling market.

THE FIXED INTEREST ACCOUNT

      You may allocate your net Purchase Payment to the Fixed Interest Account to purchase a fixed annuity under Annuity Options 1 through 4 and 8. Under Annuity Options 5 through 7, all or a portion of the Purchase Payment may be allocated to the Fixed Interest Account and Account Value allocated to the Subaccounts under those Options may be exchanged to the Fixed Interest Account.

VARIABLE ANNUITY PROSPECTUS                                                   33

      A fixed annuity is not available under Option 9. Amounts allocated to the Fixed Interest Account become part of the Company's General Account, which supports the Company's insurance and annuity obligations. The Company's General Account is subject to regulation and supervision by the Kansas Department of Insurance and is also subject to the insurance laws and regulations of other jurisdictions in which the Contract is distributed. In reliance on certain exemptive and exclusionary provisions, interests in the Fixed Interest Account have not been registered as securities under the Securities Act of 1933 (the "1933 Act") and the Fixed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 (the "1940 Act"). Accordingly, neither the Fixed Interest Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. The disclosure in this Prospectus relating to the Fixed Interest Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. This Prospectus is generally intended to serve as a disclosure document only for aspects of a Contract involving the Separate Account and contains only selected information regarding the Fixed Interest Account. For more information regarding the Fixed Interest Account, see "The Contract."

      Amounts allocated to the Fixed Interest Account become part of the General Account of the Company, which consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, the Company has sole discretion over the investment of the assets of its General Account.

INTEREST

      Account Value allocated to the Fixed Interest Account earns interest at a fixed rate or rates that are paid by the Company. The Account Value in the Fixed Interest Account earns interest at an interest rate that is guaranteed to be at least an annual effective rate of 3% which will accrue daily ("Guaranteed Rate"). Such interest will be paid regardless of the actual investment experience of the Company's General Account. In addition, the Company may in its discretion pay interest at a rate ("Current Rate") that exceeds the Guaranteed Rate. The Company will determine the Current Rate, if any, from time to time.

      Account Value allocated or exchanged to the Fixed Interest Account will earn interest at the Current Rate, if any, in effect on the date such portion of Account Value is allocated or exchanged to the Fixed Interest Account. The Current Rate paid on any such portion of Account Value allocated or exchanged to the Fixed Interest Account will be guaranteed for rolling periods of one or more years (each a "Guarantee Period"). The Company currently offers only Guarantee Periods of one year. Upon expiration of any Guarantee Period, a new Guarantee Period of the same duration begins with respect to that portion of Account Value, which will earn interest at the Current Rate, if any, declared by the Company on the first day of the new Guarantee Period.

      Account Value allocated or exchanged to the Fixed Interest Account at one point in time may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account at another point in time. For example, amounts allocated to the Fixed Interest Account in June may be credited with a different Current Rate than amounts allocated to the Fixed Interest Account in July. In addition, if Guarantee Periods of different durations are offered, Account Value allocated or exchanged to the Fixed Interest Account for a Guarantee Period of one duration may be credited with a different Current Rate than amounts allocated or exchanged to the Fixed Interest Account for a Guarantee Period of a different duration. Therefore, at any time, various portions of a Contractowner's Account Value in the Fixed Interest Account may be earning interest at different Current Rates depending upon the point in time such portions were allocated or exchanged to the Fixed Interest Account and the duration of the Guarantee Period. The Company bears the investment risk for the Account Value allocated to the Fixed Interest Account and for paying interest at the Guaranteed Rate on amounts allocated to the Fixed Interest Account.

VARIABLE ANNUITY PROSPECTUS                                                   34

      For purposes of determining the interest rates to be credited on Account Value in the Fixed Interest Account, withdrawals or exchanges from the Fixed Interest Account will be deemed to be taken first from any portion of Account Value allocated to the Fixed Interest Account for which the Guarantee Period expires during the calendar month in which the withdrawal or exchange is effected, then in the order beginning with that portion of such Account Value which has the longest amount of time remaining before the end of its Guarantee Period and ending with that portion which has the least amount of time remaining before the end of its Guarantee Period. For more information about exchanges and withdrawals from the Fixed Interest Account, see "Exchanges and Withdrawals" below.

DEATH BENEFIT

      The death benefit under the Contract will be determined in the same fashion for a Contract that is supported by the Fixed Interest Account as for a Contract that is supported by the Subaccounts. See "Annuity Options."

CONTRACT CHARGES

      Premium taxes will be the same for Contractowners who allocate the Purchase Payment to the Fixed Interest Account as for those who allocate the Purchase Payment to the Subaccounts. The charge for mortality and expense risks will not be assessed against the Fixed Interest Account, and any amounts that the Company pays for income taxes allocable to the Subaccounts will not be charged against the Fixed Interest Account. In addition, the investment management fees and any other expenses paid by the Funds will not be paid directly or indirectly by Contractowners to the extent the Contract is supported by the Fixed Interest Account; however, such Contractowners will not participate in the investment experience of the Subaccounts.

EXCHANGES AND WITHDRAWALS

      Under Annuity Options 5 through 7 only, Account Value may be exchanged from the Subaccounts to the Fixed Interest Account and from the Fixed Interest Account to the Subaccounts, subject to the following limitation. Exchanges from the Fixed Interest Account are allowed only from the portion of Account Value, for which the Guarantee Period expires during the calendar month in which the exchange is effected. Up to six exchanges are allowed in any Contract Year and the minimum exchange amount is $500 or the amount remaining in the Fixed Interest Account. The Company reserves the right to waive or limit the number of exchanges permitted each Contract Year, to suspend exchanges, to limit the amount that may be subject to exchanges and the amount remaining in an account after an exchange, and to impose conditions on the right to exchange.

      The Contractowner may make a full or partial withdrawal of Account Value allocated to the Fixed Interest Account only under Annuity Options 5 through 7. A Contractowner may make a partial withdrawal from the Fixed Interest Account only (1) from the portion of Account Value, for which the Guarantee Period expires during the calendar month in which the partial withdrawal is effected, and (2) once per Contract Year in an amount up to the greater of $5,000 or 10% of Account Value allocated to the Fixed Interest Account at the time of the partial withdrawal. See "Full and Partial Withdrawals."

PAYMENTS FROM THE FIXED INTEREST ACCOUNT

      As required by most states, the Company reserves the right to delay full and partial withdrawals and exchanges from the Fixed Interest Account for up to six months after a written request in proper form is received at the
      T. Rowe Price Variable Annuity Service Center. During the period of deferral, interest at the applicable interest rate or rates will continue to be credited to the amounts allocated to the Fixed Interest Account. The Company does not expect to delay payments from the Fixed Interest Account and will notify you if there will be a delay.

VARIABLE ANNUITY PROSPECTUS                                                   35

MORE ABOUT THE CONTRACT

OWNERSHIP

      The Contractowner is the person named as such in the application or in any later change shown in the Company's records. While living, the Contractowner alone has the right to receive all benefits and exercise all rights that the Contract grants or the Company allows. The Owner may be an entity that is not a living person, such as a trust or corporation, referred to herein as "Non-Natural Persons." See "Federal Tax Matters."

      Joint Owners. The Joint Owners will be joint tenants with rights of survivorship and upon the death of an Owner, the surviving Owner shall be the sole Owner. Any Contract transaction requires the signature of all persons named jointly. Joint Owners are permitted only if the Contract is issued pursuant to a Non-Qualified Plan and the Joint Owner is an Annuitant.

DESIGNATION AND CHANGE OF BENEFICIARY

      The Designated Beneficiary is the person having the right to the death benefit, if any, upon the death of the Annuitant during the Annuity Period. The Designated Beneficiary is the first person on the following list who, if a natural person, is alive on the date of death of the
      Annuitant: the Primary Beneficiary; the Secondary Beneficiary; or if none of the above is alive, the Owner's Estate. The Primary Beneficiary is the individual named as such in the application or any later change shown in the Company's records. The Contractowner may change the Primary Beneficiary at any time while the Contract is in force by written request on a form provided by the Company and received at the T. Rowe Price Variable Annuity Service Center. The change will not be binding on the Company until it is received and recorded at the T. Rowe Price Variable Annuity Service Center. The change will be effective as of the date the Change of Beneficiary form is signed subject to any payments made or other actions taken by the Company before the change is received and recorded. A Secondary Beneficiary may be designated. The Owner may designate a permanent Beneficiary whose rights under the Contract cannot be changed without the Beneficiary's consent.

DIVIDENDS

      The Contract is eligible to share in the surplus earnings of the Company. However, the current dividend scale is zero, and the Company does not anticipate that dividends will be paid.

PAYMENTS FROM THE SEPARATE ACCOUNT

      The Company generally will pay any full or partial withdrawal benefit or death benefit proceeds from Account Value allocated to the Subaccounts, and will exchange Account Value between Subaccounts or from a Subaccount to the Fixed Interest Account, within seven days after a proper request is received at the T. Rowe Price Variable Annuity Service Center. However, the Company can postpone the payment of such a payment or exchange of amounts from the Subaccounts to the extent permitted under applicable law, which is currently permissible only for any period:

      - During which the New York Stock Exchange is closed other than customary weekend and holiday closings,

      - During which trading on the New York Stock Exchange is restricted as determined by the SEC,

      - During which an emergency, as determined by the SEC, exists as a result of which (i) disposal of securities held by the Separate Account is not reasonably practicable, or (ii) it is not reasonably practicable to determine the value of the assets of the Separate Account, or

      - For such other periods as the SEC may by order permit for the protection of investors.

VARIABLE ANNUITY PROSPECTUS                                                   36

      The Company reserves the right to delay payments of any full or partial withdrawal until your Purchase Payment check has been honored by your bank.

PROOF OF AGE AND SURVIVAL

      The Company may require proof of age or survival of any person on whose life Annuity Payments depend.

MISSTATEMENTS

      If you misstate the age or sex of an Annuitant, the correct amount paid or payable by the Company under the Contract shall be such as the Purchase Payment under the Contract would have provided for the correct age or sex (unless unisex rates apply).

FEDERAL TAX MATTERS

INTRODUCTION

      The Contract described in this Prospectus is designed for use by individuals in retirement plans which may or may not be Qualified Plans under the provisions of the Internal Revenue Code ("Code").

      The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments, and on the economic benefits to the Owner, the Annuitant, and the Beneficiary or other payee will depend upon the type of retirement plan, if any, for which the Contract is purchased, the tax and employment status of the individuals involved and a number of other factors. The discussion contained herein and in the Statement of Additional Information is general in nature and is not intended to be an exhaustive discussion of all questions that might arise in connection with a Contract. It is based upon the Company's understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service ("IRS"), and is not intended as tax advice. No representation is made regarding the likelihood of continuation of the present federal income tax laws or of the current interpretations by the IRS or the courts. Future legislation may affect annuity contracts adversely. Moreover, no attempt has been made to consider any applicable state or other laws. Because of the inherent complexity of the tax laws and the fact that tax results will vary according to the particular circumstances of the individual involved and, if applicable, the Qualified Plan, a person should consult with a qualified tax adviser regarding the purchase of a Contract, the selection of an Annuity Option under a Contract, the receipt of Annuity Payments under a Contract, or any other transaction involving a Contract. THE COMPANY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF, OR TAX CONSEQUENCES ARISING FROM, ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACT.

TAX STATUS OF THE COMPANY AND THE SEPARATE ACCOUNT

      GENERAL

      The Company intends to be taxed as a life insurance company under Part I, Subchapter L of the Code. Because the operations of the Separate Account form a part of the Company, the Company will be responsible for any federal income taxes that become payable with respect to the income of the Separate Account and its Subaccounts.

      CHARGE FOR THE COMPANY'S TAXES

      A charge may be made for any federal taxes incurred by the Company that are attributable to the Separate Account, the Subaccounts, or to the operations of the Company with respect to the Contract or attributable to payments, premiums, or acquisition costs under the Contract. The Company will review the question of a charge to the Separate Account, the Subaccounts or the Contract for the Company's federal taxes periodically. Charges may become necessary if, among other reasons, the tax treatment of the Company or of income and expenses under the Contract is ultimately determined

VARIABLE ANNUITY PROSPECTUS                                                   37

      to be other than what the Company currently believes it to be, if there are changes made in the federal income tax treatment of variable annuities at the insurance company level, or if there is a change in the Company's tax status.

      Under current laws, the Company may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, the Company reserves the right to charge the Separate Account or the Subaccounts for such taxes, if any, attributable to the Separate Account or Subaccounts.

      DIVERSIFICATION STANDARDS

      Each of the Portfolios will be required to adhere to regulations issued by the Treasury Department pursuant to Section 817(h) of the Code prescribing asset diversification requirements for investment companies whose shares are sold to insurance company separate accounts funding variable contracts. Pursuant to these regulations, on the last day of each calendar quarter (or on any day within 30 days thereafter), no more than 55% of the total assets of a Portfolio may be represented by any one investment, no more than 70% may be represented by any two investments, no more than 80% may be represented by any three investments, and no more than 90% may be represented by any four investments. For purposes of Section 817(h), securities of a single issuer generally are treated as one investment, but obligations of the U.S. Treasury and each U.S. Governmental agency or instrumentality generally are treated as securities of separate issuers. The Separate Account, through the Portfolios, intends to comply with the diversification requirements of Section 817(h).

      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable contractowner's gross income. The IRS has stated in published rulings that a variable contractowner will be considered the owner of separate account assets if the contractowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." Guidance issued to date has no application to the Contract.

      The ownership rights under the Contract are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example in the present case, the Contractowner has additional flexibility in allocating the Purchase Payment and Account Values than in the cases described in the rulings. These differences could result in a Contractowner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Contract, as it deems appropriate, to attempt to prevent a Contractowner from being considered the owner of a pro rata share of the assets of the Separate Account. Moreover, in the event that regulations or rulings are promulgated, there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Funds will not have to change any Portfolio's investment objective or investment policies.

      INCOME TAXATION OF ANNUITIES IN GENERAL-NON-QUALIFIED PLANS

      Section 72 of the Code governs the taxation of annuities. In general, a Contractowner is not taxed on increases in value under an annuity contract until some form of distribution is made under the

VARIABLE ANNUITY PROSPECTUS                                                   38

      contract. However, the increase in value may be subject to tax currently under certain circumstances. See "Contracts Owned by Non-Natural Persons" and "Diversification Standards." Withholding of federal income taxes on all distributions may be required unless a recipient who is eligible elects not to have any amounts withheld and properly notifies the Company of that election.

      -     SURRENDERS OR WITHDRAWALS PRIOR TO THE ANNUITY PAYOUT DATE Code
            Section 72 provides that amounts received upon a total or partial withdrawal from a Contract prior to the Annuity Payout Date generally will be treated as gross income to the extent that the cash value of the Contract immediately before the withdrawal (determined without regard to any surrender charge in the case of a partial withdrawal) exceeds the "investment in the contract." The "investment in the contract" is that portion, if any, of Purchase Payments paid under a Contract less any distributions received previously under the Contract that are excluded from the recipient's gross income. The taxable portion is taxed at ordinary income tax rates. For purposes of this rule, a pledge or assignment of a Contract is treated as a payment received on account of a partial withdrawal of a Contract. Similarly, loans under a Contract are generally treated as distributions under the Contract.

      - SURRENDERS OR WITHDRAWALS ON OR AFTER THE ANNUITY PAYOUT DATE Upon a complete surrender, the amount received is taxable to the extent that the cash value of the Contract exceeds the investment in the Contract. The taxable portion of such payments will be taxed at ordinary income tax rates.

            For fixed Annuity Payments, the taxable portion of each payment generally is determined by using a formula known as the "exclusion ratio," which establishes the ratio that the investment in the Contract bears to the total expected amount of Annuity Payments for the term of the Contract. That ratio is then applied to each payment to determine the non-taxable portion of the payment. The remaining portion of each payment is taxed at ordinary income rates. For variable Annuity Payments, the taxable portion of each payment is determined by using a formula known as the "excludable amount," which establishes the non-taxable portion of each payment. The non-taxable portion is a fixed dollar amount for each payment, determined by dividing the investment in the Contract by the number of payments to be made. The remainder of each variable Annuity Payment is taxable. Once the excludable portion of Annuity Payments to date equals the investment in the Contract, the balance of the Annuity Payments will be fully taxable.

      - PENALTY TAX ON CERTAIN SURRENDERS AND WITHDRAWALS With respect to amounts withdrawn or distributed before the taxpayer reaches age 59-1/2, a penalty tax is generally imposed equal to 10% of the portion of such amount which is includible in gross income. However, the penalty tax is not applicable to withdrawals: (i) made on or after the death of the owner (or where the owner is not an individual, the death of the "primary annuitant," who is defined as the individual the events in whose life are of primary importance in affecting the timing and amount of the payout under the Contract);
            (ii) attributable to the taxpayer's becoming totally disabled within the meaning of Code Section 72(m)(7); (iii) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer, or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary; (iv) from certain qualified plans; (v) under a so-called qualified funding asset (as defined in Code Section 130(d)); (vi) under an immediate annuity contract; or
            (vii) which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

            If the penalty tax does not apply to a surrender or withdrawal as a result of the application of item (iii) above, and the series of payments are subsequently modified (other than by reason of death or disability), the tax for the first year in which the modification occurs will be increased by an amount (determined by the regulations) equal to the tax that would have been imposed but for item (iii) above, plus interest for the deferral period, if the modification takes place (a) before

VARIABLE ANNUITY PROSPECTUS                                                   39

            the close of the period which is five years from the date of the first payment and after the taxpayer attains age 59-1/2, or (b) before the taxpayer reaches age 59-1/2.

      ADDITIONAL CONSIDERATIONS

      - DISTRIBUTION-AT-DEATH RULES In order to be treated as an annuity contract, a Contract must provide the following two distribution rules: (a) if any owner dies on or after the Annuity Payout Date, and before the entire interest in the Contract has been distributed, the remainder of the owner's interest will be distributed at least as quickly as the method in effect on the owner's death; and (b) if any owner dies before the Annuity Payout Date, the entire interest in the Contract must generally be distributed within five years after the date of death, or, if payable to a designated beneficiary, must be annuitized over the life of that designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary, commencing within one year after the date of death of the owner. If the sole designated beneficiary is the spouse of the deceased owner, the Contract (together with the deferral of tax on the accrued and future income thereunder) may be continued in the name of the spouse as owner.

            Generally, for purposes of determining when distributions must begin under the foregoing rules, where an owner is not an individual, the primary annuitant is considered the owner. In that case, a change in the primary annuitant will be treated as the death of the owner. Finally, in the case of joint owners, the distribution-at-death rules will be applied by treating the death of the first owner as the one to be taken into account in determining generally when distributions must commence, unless the sole Designated Beneficiary is the deceased owner's spouse.

      - GIFT OF ANNUITY CONTRACTS Generally, gifts of non-tax qualified Contracts prior to the Annuity Payout Date will trigger tax on the gain on the Contract, with the donee getting a stepped-up basis for the amount included in the donor's income. The 10% penalty tax and gift tax also may be applicable. This provision does not apply to transfers between spouses or incident to a divorce.

      - CONTRACTS OWNED BY NON-NATURAL PERSONS If the Contract is held by a non-natural person (for example, a corporation), the income on that Contract (generally the increase in net surrender value less the Purchase Payments) is includible in taxable income each year. The rule does not apply where the Contract is acquired by the estate of a decedent, where the Contract is held by certain types of retirement plans, where the Contract is a qualified funding asset for structured settlements, where the Contract is purchased on behalf of an employee upon termination of a qualified plan, and in the case of an immediate annuity. An annuity contract held by a trust or other entity as agent for a natural person is considered held by a natural person.

      - MULTIPLE CONTRACT RULE For purposes of determining the amount of any distribution under Code Section 72(e) (amounts not received as annuities) that is includible in gross income, all Non-Qualified Plan annuity contracts issued by the same insurer to the same Contractowner during any calendar year are to be aggregated and treated as one contract. Thus, any amount received under any such contract prior to the contract's Annuity Payout Date, such as a partial withdrawal, dividend, or loan, will be taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts.

            In addition, the Treasury Department has broad regulatory authority in applying this provision to prevent avoidance of the purposes of this rule. It is possible that, under this authority, the Treasury Department may apply this rule to amounts that are paid as annuities (on and after the Annuity Payout Date) under annuity contracts issued by the same company to the same owner during any calendar year. In this case, Annuity Payments could be fully taxable (and possibly subject to the 10% penalty tax) to the extent of the combined income in all such contracts and regardless of whether any amount would otherwise have been excluded from income because of the "exclusion ratio" under the contract.

VARIABLE ANNUITY PROSPECTUS                                                   40

      - POSSIBLE TAX CHANGES In recent years, legislation has been proposed that would have adversely modified the federal taxation of certain annuities. There is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, and judicial decisions). Moreover, although unlikely, it is also possible that any legislative change could be retroactive (that is, effective prior to the date of such change).

      - TRANSFERS, ASSIGNMENTS, OR EXCHANGES OF A CONTRACT A transfer of ownership of a Contract, the designation of an Annuitant, Payee, or other Beneficiary who is not also the Owner, the selection of certain Annuity Payout Dates or the exchange of a Contract may result in certain tax consequences to the Owner that are not discussed herein. An Owner contemplating any such transfer, assignment, selection, or exchange should contact a competent tax adviser with respect to the potential effects of such a transaction.

QUALIFIED PLANS

      The Contract may be used as a Qualified Plan that meets the requirements of an individual retirement annuity ("IRA") under Section 408 of the Code or a Roth IRA under Section 408A of the Code.

      If you are purchasing the Contract as an investment vehicle for one of these Qualified Plans, you should consider that the Contract does not provide any additional tax advantage beyond that already available through the Qualified Plan. However, the Contract does offer features and benefits in addition to providing tax deferral that other investments may not offer, including annuity options which guarantee income for life. You should consult with your financial professional as to whether the overall benefits and costs of the Contract are appropriate considering your circumstances.

      The tax rules applicable to participants in such Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. No attempt is made herein to provide more than general information about the use of the Contract with the various types of Qualified Plans. These Qualified Plans may permit the purchase of the Contracts to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if this Contract is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Contract. Contractowners, Annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under such Qualified Plans may be subject to the terms and conditions of the plans themselves or limited by applicable law, regardless of the terms and conditions of the Contract issued in connection therewith.

      The amounts that may be contributed to a Qualified Plans are subject to limitations that vary depending on the type of Plan. In addition, early distributions from most Qualified Plans may be subject to penalty taxes, or for certain plans, could cause the Plan to be disqualified. Furthermore, distributions from most Qualified Plans are subject to certain minimum distribution rules. Failure to comply with these rules could result in disqualification of the Plan or subject the Owner or Annuitant to penalty taxes. As a result, the minimum distribution rules may limit the availability of certain Annuity Options to certain Annuitants and their beneficiaries. These requirements may not be incorporated into the Company's Contract administration procedures. Contractowners, participants and Designated Beneficiaries are responsible for determining that contributions, distributions, and other transactions with respect to the Contract comply with applicable law.

VARIABLE ANNUITY PROSPECTUS                                                   41

      The following is a brief description of Qualified Plans and the use of the Contract therewith:

      -     SECTION 408 AND SECTION 408A

            Individual Retirement Annuities. Section 408 of the Code permits eligible individuals to establish individual retirement programs through the purchase of Individual Retirement Annuities ("traditional IRAs"). The Contract may be purchased as an IRA. The IRAs described in this paragraph are called "traditional IRAs" to distinguish them from "Roth IRAs."

            IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible and on the time when distributions must commence. Depending upon the circumstances of the individual, contributions to a traditional IRA may be made on a deductible or nondeductible basis. IRAs may not be transferred, sold, assigned, discounted, or pledged as collateral for a loan or other obligation. The annual premium for an IRA may not be fixed and may not exceed (except in the case of a rollover contribution) the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

      TABLE 12

 TAX YEAR                      AMOUNT
 2005 - 2007                   $4,000
2008 and thereafter            $5,000

      Any refund of premium must be applied to the payment of future premiums or the purchase of additional benefits. If an individual is age 50 or over, the individual may make an additional catch-up contribution to a traditional IRA of $500 during the 2005 tax year 2005, or $1,000 for the 2006 tax year or any tax year thereafter. However, if the individual is covered by an employer-sponsored retirement plan, the amount of IRA contributions the individual may deduct in a year may be reduced or eliminated based on the individual's adjusted gross income for the year ($70,000 for a married couple filing a joint return and $50,000 for a single taxpayer). If the individual's spouse is covered by an employer - sponsored retirement plan but the individual is not, the individual may be able to deduct those contributions to a traditional IRA; however, the deduction will be reduced or eliminated if the adjusted gross income on a joint return is between $150,000 and $160,000. Nondeductible contributions to traditional IRAs must be reported to the IRS in the year made on Form 8606.

      Sale of the Contract for use with IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain circumstances. See the IRA Disclosure Statement which accompanies this Prospectus.

      An individual's interest in a traditional IRA must generally be distributed or begin to be distributed not later than April 1 following the calendar year in which the individual reaches age 70-1/2 ("required beginning date"). The Contractowner's retirement date, if any, will not affect his or her required beginning date. Periodic distributions must not extend beyond the life of the individual or the lives of the individual and a designated beneficiary (or over a period extending beyond the life expectancy of the individual or the joint life expectancy of the individual and a designated beneficiary).

      If an individual dies before reaching his or her required beginning date, the individual's entire interest in the plan must generally be distributed beginning before the close of the calendar year following the year of the individual's death to a designated beneficiary over the life of the beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the designated beneficiary is the individual's surviving spouse, distributions may be delayed until the individual would have

VARIABLE ANNUITY PROSPECTUS                                                   42

      reached age 70-1/2. If there is no designated beneficiary or if distributions are not timely commenced, the entire interest must be distributed by the end of the fifth calendar year following the year of death.

      If an individual dies after reaching his or her required beginning date, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

      Distributions from IRAs are generally taxed under Code Section 72. Under these rules, a portion of each distribution may be excludable from income. The amount excludable from the individual's income is the amount of the distribution which bears the same ratio as the individual's nondeductible contributions bears to the expected return under the IRA.

      Distributions of deductible, pre-tax contributions and earnings from a traditional IRA may be eligible for a tax-free rollover to an eligible retirement plan, including another traditional IRA. In certain cases, a distribution of non-deductible contributions or other after-tax amounts from a traditional IRA may be eligible to be rolled over to another traditional IRA.

      Roth IRAs. Section 408A of the Code permits eligible individuals to establish a Roth IRA. The Contract may be purchased as a Roth IRA. Regular contributions may be made to a Roth IRA up to the same contribution limits that apply to traditional IRA contributions. The regular contribution limits are phased out for taxpayers with $95,000 to $110,000 in adjusted gross income ($150,000 to $160,000 for married filing joint returns). Also the taxable balance in a traditional IRA may be rolled over or converted into a Roth IRA for taxpayers with adjusted gross income of up to $100,000.

      Regular contributions to a Roth IRA are not deductible, and rollovers and conversions from a traditional IRA are taxable when completed, but withdrawals that meet certain requirements are not subject to federal income tax on either the original contributions or any earnings. Sale of the Contract for use with Roth IRAs may be subject to special requirements imposed by the IRS. Purchasers of the Contract for such purposes will be provided with such supplementary information as may be required by the IRS or other appropriate agency, and will have the right to revoke the Contract under certain requirements. Unlike a traditional IRA, Roth IRAs are not subject to minimum required distribution rules during the Contractowner's lifetime. Generally, however, the amount remaining in a Roth IRA after the Contractowner's death must begin to be distributed by the end of the first calendar year after death, and made over a beneficiary's life expectancy. If there is no beneficiary, or if the beneficiary elects to delay distributions, the account must be distributed by the end of the fifth full calendar year after death of the Contractowner.

   -  TAX PENALTIES

      Premature Distribution Tax. Distributions from a Qualified Plan before the owner reaches age 59-1/2 are generally subject to an additional tax equal to 10% of the taxable portion of the distribution. The 10% penalty tax does not apply to distributions: (i) made on or after the death of the Owner; (ii) attributable to the Owner's disability; (iii) which are part of a series of substantially equal periodic payments made (at least annually) for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and a designated beneficiary; (iv) made to pay for certain medical expenses; (v) that are exempt withdrawals of an excess contribution; (vi) that are rolled over or transferred in accordance with Code requirements; (vii) which, subject to certain restrictions, do not exceed the health insurance premiums paid by unemployed individuals in certain cases; (viii) made to pay "qualified" higher education expenses; or (ix) for certain "eligible first-time home buyer expenses."

VARIABLE ANNUITY PROSPECTUS                                                   43

      Minimum Distribution Tax. If the amount distributed from all of your IRAs is less than the minimum required distribution for the year, you are subject to a 50% tax on the amount that was not properly distributed.

   -  WITHHOLDING

      Periodic distributions (e.g., annuities and installment payments) from a Qualified Plan that will last for a period of 10 or more years are generally subject to voluntary income tax withholding. The amount withheld on such periodic distributions is determined at the rate applicable to wages. The recipient of a periodic distribution may generally elect not to have withholding apply.

      Nonperiodic distributions (e.g., lump sums and annuities or installment payments of less than 10 years) from an IRA are subject to income tax withholding at a flat 10% rate. The recipient of such a distribution may elect not to have withholding apply.

      The above description of the federal income tax consequences of the different types of Qualified Plans which may be funded by the Contract offered by this Prospectus is only a brief summary and is not intended as tax advice. The rules governing the provisions of Qualified Plans are extremely complex and often difficult to comprehend. Anything less than full compliance with the applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Contractowner considering adoption of a Qualified Plan and purchase of a Contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the Contract as an investment vehicle for the Qualified Plan.

OTHER INFORMATION

VOTING OF FUND SHARES

      You indirectly (through the Separate Account) purchase shares of the Portfolios when you allocate purchase payments to the Subaccounts. The Company owns shares of the Portfolios in the Separate Account for your benefit. Under current law, the Company will vote shares of the Portfolios held in the Subaccounts in accordance with voting instructions received from Owners having the right to give such instructions. You will have the right to give voting instructions to the extent that you have Account Value allocated to the particular Subaccount. The Company will vote all shares it owns through the Subaccount in the same proportion as the shares for which it receives voting instructions from Owners. The Company votes shares in accordance with its current understanding of the federal securities laws. If the Company later determines that it may vote shares of the Funds in its own right, it may elect to do so.

      Unless otherwise required by applicable law, the number of shares of a particular Portfolio as to which you may give voting instructions to the Company is determined by dividing your Account Value in the corresponding Subaccount on a particular date by the net asset value per share of the Portfolio as of the same date. Fractional votes will be counted. The number of votes as to which voting instructions may be given will be determined as of the same date established by the Fund for determining shareholders eligible to vote at the meeting of the Fund. If required by the SEC, the Company reserves the right to determine in a different fashion the voting rights attributable to the shares of the Funds. Voting instructions may be cast in person or by proxy.

      Voting rights attributable to your Account Value in a Subaccount for which no timely voting instructions are received will be voted by the Company in the same proportion as the voting instructions that are received in a timely manner for all Contracts participating in that Subaccount.

VARIABLE ANNUITY PROSPECTUS                                                   44

SUBSTITUTION OF INVESTMENTS

      The Company reserves the right, subject to compliance with the law as then in effect, to make additions to, deletions from, substitutions for, or combinations of the securities that are held by the Separate Account or any Subaccount or that the Separate Account or any Subaccount may purchase. If shares of any or all of the Portfolios should no longer be available for investment, or if the Company receives an opinion from counsel acceptable to Investment Services that substitution is in the best interest of Contractowners and that further investment in shares of any or all of the Portfolio(s) should become inappropriate in view of the purposes of the Contract would cause undue risk to the Company, the Company may substitute shares of another Portfolio or of a different fund for shares already purchased, or to be purchased, in the future under the Contract. Substituted fund shares may have higher fees and expenses. The Company may also purchase, through the Subaccount, other securities for other classes of contracts, or permit a conversion between classes of contracts on the basis of requests made by Owners.

      In connection with a substitution of any shares attributable to an Owner's interest in a Subaccount or the Separate Account, the Company will, to the extent required under applicable law, provide notice, seek Owner approval, seek prior approval of the SEC, and comply with the filing or other procedures established by applicable state insurance regulators.

      The Company also reserves the right to establish additional Subaccounts of the Separate Account that would invest in a new Portfolio of one of the Funds or in shares of another investment company, a series thereof, or other suitable investment vehicle. New Subaccounts may be established by the Company with the consent of Investment Services, and any new Subaccount will be made available to existing Owners on a basis to be determined by the Company and Investment Services. The Company may also eliminate or combine one or more Subaccounts if marketing, tax, or investment conditions so warrant.

      Subject to compliance with applicable law, the Company may transfer assets to the General Account with the consent of Investment Services. The Company also reserves the right, subject to any required regulatory approvals, to transfer assets of the Separate Account or any Subaccount to another separate account or Subaccount with the consent of Investment Services.

      In the event of any such substitution or change, the Company may, by appropriate endorsement, make such changes in these and other contracts as may be necessary or appropriate to reflect such substitution or change. If the Company believes it to be in the best interests of persons having voting rights under the Contract, the Separate Account may be operated as a management investment company under the 1940 Act or any other form permitted by law. The Separate Account may be deregistered under that Act in the event such registration is no longer required, or it may be combined with other separate accounts of the Company or an affiliate thereof. Subject to compliance with applicable law, the Company also may establish a committee, board, or other group to manage one or more aspects of the operation of the Separate Account.

CHANGES TO COMPLY WITH LAW AND AMENDMENTS

      The Company reserves the right, without the consent of Owners, to suspend sales of the Contract as presently offered and to make any change to the provisions of the Contract to comply with, or give Owners the benefit of, any federal or state statute, rule, or regulation, including but not limited to requirements for annuity contracts and retirement plans under the Internal Revenue Code and regulations thereunder or any state statute or regulation.

REPORTS TO OWNERS

      The Company will send you annually a statement setting forth a summary of the transactions that occurred during the year, and indicating any Account Value as of the end of each year. In addition, the statement will indicate the allocation of Account Value among the Fixed Interest Account and the

VARIABLE ANNUITY PROSPECTUS                                                   45

      Subaccounts and any other information required by law. The Company will also send confirmations upon the initial Purchase Payment, exchanges and full and partial withdrawals. Annuity Payments will be confirmed quarterly.

      You will also receive annual and semiannual reports containing financial statements for those Portfolios corresponding to the Subaccounts to which you have allocated your Account Value. Such reports will include a list of the portfolio securities of the Portfolios, as required by the 1940 Act, and/or such other reports the federal securities laws may require.

ELECTRONIC PRIVILEGES

      You may request an exchange of Account Value or Payment Units by telephone if you elected telephone exchanges in the application, or an Authorization for Telephone Requests form ("Telephone Authorization") has been completed, signed, and filed at the T. Rowe Price Variable Annuity Service Center. Any telephone or electronic device, whether it is the Company's, yours, or your service provider's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent the Company's processing of your exchange request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your exchange request by writing to the T. Rowe Price Variable Annuity Service Center.

      The Company has established procedures to confirm that instructions communicated by telephone are genuine and will not be liable for any losses due to fraudulent or unauthorized instructions, provided it complies with its procedures. The Company's procedures require that any person requesting an exchange by telephone provide the account number and the Owner's tax identification number and such instructions must be received on a recorded line. The Company reserves the right to deny any telephone exchange request. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations) or are otherwise unavailable, you may not be able to request exchanges by telephone and would have to submit written requests.

      By authorizing telephone exchanges, you authorize the Company to accept and act upon telephonic instructions for exchanges involving your Contract. There are risks associated with telephone transactions that do not occur if a written request is submitted. Anyone authorizing or making telephone requests bears those risks. You agree that neither the Company, nor any of its affiliates, nor the Funds, nor any of their directors, trustees, officers, employees, or agents, will be liable for any loss, damages, cost, or expense (including attorney's fees) arising out of any telephone requests; provided that the Company effects such request in accordance with its procedures. As a result of this policy on telephone requests, you bear the risk of loss arising from the telephone exchange privilege. The Company may discontinue, modify, or suspend telephone exchange privileges at any time.

STATE VARIATIONS

      The Prospectus and Statement of Additional Information provide a general description of the Contract. Certain provisions of your contract may be different than the general description in this Prospectus and the Statement of Additional Information, and certain riders, endorsements, and options may not be available, because of legal restrictions in your state. Your actual contract and any endorsements or riders are the controlling documents. If you would like to review a copy of your contract and its endorsements and riders, if any, contact the Company's T. Rowe Price Variable Annuity Service Center.

DISTRIBUTION OF THE CONTRACT

      T. Rowe Price Investment Services, Inc. ("Investment Services") is the distributor of the Contract. Investment Services also acts as the distributor of certain mutual funds advised by T. Rowe Price and TRP International. Investment Services is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934, and in all 50 states, the District of Columbia, and Puerto Rico.

VARIABLE ANNUITY PROSPECTUS                                                   46

      Investment Services is a member of the National Association of Securities Dealers, Inc. Investment Services is a wholly-owned subsidiary of T. Rowe Price and is an affiliate of the Funds. Investment Services does not receive any compensation from the Separate Account; however, as discussed under "Mortality and Expense Risk Charge," the Company paid Investment Services at the annual rate of 0.10% of each Subaccount's average daily net assets for administrative services. The Company discontinued making such payments in August 2003. During fiscal years 2004, 2003, and 2002, the amounts paid to Investment Services for such administrative services were $0, $137,499, and $203,741, respectively.

LEGAL PROCEEDINGS

      The Company and its subsidiaries, like other life insurance companies, may be involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Company believes that at the present time there are no legal proceedings pending or threatened to which the Company, the Separate Account, or Investment Services is a party that are reasonably likely to materially affect the Separate Account, the Company's ability to meet its obligations under the Contract, or Investment Services' ability to perform its contract with the Separate Account.

      In 2003 and 2004, the SEC requested information from the Company relating to market timing and late trading of mutual funds and variable insurance products. The Company believes that these inquiries were similar to those made to many financial service companies as part of an industry-wide investigation by the SEC into the practices, policies, and procedures relating to trading in mutual fund shares. The Company responded to the information requests and is not aware of any problems with respect to such matters involving the Company, Investment Services, or the Separate Account.

LEGAL MATTERS

      Amy J. Lee, Esq., Associate General Counsel of the Company, has passed upon legal matters in connection with the issue and sale of the Contract described in this Prospectus, the Company's authority to issue the Contract under Kansas law, and the validity of the forms of the Contract under Kansas law.

PERFORMANCE INFORMATION

      Performance information for the Subaccounts, including the yield and total return of all Subaccounts may appear in advertisements, reports, and promotional literature to current or prospective Owners.

      Current yield for the Prime Reserve Subaccount will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for 52 weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Prime Reserve Subaccount is calculated in a manner similar to that used to calculate yield, but reflects the compounding effect of earnings. During extended periods of low interest rates, and due in part to Contract fees and expenses, the yield of the Prime Reserve Subaccount may become extremely low and possibly negative.

      For the remaining Subaccounts, quotations of yield will be based on all investment income per Accumulation Unit earned during a given 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of an Accumulation Unit on the last day of the period. Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in a Contract over a period of one, five, and ten years (or, if less, up to the life

VARIABLE ANNUITY PROSPECTUS                                                   47

      of the Subaccount), and will reflect the deduction of the mortality and expense risk charge and may simultaneously be shown for other periods.

      Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics, and quality of the Portfolio in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

ADDITIONAL INFORMATION

REGISTRATION STATEMENT

      A Registration Statement under the 1933 Act has been filed with the SEC relating to the offering described in this Prospectus. This Prospectus does not include all the information included in the Registration Statement, certain portions of which, including the Statement of Additional Information, have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained at the SEC's principal office in Washington, DC, upon payment of the SEC's prescribed fees and may also be obtained from the SEC's web site (http://www.sec.gov).

FINANCIAL STATEMENTS

      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of the Separate Account at December 31, 2004, and for each of the specified periods ended December 31, 2004, are included in the Statement of Additional Information.

TABLE OF CONTENTS FOR STATEMENT OF ADDITIONAL INFORMATION

      The Statement of Additional Information contains more specific information and financial statements relating to the Company and the Separate Account. The table of contents of the Statement of Additional Information is set forth below.

      General Information and History

      Distribution of the Contract

      Limits on Premiums Paid Under Tax-Qualified Retirement Plans

      Experts

      Performance Information

      Financial Statements

STATEMENT OF ADDITIONAL INFORMATION

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
T. ROWE PRICE NO-LOAD IMMEDIATE VARIABLE ANNUITY
STATEMENT OF ADDITIONAL INFORMATION
DATE: MAY 1, 2005

      ISSUED BY:                                  MAILING ADDRESS:

      Security Benefit Life Insurance Company     T. Rowe Price Variable Annuity
      One Security Benefit Place                  Service Center
      Topeka, Kansas 66636-0001                   P.O. Box 750440
      1-800-888-2461                              Topeka, Kansas 66675-0440
                                                  1-800-469-6587

      This Statement of Additional Information is not a prospectus and should be read in conjunction with the current Prospectus for the T. Rowe Price No-Load Variable Annuity or the T. Rowe Price No-Load Immediate Variable Annuity dated May 1, 2005. A copy of the Prospectus may be obtained from the T. Rowe Price Variable Annuity Service Center by calling 1-800-469-6587 or by writing P.O. Box 750440, Topeka, Kansas 66675-0440.

STATEMENT OF ADDITIONAL INFORMATION                                            2

CONTENTS
    General Information and History                                           3

    Distribution of the Contract                                              3

    Limits on Premiums Paid Under Tax-Qualified Retirement Plans              3

    Performance Information                                                   4

    Experts                                                                   5

    Financial Statements                                                      5

STATEMENT OF ADDITIONAL INFORMATION                                            3

GENERAL INFORMATION AND HISTORY

      For a description of the Individual Flexible Premium Deferred Variable Annuity Contract or the Single Premium Immediate Variable Annuity Contract (each referred to herein as the "Contract"), Security Benefit Life Insurance Company (the "Company"), and the T. Rowe Price Variable Annuity Account (the "Separate Account"), see the appropriate Prospectus. This Statement of Additional Information contains information that supplements the information in the respective Prospectuses. Defined terms used in this Statement of Additional Information have the same meaning as terms defined in the section entitled "Definitions" in the Prospectus.

SAFEKEEPING OF ASSETS

      The Company is responsible for the safekeeping of the assets of the Subaccounts. These assets, which consist of shares of the Portfolios of the Funds in non-certificated form, are held separate and apart from the assets of the Company's General Account and its other separate accounts.

DISTRIBUTION OF THE CONTRACT

      T. Rowe Price Investment Services, Inc. ("Investment Services"), a Maryland corporation formed in 1980 as a wholly owned subsidiary of T. Rowe Price Associates, Inc., is Principal Underwriter of the Contract. Investment Services is registered as a broker/dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. ("NASD"). The offering of the Contract is continuous.

      Investment Services serves as Principal Underwriter under a Distribution Agreement with the Company. Investment Services' registered representatives are required to be authorized under applicable state regulations to make the Contract available to its customers. Investment Services is not compensated under its Distribution Agreement with the Company. Investment Services, or an affiliate thereof, however, may receive compensation for the administrative services it provides to the Company under other agreements.

LIMITS ON PREMIUMS PAID UNDER TAX-QUALIFIED RETIREMENT PLANS

SECTION 408 AND 408A

      Premiums (other than rollover contributions) paid under a Contract used in connection with a traditional or Roth individual retirement annuity (IRA) that is described in Section 408 or Section 408A of the Internal Revenue Code are subject to the limits on contributions to IRAs under Section 219(b) of the Internal Revenue Code. Under Section 219(b) of the Code, contributions (other than rollover contributions) to an IRA are limited to the lesser of 100% of the individual's taxable compensation or the applicable dollar amount as shown in the table below:

     TAX YEAR                AMOUNT
    2005 - 2007              $4,000
2008 and thereafter          $5,000

      If an individual is age 50 or over, the individual may make an additional catch up contribution to a traditional IRA of $500 during the 2005 tax year, or $1,000 for the tax years 2006 and thereafter.

      Spousal IRAs allow an Owner and his or her spouse to contribute up to the applicable dollar amount to their respective IRAs so long as a joint tax return is filed and joint income is $6,000 or more. The maximum amount the higher compensated spouse may contribute for the year is the lesser of the applicable dollar amount as shown in the table above or 100% of that spouse's compensation. The maximum the lower compensated spouse may contribute is the lesser of (i) the

STATEMENT OF ADDITIONAL INFORMATION                                            4

      applicable dollar amount as shown in the table above or (ii) 100% of that spouse's compensation plus the amount by which the higher compensated spouse's compensation exceeds the amount the higher compensated spouse contributes to his or her IRA. The extent to which an Owner may deduct contributions to a traditional IRA depends on the gross income of the Owner and his or her spouse for the year and whether either is an "active participant" in an employer-sponsored retirement plan.

      Premiums under a Contract used in connection with a simplified employee pension plan described in Section 408 of the Internal Revenue Code are subject to limits under Section 402(h) of the Internal Revenue Code.
      Section 402(h) currently limits employer contributions and salary reduction contributions (if permitted) under a simplified employee pension plan to the lesser of (a) 25% of the compensation of the participant in the Plan, or (b) $42,000. Salary reduction contributions, if any, are subject to additional annual limits.

PERFORMANCE INFORMATION

      Performance information for the Subaccounts of the Separate Account, including the yield and total return of all Subaccounts, may appear in advertisements, reports, and promotional literature provided to current or prospective Owners.

      Quotations of yield for the Prime Reserve Subaccount will be based on the change in the value, exclusive of capital changes, of a hypothetical investment in a Contract over a particular seven-day period, less a hypothetical charge reflecting deductions from the Contract during the period (the "base period") and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest one hundredth of one percent. Any quotations of effective yield for the Prime Reserve Subaccount assume that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the yield calculation, which is then annualized to reflect weekly compounding pursuant to the following formula:

            Effective Yield = [(Base Period Return + 1)(365/7)] - 1

      The Company does not currently calculate yield on effective yield for the Prime Reserve Subaccount. Quotations of yield for the Subaccounts, other than the Prime Reserve Subaccount, will be based on all investment income per Accumulation Unit earned during a particular 30-day period, less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the value of the Accumulation Unit on the last day of the period, according to the following formula:

                         YIELD = 2[(a - b + 1)(6) - 1]
                                    -----
                                     cd

      where  a  =  net investment income earned during the period by the
                   Portfolio attributable to shares owned by the Subaccount,

             b  =  expenses accrued for the period (net of any reimbursements),

             c  =  the average daily number of Accumulation Units outstanding during the period that were entitled to receive dividends, and

             d   = the maximum offering price per Accumulation Unit on the last day of the period.

STATEMENT OF ADDITIONAL INFORMATION                                            5

      Quotations of average annual total return for any Subaccount will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Contract over a period of 1, 5, or 10 years (or, if less, up to the life of the Subaccount), calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of the mortality and expense risk charge. Quotations of total return may simultaneously be shown for other periods.

      Where the Portfolio in which a Subaccount invests was established prior to inception of the Subaccount, quotations of total return may include quotations for periods beginning prior to the Subaccount's date of inception. Such quotations of total return are based upon the performance of the Subaccount's corresponding Portfolio adjusted to reflect deduction of the mortality and expense risk charge.

      Performance information for any Subaccount reflects only the performance of a hypothetical Contract under which an Owner's Account Value is allocated to a Subaccount during a particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Portfolio of the Funds in which the Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

EXPERTS

      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and the financial statements of the Separate Account as of December 31, 2004, and for each of the specified periods ended December 31, 2004, included in this Statement of Additional Information, have been audited by Ernst & Young LLP, independent registered public accounting firm, One Kansas City Place, 1200 Main Street, Kansas City, Missouri 64105-2143, for the periods indicated in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

FINANCIAL STATEMENTS


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of the Separate Account at December 31, 2004, and for each of the specified periods ended December 31, 2004, are set forth herein, following this section.


      The consolidated financial statements of Security Benefit Life Insurance Company and Subsidiaries, which are included in this Statement of Additional Information, should be considered only as bearing on the ability of Security Benefit Life Insurance Company and Subsidiaries to meet its obligations under the Contract. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

STATEMENT OF ADDITIONAL INFORMATION                                            6

CONTENTS
    Report of Independent Registered Public Accounting Firm                   7

    Financial Statements

    Statements of Assets and Liabilities                                      8

    Statement of Operations                                                   9

    Statements of Changes in Net Assets                                      10

    Notes to Financial Statements                                            13

STATEMENT OF ADDITIONAL INFORMATION                                            7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      The Contract Owners
      T. Rowe Price Variable Annuity Account
      and
      The Board of Directors
      Security Benefit Life Insurance Company

      We have audited the accompanying statements of net assets of each of the respective subaccounts of T. Rowe Price Variable Annuity Account (the Account), a separate account of Security Benefit Life Insurance Company comprised of the New America Growth, Mid-Cap Growth, Equity Income, Personal Strategy Balanced, Blue Chip Growth, Health Sciences, Equity Index 500, Limited-Term Bond, Prime Reserve, and International Stock Subaccounts, as of December 31, 2004, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of the management of Security Benefit Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures also included confirmation of investments owned as of December 31, 2004, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of T. Rowe Price Variable Annuity Account at December 31, 2004, and the results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
February 4, 2005

STATEMENT OF ADDITIONAL INFORMATION                                            8

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF ASSETS AND LIABILITIES

                                                                                    YEAR ENDED DECEMBER 31, 2004
                                                                     (Dollars in Thousands - Except Unit Values)
                                          NEW                                          PERSONAL
                                        AMERICA         MID-CAP         EQUITY         STRATEGY       BLUE CHIP
                                         GROWTH          GROWTH         INCOME         BALANCED         GROWTH
                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                       ----------      ----------     ----------      ----------      ----------
Assets:
   Mutual funds, at market value....   $   29,281      $   46,211     $   75,060      $   26,984      $    5,322
                                       ----------      ----------     ----------      ----------      ----------
Total assets........................       29,281          46,211         75,060          26,984           5,322
                                       ----------      ----------     ----------      ----------      ----------
Net assets..........................   $   29,281      $   46,211     $   75,060      $   26,984      $    5,322
                                       ==========      ==========     ==========      ==========      ==========
Net assets:
Accumulation assets.................   $   29,070      $   45,882     $   74,280      $   26,429      $    5,215
Annuity assets......................          211             329            780             555             107
                                       ----------      ----------     ----------      ----------      ----------
Net assets..........................   $   29,281      $   46,211     $   75,060      $   26,984      $    5,322
                                       ==========      ==========     ==========      ==========      ==========
Units outstanding:
   Accumulation/Nonlife Option......    1,391,351       1,951,749      2,526,850       1,054,839         585,332
   Life Option DVA/IVA..............        2,028           7,497         14,968          11,754           7,576
   Option 9.........................        3,364           1,578          5,777           2,296              --
                                       ----------      ----------     ----------      ----------      ----------
Total Units.........................    1,396,743       1,960,824      2,547,595       1,068,889         592,908
                                       ==========      ==========     ==========      ==========      ==========
Unit value
   Accumulation/Nonlife Option......   $    20.97      $    23.57     $    29.47      $    25.26      $     8.98
   Life Option DVA/IVA..............   $     1.50      $     1.79     $     2.11      $     1.81      $     7.82
   Option 9.........................   $    19.29      $    22.00     $    27.10      $    23.23      $       --
Mutual funds, at cost...............   $   32,311      $   32,076     $   63,537      $   23,600      $    4,774
Mutual fund shares..................    1,505,449       1,962,231      3,359,890       1,519,376         585,490

                                         HEALTH          EQUITY      LIMITED-TERM       PRIME       INTERNATIONAL
                                        SCIENCES       INDEX 500         BOND          RESERVE          STOCK
                                       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                       ----------      ----------    ------------     ----------    -------------
Assets:
   Mutual funds, at market value ...   $    6,153      $    4,864     $   14,479      $    9,686      $   21,140
                                       ----------      ----------     ----------      ----------      ----------
Total assets........................        6,153           4,864         14,479           9,686          21,140
                                       ----------      ----------     ----------      ----------      ----------
Net assets..........................   $    6,153      $    4,864     $   14,479      $    9,686      $   21,140
                                       ==========      ==========     ==========      ==========      ==========
Net assets:
Accumulation assets.................   $    6,080      $    4,754     $   13,896      $    9,627      $   21,052
Annuity assets......................           73             110            583              59              88
                                       ----------      ----------     ----------      ----------      ----------
Net assets..........................   $    6,153      $    4,864     $   14,479      $    9,686      $   21,140
                                       ==========      ==========     ==========      ==========      ==========
Units outstanding:
   Accumulation/Nonlife Option......      605,343         507,181        892,338         760,905       1,396,845
   Life Option DVA/IVA..............        3,065           5,809         17,351           3,037           4,278
   Option 9.........................           --              --            145              --              --
                                       ----------      ----------     ----------      ----------      ----------
Total Units.........................      608,408         512,990        909,834         763,942       1,401,123
                                       ==========      ==========     ==========      ==========      ==========
Unit value
   Accumulation/Nonlife Option......   $    10.11      $     9.48     $    15.87      $    12.66      $    15.08
   Life Option DVA/IVA..............   $     8.81      $     8.26     $     1.14      $     0.96      $     1.08
   Option 9.........................   $       --      $       --     $    14.61      $       --      $    13.87
Mutual funds, at cost...............   $    5,096      $    4,314     $   14,662      $    9,686      $   21,749
Mutual fund shares..................      595,075         528,716      2,907,449       9,685,727       1,572,933

See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                            9

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF OPERATIONS

                                                                                    YEAR ENDED DECEMBER 31, 2004
                                                                                                  (In Thousands)
                                              NEW                                       PERSONAL
                                            AMERICA        MID-CAP        EQUITY        STRATEGY       BLUE CHIP
                                            GROWTH         GROWTH         INCOME        BALANCED        GROWTH
                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          ----------     ----------     ----------     ----------     ----------
Investment income (loss):
   Dividend distributions                 $      15      $      --      $   1,076      $     499      $      31
   Expenses:
     Mortality and expense risk fee            (155)          (231)          (375)          (133)           (25)
                                          ---------      ---------      ---------      ---------      ---------
Net investment income (loss)                   (140)          (231)           701            366              6

Net realized and unrealized
  gain (loss) on investments:
     Capital gains distributions                 --             --          1,603            105             --
     Realized gain (loss) on sales of
       fund shares                             (583)           892            341            116             65
     Change in unrealized
       appreciation/depreciation on
       investments during the year            3,463          6,312          6,712          2,271            348
                                          ---------      ---------      ---------      ---------      ---------
Net realized and unrealized gain
   (loss) on investments                      2,880          7,204          8,656          2,492            413
                                          ---------      ---------      ---------      ---------      ---------
Net increase (decrease) in net assets
   resulting from operations              $   2,740      $   6,973      $   9,357      $   2,858      $     419
                                          =========      =========      =========      =========      =========

                                            HEALTH         EQUITY      LIMITED-TERM       PRIME      INTERNATIONAL
                                           SCIENCES       INDEX 500        BOND          RESERVE         STOCK
                                          SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                          ----------     ----------    ------------    ----------    -------------
Investment income (loss):
   Dividend distributions                 $     ---      $      75      $     502      $      92      $     221
   Expenses:
     Mortality and expense risk fee             (29)           (24)           (84)           (58)          (105)
                                          ---------      ---------      ---------      ---------      ---------
Net investment income (loss)                    (29)            51            418             34            116

Net realized and unrealized gain
  (loss) on investments:
     Capital gains distributions                 --             --             --             --             --
     Realized gain (loss) on sales of
       fund shares                               78            112            (12)            --           (255)
     Change in unrealized
       appreciation/depreciation on
       investments during the year              657            285           (322)            --          2,613
                                          ---------      ---------      ---------      ---------      ---------
Net realized and unrealized gain
   (loss) on investments                        735            397           (334)           ---          2,358
                                          ---------      ---------      ---------      ---------      ---------
Net increase (decrease) in net assets
   resulting from operations              $     706      $     448      $      84      $      34      $   2,474
                                          =========      =========      =========      =========      =========

See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           10

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               YEARS ENDED DECEMBER 31
                                                                                                   (In Thousands)
                                                                                        NEW AMERICA              MID-CAP GROWTH
                                                                                     GROWTH SUBACCOUNT             SUBACCOUNT
                                                                                     2004         2003         2004         2003
                                                                                   --------     --------     --------     --------
Increase (decrease) in net assets:
    From operations:
       Net investment income (loss) ............................................   $   (140)    $   (134)    $   (231)    $   (186)
       Capital gains distributions ........................................              --           --           --           --
       Realized gain (loss) on sales of fund shares ............................       (583)      (1,218)         892           (4)
       Change in unrealized appreciation/depreciation on investments during
          the year .............................................................      3,463        8,607        6,312       11,088
                                                                                   --------     --------     --------     --------
    Net increase (decrease) in net assets from operations ......................      2,740        7,255        6,973       10,898

    From contractholder transactions:
       Variable annuity deposits ...............................................      1,145          771        1,559        1,846
       Terminations and withdrawals ............................................     (1,683)      (1,790)      (2,674)      (2,002)
       Annuity payments ........................................................        (14)          (8)         (24)          (7)
       Transfers between subaccounts, net ......................................       (941)        (224)        (388)         808
       Mortality adjustment ....................................................          2          (24)           4           --
                                                                                   --------     --------     --------     --------
    Net increase (decrease) in net assets from contractholder transactions......     (1,491)      (1,275)      (1,523)         645
                                                                                   --------     --------     --------     --------
Net increase (decrease) in net assets ..........................................      1,249        5,980        5,450       11,543
Net assets at beginning of year ................................................     28,032       22,052       40,761       29,218
                                                                                   --------     --------     --------     --------
Net assets at end of year ......................................................   $ 29,281     $ 28,032     $ 46,211     $ 40,761
                                                                                   ========     ========     ========     ========

                                                                                       EQUITY INCOME           PERSONAL STRATEGY
                                                                                         SUBACCOUNT           BALANCED SUBACCOUNT
                                                                                     2004         2003         2004         2003
                                                                                   --------     --------     --------     --------
Increase (decrease) in net assets:
    From operations:
       Net investment income (loss) ............................................   $    701     $    649     $    366     $    323
       Capital gains distributions .............................................      1,603           --          105           13
       Realized gain (loss) on sales of fund shares ............................        341         (475)         116         (185)
       Change in unrealized appreciation/depreciation on investments during
          the year .............................................................      6,712       12,676        2,271        4,066
                                                                                   --------     --------     --------     --------
    Net increase (decrease) in net assets from operations ......................      9,357       12,850        2,858        4,217

    From contractholder transactions:
       Variable annuity deposits ...............................................      3,552        3,222        2,394        1,548
       Terminations and withdrawals ............................................     (2,406)      (4,220)      (1,395)      (1,488)
       Annuity payments ........................................................       (126)         (10)         (44)        (114)
       Transfers between subaccounts, net ......................................       (708)         515          812          624
       Mortality adjustment ....................................................          2           --           13          (14)
                                                                                   --------     --------     --------     --------
    Net increase (decrease) in net assets from contractholder transactions......        314         (493)       1,780          556
                                                                                   --------     --------     --------     --------
Net increase (decrease) in net assets ..........................................      9,671       12,357        4,638        4,773
Net assets at beginning of year ................................................     65,389       53,032       22,346       17,573
                                                                                   --------     --------     --------     --------
Net assets at end of year ......................................................   $ 75,060     $ 65,389     $ 26,984     $ 22,346
                                                                                   ========     ========     ========     ========

STATEMENT OF ADDITIONAL INFORMATION                                           11

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                         YEARS ENDED DECEMBER 31
                                                                                             (In Thousands)
                                                                                 BLUE CHIP GROWTH        HEALTH SCIENCES
                                                                                    SUBACCOUNT             SUBACCOUNT
                                                                                 2004        2003        2004        2003
                                                                               -------     -------     -------     -------
Increase (decrease) in net assets:
    From operations:
       Net investment income (loss) .........................................  $     6     $   (10)    $   (29)    $   (18)
       Capital gains distributions ........................................ .       --          --          --          --
       Realized gain (loss) on sales of fund shares .........................       65         (63)         78         (15)
       Change in unrealized appreciation/depreciation on investments during
          the year ..........................................................      348         726         657         959
                                                                               -------     -------     -------     -------
    Net increase (decrease) in net assets from operations ...................      419         653         706         926

    From contractholder transactions:
       Variable annuity deposits ............................................    1,358         528         906         626
       Terminations and withdrawals .........................................     (607)       (284)       (315)       (133)
       Annuity payments .....................................................      (11)         (2)        (11)         (1)
       Transfers between subaccounts, net ...................................      686         587         695         553
       Mortality adjustment .................................................       --          --          --          --
                                                                               -------     -------     -------     -------
    Net increase (decrease) in net assets from contractholder transactions...    1,426         829       1,275       1,045
                                                                               -------     -------     -------     -------
Net increase (decrease) in net assets .......................................    1,845       1,482       1,981       1,971
Net assets at beginning of year .............................................    3,477       1,995       4,172       2,201
                                                                               -------     -------     -------     -------
Net assets at end of year ...................................................  $ 5,322     $ 3,477     $ 6,153     $ 4,172
                                                                               =======     =======     =======     =======

                                                                                  EQUITY INDEX 500         LIMITED-TERM BOND
                                                                                    SUBACCOUNT                 SUBACCOUNT
                                                                                 2004         2003         2004         2003
                                                                               --------     --------     --------     --------
Increase (decrease) in net assets:
    From operations:
       Net investment income (loss) .........................................  $     51     $     27     $    418     $    546
       Capital gains distributions ..........................................        --           --           --           31
       Realized gain (loss) on sales of fund shares .........................       112         (119)         (12)          65
       Change in unrealized appreciation/depreciation on investments during
          the year ..........................................................       285          768         (322)         (56)
                                                                               --------     --------     --------     --------
    Net increase (decrease) in net assets from operations ...................       448          676           84          586

    From contractholder transactions:
       Variable annuity deposits ............................................     1,248          569        1,471        2,019
       Terminations and withdrawals .........................................    (1,090)        (232)      (1,188)      (1,288)
       Annuity payments .....................................................       (11)          (4)         (26)         (20)
       Transfers between subaccounts, net ...................................       839          315       (1,852)      (1,496)
       Mortality adjustment .................................................        --           --            2            1
                                                                               --------     --------     --------     --------
    Net increase (decrease) in net assets from contractholder transactions...       986          648       (1,593)        (784)
                                                                               --------     --------     --------     --------
Net increase (decrease) in net assets .......................................     1,434        1,324       (1,509)        (198)
Net assets at beginning of year .............................................     3,430        2,106       15,988       16,186
                                                                               --------     --------     --------     --------
Net assets at end of year ...................................................  $  4,864     $  3,430     $ 14,479     $ 15,988
                                                                               ========     ========     ========     ========

STATEMENT OF ADDITIONAL INFORMATION                                           12

T. ROWE PRICE VARIABLE ANNUITY ACCOUNT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                           YEARS ENDED DECEMBER 31
                                                                                               (In Thousands)
                                                                                   PRIME RESERVE          INTERNATIONAL STOCK
                                                                                    SUBACCOUNT                SUBACCOUNT
                                                                                 2004         2003         2004         2003
                                                                               --------     --------     --------     --------
Increase (decrease) in net assets:
    From operations:
       Net investment income (loss) .........................................  $     34     $     20     $    116     $    113
       Capital gains distributions ..........................................        --           --           --           15
       Realized gain (loss) on sales of fund shares .........................        --           --         (255)      (1,477)
       Change in unrealized appreciation/depreciation on investments during
          the year ..........................................................        --           --        2,613        5,591
                                                                               --------     --------     --------     --------
    Net increase (decrease) in net assets from operations ...................        34           20        2,474        4,242

    From contractholder transactions:
       Variable annuity deposits ............................................     3,452        2,050        1,130          724
       Terminations and withdrawals .........................................    (3,352)      (2,394)      (1,117)      (1,284)
       Annuity payments .....................................................        (4)          (1)          (5)          (2)
       Transfers between subaccounts, net ...................................    (1,616)      (5,150)         241         (548)
       Mortality adjustment .................................................        --           --            2           --
                                                                               --------     --------     --------     --------
    Net increase (decrease) in net assets from contractholder transactions...    (1,520)      (5,495)         251       (1,110)
                                                                               --------     --------     --------     --------
Net increase (decrease) in net assets .......................................    (1,486)      (5,475)       2,725        3,132
Net assets at beginning of year .............................................    11,172       16,647       18,415       15,283
                                                                               --------     --------     --------     --------
Net assets at end of year ...................................................  $  9,686     $ 11,172     $ 21,140     $ 18,415
                                                                               ========     ========     ========     ========

See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           13

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2004

1.    ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION

      T. Rowe Price Variable Annuity Account (the Account) is a separate account of Security Benefit Life Insurance Company (SBL). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended. Deposits received by the Account are invested in one of the portfolios of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., or T. Rowe Price International Series, Inc., mutual funds not otherwise available to the public. As directed by the owners, amounts may be invested in a designated mutual fund as follows:

SUBACCOUNT                                                         MUTUAL FUND
                                                                   T.Rowe Price Equity Series, Inc.:
New America Growth                                                       T. Rowe Price New America Growth Portfolio
Mid-Cap Growth                                                           T. Rowe Price Mid-Cap Growth Portfolio
Equity Income                                                            T. Rowe Price Equity Income Portfolio
Personal Strategy Balanced                                               T. Rowe Price Personal Strategy Balanced Portfolio
Blue Chip Growth                                                         T. Rowe Price Blue Chip Growth Portfolio
Health Sciences                                                          T. Rowe Price Health Sciences Portfolio
Equity Index 500                                                         T. Rowe Price Equity Index 500 Portfolio
                                                                   T.Rowe Price Fixed Income Series, Inc.:
Limited-Term Bond                                                        T. Rowe Price Limited-Term Bond Portfolio
Prime Reserve                                                            T. Rowe Price Prime Reserve Portfolio
                                                                   T.Rowe Price International Series, Inc.:
International Stock                                                      T. Rowe Price International Stock Portfolio

      Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from SBL's other assets and liabilities. The portion of the Account's assets applicable to the variable annuity contracts is not chargeable with liabilities arising out of any other business SBL may conduct.

      T. Rowe Price Associates, Inc. (T. Rowe Price) serves as the investment advisor to each portfolio except for the International Stock Portfolio. T. Rowe Price International, Inc. serves as the investment advisor to the International Stock Portfolio. The investment advisors are responsible for managing the portfolios' assets in accordance with the terms of the investment advisory contracts.

      INVESTMENT VALUATION

      Investments in mutual fund shares are carried in the statement of net assets at market value (net asset value of the underlying mutual fund). Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

      The cost of investments purchased and proceeds from investments sold for the year ended December 31, 2004, were as follows:

STATEMENT OF ADDITIONAL INFORMATION                                           14

                                                                                  COST OF              PROCEEDS
                                                                                 PURCHASES            FROM SALES
                                                                                 ---------            ----------
                                                                                        (In Thousands)
New America Growth...................................................             $1,373                $3,004
Mid-Cap Growth.......................................................              2,361                 4,115
Equity Income........................................................              6,035                 3,417
Personal Strategy Balanced...........................................              4,065                 1,814
Blue Chip Growth.....................................................              2,420                   988
Health Sciences......................................................              1,901                   655
Equity Index 500.....................................................              2,663                 1,626
Limited-Term Bond....................................................              2,801                 3,976
Prime Reserve........................................................              6,373                 7,859
International Stock..................................................              2,378                 2,011

      ANNUITY RESERVES

      Annuity reserves relate to contracts that have matured and are in the payout stage. Such reserves are computed on the basis of published mortality tables using assumed interest rates that will provide reserves as prescribed by law. In cases where the payout option selected is life contingent, SBL periodically recalculates the required annuity reserves, and any resulting adjustment is either charged or credited to SBL and not to the Account.

      REINVESTMENT OF DIVIDENDS

      Dividend and capital gains distributions paid by the mutual fund to the Account are reinvested in additional shares of each respective fund. Dividend income and capital gains distributions are recorded as income on the ex-dividend date.

      FEDERAL INCOME TAXES

      The operations of the Account are included in the federal income tax return of SBL, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, SBL does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under contracts. Based on this, no charge is being made currently to the Account for federal income taxes. SBL will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.    VARIABLE ANNUITY CONTRACT CHARGES

      Mortality and expense risks assumed by SBL are compensated for by a fee equivalent to an annual rate of 0.55% of the average daily net assets of each account.

      When applicable, an amount for state premium taxes is deducted as provided by pertinent state law either from purchase payments or from the amount applied to effect an annuity at the time annuity payments commence.

STATEMENT OF ADDITIONAL INFORMATION                                           15

3.    SUMMARY OF UNIT TRANSACTIONS

      The changes in units outstanding for the years ended December 31, 2004 and 2003, were as follows:

                                                   2004                                    2003
                                    ----------------------------------      ----------------------------------
                                                               NET                                      NET
                                   UNITS        UNITS       INCREASE        UNITS      UNITS          INCREASE
SUBACCOUNT                         ISSUED     REDEEMED      (DECREASE)      ISSUED    REDEEMED       (DECREASE)
----------                         ------     --------      ----------      ------    --------       ----------
                                                                 (In Thousands)
New America Growth .......          116         (193)          (77)          194         (278)          (84)
Mid-Cap Growth ...........          187         (262)          (75)          382         (354)           28
Equity Income ............          216         (205)           11           374         (405)          (31)
Personal Strategy Balanced          189         (113)           76           207         (183)           24
Blue Chip Growth .........          315         (141)          174           235         (123)          112
Health Sciences ..........          242         (108)          134           276         (141)          135
Equity Index 500 .........          320         (204)          116           272         (186)           86
Limited-Term Bond ........          194         (297)         (103)          394         (444)          (50)
Prime Reserve ............          623         (744)         (121)          638       (1,074)         (436)
International Stock ......          222         (202)           20           332         (439)         (107)

4.    UNIT VALUES

      A summary of units outstanding, unit values, net assets, expense ratios, investment income ratios, and total return ratios for each of the five years in the period ended December 31, 2004, follows:

         SUBACCOUNT               2004              2003                2002                2001                  2000
         ----------          ---------------   ---------------   -------------------   -----------------   -------------------
NEW AMERICA GROWTH
Units......................        1,396,743         1,474,095             1,558,113           1,828,914             2,007,469
Unit value.................  $ 1.50 - $20.97   $ 1.41 - $19.01   $     1.08 - $14.15   $   1.57 - $19.85   $     1.76 - $21.73
Net assets (000s)..........  $        29,281   $        28,032   $            22,052   $          34,558
Ratio of expenses to net
    assets*................             0.55%             0.55%                 0.55%               0.55%                 0.55%
Investment income ratio**..             0.05%               --%                   --%                 --%                   --%
Total return***............    6.38% - 10.31%   30.56% - 34.35%    (31.21)% - (28.72)%  (10.80)% - (7.55)%   (18.52)% - (15.70)%

MID-CAP GROWTH
Units......................        1,960,824         2,035,556             2,008,111           2,127,207             2,248,931
Unit value.................  $ 1.79 - $23.57   $ 1.57 - $20.02   $     1.18 - $14.55   $   1.56 - $18.58   $     1.55 - $18.53
Net assets (000s)..........  $        46,211   $        40,761   $            29,218   $          38,649   $            41,670
Ratio of expenses to net
    assets*................             0.55%             0.55%                 0.55%               0.55%                 0.55%
Investment income ratio**..               --%               --%                   --%                 --%                   --%
Total return***............   14.01% - 17.73%   33.05% - 37.59%    (24.36)% - (21.69)%      0.65% - 4.26%      (2.52)% - 0. 96%

EQUITY INCOME
Units......................        2,547,595         2,536,426             2,567,450           2,612,314             2,567,980
Unit value.................  $ 2.11 - $29.47   $ 1.91 - $25.78   $     1.58 - $20.66   $   1.90 - $23.91   $     1.93 - $23.56
Net assets (000s)..........  $        75,060   $        65,389   $            53,032   $          60,443   $            58,861
Ratio of expenses to net
    assets*................             0.55%             0.55%                 0.55%               0.55%                 0.55%
Investment income ratio**..             1.53%             1.62%                 1.65%               1.44%                 1.95%
Total return***............   10.47% - 14.31%   20.89% - 24.78%    (16.84)% - (13.59)%    (2.07)% - 1.49%        8.43% - 11.77%

STATEMENT OF ADDITIONAL INFORMATION                                           16

     SUBACCOUNT             2004                2003               2002                 2001              2000
--------------------  ----------------    ---------------   ------------------    ----------------   --------------
PERSONAL STRATEGY
   BALANCED
Units...............         1,068,889            993,014              969,225           1,208,830        1,281,029
Unit value..........  $  1.81 - $25.26    $ 1.67 - $22.51   $    1.39 - $18.14   $   1.57 - $19.78   $1.65 - $20.19
Net assets (000s)...  $         26,984    $        22,346   $           17,573   $          22,315   $       24,428
Ratio of expenses to
   net assets*......              0.55%              0.55%                0.55%               0.55%            0.55%
Investment income
   ratio**..........              2.02%              2.15%                2.61%               2.85%            3.00%
Total return***.....     8.38% - 12.22%    20.14% - 24.09%    (11.46)% - (8.29)%   (5.45)% - (1.98)%   0.00% - 3.86%

BLUE CHIP GROWTH****
Units...............           592,908            418,687              307,487             241,300               --
Unit value..........  $   7.82 - $8.98    $          8.30   $             6.49   $            8.57   $           --
Net assets (000s)...  $          5,322    $         3,477   $            1,995   $           2,068   $           --
Ratio of expenses to
   net assets*......              0.55%              0.55%                0.55%               0.55%              --%
Investment income
   ratio**..........              0.70%              0.14%                0.15%               0.18%              --%
Total return***.....      4.41% - 8.19%             27.89%              (24.27)%            (15.90)%             --%

HEALTH SCIENCES****
Units...............           608,408            474,496              339,207             301,073               --
Unit value..........  $  8.81 - $10.11    $  7.93 - $8.79   $             6.49   $            9.07   $           --
Net assets (000s)...            $6,153    $         4,172   $            2,201   $           2,730   $           --
Ratio of expenses to
   net assets*......              0.55%              0.55%                0.55%               0.55%              --%
Investment income
   ratio**..........                --%                --%                  --%                 --%              --%
Total return***.....    11.10% - 15.02%    30.86% - 35.44%              (28.45)%             (2.47)%             --%

EQUITY INDEX 500****
Units...............           512,990            397,031              311,041             226,066               --
Unit value..........  $   8.26 - $9.48    $  7.79 - $8.64   $     6.32 - $6.77   $    1.89 - $8.76   $           --
Net assets (000s)...  $          4,864    $         3,430   $            2,106   $           1,981   $           --
Ratio of expenses to
   net assets*......              0.55%              0.55%                0.55%               0.55%              --%
Investment income
   ratio**..........              1.79%              1.52%                1.35%               1.11%              --%
Total return***.....                                                                        (18.50)%-
                          6.03% - 9.72%    23.26% - 27.62%    234.39% - (22.72)%            (15.85)%             --%

LIMITED-TERM BOND
Units...............           909,834          1,012,970            1,063,489           1,057,826          636,595
Unit value..........  $  1.14 - $15.87    $ 1.17 - $15.79   $    1.17 - $15.22   $   1.15 - $14.52   $1.11 - $13.54
Net assets (000s)...  $         14,479    $        15,988   $           16,186   $          12,133   $        8,279
Ratio of expenses to
   net assets*......              0.55%              0.55%                0.55%               0.55%            0.55%
Investment income
   ratio**..........              3.30%              3.97%                4.71%               5.51%            5.97%
Total return***.....    (2.56)% - 0.51%        --% - 3.75%        1.74% - 4.89%       3.60% - 7.24%    5.71% - 9.37%

PRIME RESERVE
Units...............           763,942            884,919            1,320,569           1,573,584        1,408,841
Unit value..........  $  0.96 - $12.66    $ 0.99 - $12.62   $    1.03 - $12.60   $   1.05 - $12.49   $1.05 - $12.07
Net assets (000s)...  $          9,686    $        11,172   $           16,647   $          19,418   $       16,851
Ratio of expenses to
   net assets*......              0.55%              0.55%                0.55%               0.55%            0.55%
Investment income
   ratio**..........              0.88%              0.69%                1.44%               3.86%            5.90%
Total return***.....    (3.03)% - 0.32%    (3.88)% - 0.16%     (1.90)% - 0. 88%       0.00% - 3.48%    1.94% - 5.51%

STATEMENT OF ADDITIONAL INFORMATION                                           17

    SUBACCOUNT              2004              2003                2002               2001               2000
    ----------          --------------   ---------------  ------------------     --------------     ---------------
INTERNATIONAL STOCK
Units...............         1,401,123         1,381,822           1,488,611          1,592,602          1,749,113
Unit value..........    $1.08 - $15.08   $ 0.99 - $13.33      $0.79 - $10.27     $1.00 - $12.64     $1.33 - $16.22
Net Assets (000s)...    $       21,140   $        18,415      $       15,283     $       19,428     $       27,740
Ratio of expenses to
   net assets*......              0.55%             0.55%               0.55%              0.55%              0.55%
Investment income
   ratio**..........              1.12%             1.18%               0.94%              1.89%              0.56%
Total return***.....                                                                     (24.81)% -         (21.30)% -
                         9.09% - 13.13%   25.32% - 29.80%  (21.00)% - (18.75)%           (22.07)%           (18.86)%

  * These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

 ** These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

**** The inception date of these subaccounts was February 1, 2001.

STATEMENT OF ADDITIONAL INFORMATION                                           17

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED FINANCIAL STATEMENTS

YEARS ENDED DECEMBER 31, 2004, 2003, AND 2002

CONTENTS

Report of Independent Registered Public Accounting Firm            19
Audited Consolidated Financial Statements
Consolidated Balance Sheets                                        20
Consolidated Statements of Income                                  21
Consolidated Statements of Changes in Stockholder's Equity         22
Consolidated Statements of Cash Flows                              23
Notes to Consolidated Financial Statements                         25

STATEMENT OF ADDITIONAL INFORMATION                                           19

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Security Benefit Life Insurance Company

We have audited the accompanying consolidated balance sheets of Security Benefit Life Insurance Company and Subsidiaries (the Company), an indirect wholly owned subsidiary of Security Benefit Mutual Holding Company, as of December 31, 2004 and 2003, and the related consolidated statements of income, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Security Benefit Life Insurance Company and Subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States.

As discussed in Note 1 to the consolidated financial statements, the Company changed its methods of accounting for its investments in affiliated mutual funds and for its variable annuity contracts, in response to new accounting standards that became effective January 1, 2002 and 2004, respectively.

                                                           /s/ Ernst & young LLP

Kansas City, Missouri
February 4, 2005

STATEMENT OF ADDITIONAL INFORMATION                                           20

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

                                                                                             DECEMBER 31
                                                                                       2004              2003
                                                                                    ------------      -----------
                                                                                           (In Thousands)
ASSETS
Investments:
   Securities available-for-sale:
     Bonds....................................................................      $  4,825,300      $ 4,317,760
     Equity securities........................................................            62,132           55,806
   Bonds held-to-maturity.....................................................            44,420           62,264
   Mutual funds...............................................................            98,994           59,651
   Mortgage loans.............................................................               646           10,269
   Policy loans...............................................................            92,609           94,254
   Cash.......................................................................            56,558          117,048
   Short-term investments.....................................................            15,774            8,087
   Other invested assets......................................................            35,568           32,678
                                                                                    ------------      -----------
Total investments.............................................................         5,232,001        4,757,817

Accrued investment income.....................................................            46,834           43,789
Accounts receivable...........................................................            10,046           35,641
Income taxes receivable.......................................................             5,495               --
Reinsurance recoverable.......................................................           491,292          460,860
Property and equipment, net...................................................            64,584           82,676
Deferred policy acquisition costs.............................................           358,196          388,042
Deferred sales inducement costs...............................................            60,315               --
Other assets..................................................................            94,714           96,400
Separate account assets.......................................................         4,930,398        4,507,481
                                                                                    ------------      -----------
Total assets..................................................................      $ 11,293,875      $10,372,706
                                                                                    ============      ===========

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
   Policy reserves and annuity account values.................................      $  5,292,330      $ 4,822,906
   Policy and contract claims.................................................             4,200            6,135
   Other policyholder funds...................................................            19,138           18,921
   Accounts payable and accrued expenses......................................            33,717           67,364
   Income taxes payable.......................................................                --            9,289
   Deferred income tax liability..............................................            84,245           53,007
   Long-term debt.............................................................           150,000          150,000
   Mortgage debt..............................................................            47,026           48,390
   Other liabilities..........................................................            19,075           31,451
   Separate account liabilities...............................................         4,930,398        4,507,481
                                                                                    ------------      -----------
Total liabilities.............................................................        10,580,129        9,714,944

Stockholder's equity:
   Common stock, $10 par value; 1,000,000 shares authorized; 700,010 issued
     and outstanding..........................................................             7,000            7,000
   Additional paid-in capital.................................................            43,631               --
   Accumulated other comprehensive income, net................................            24,884            9,479
   Retained earnings..........................................................           638,231          641,283
                                                                                    ------------      -----------
Total stockholder's equity....................................................           713,746          657,762
                                                                                    ------------      -----------
Total liabilities and stockholder's equity....................................      $ 11,293,875      $10,372,706
                                                                                    ============      ===========

See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           21

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

                                                                             YEAR ENDED DECEMBER 31
                                                                     2004              2003             2002
                                                                     ----              ----             ----
                                                                                 (In Thousands)
Revenues:
   Insurance premiums and other considerations..............      $    7,120         $  24,024        $  35,487
   Asset based fees.........................................         124,303            92,071           91,379
   Other product charges....................................          27,922            23,092           19,872
   Net investment income....................................         226,642           185,435          173,271
   Net realized/unrealized capital gains (losses)...........           2,536            20,788          (24,317)
   Other revenues...........................................          11,992            11,018            7,790
                                                                  ----------         ---------        ---------
Total revenues..............................................         400,515           356,428          303,482

Benefits and expenses:
   Annuity benefits:
     Interest credited to account balances..................         154,620           124,164          104,027
     Benefits in excess of account balances.................          15,673            27,715           22,828
   Traditional life insurance benefits......................          (1,937)            7,904           21,817
   Other benefits...........................................           8,363            21,717           20,692
                                                                  ----------         ---------        ---------
   Total benefits...........................................         176,719           181,500          169,364

   Commissions and other operating expenses.................         101,330            78,537           68,054
   Amortization of deferred policy acquisition costs........          41,467            40,880           58,434
   Interest expense.........................................          15,505            10,522            6,840
   Other expenses...........................................           8,843             5,066            6,055
                                                                  ----------         ---------        ---------
Total benefits and expenses.................................         343,864           316,505          308,747
                                                                  ----------         ---------        ---------

Income (loss) before income taxes...........................          56,651            39,923           (5,265)
Income tax expense (benefit)................................           6,072             5,353          (10,970)
                                                                  ----------         ---------        ---------
Net income..................................................      $   50,579         $  34,570        $   5,705
                                                                  ==========         =========        =========

See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           22

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY

                                                                     ACCUMULATED
                                                                       OTHER
                                                      ADDITIONAL    COMPREHENSIVE                         TOTAL
                                            COMMON     PAID-IN         INCOME             RETAINED     STOCKHOLDER'S
                                            STOCK      CAPITAL         (LOSS)             EARNINGS        EQUITY
                                            -----      -------         ------             --------        ------
                                                                      (In Thousands)
Balance at January 1, 2002.............     $7,000    $       --   $     (29,391)        $632,508       $ 610,117
Comprehensive income:
   Net income..........................         --            --              --            5,705           5,705
   Other comprehensive income, net.....         --            --          13,392               --          13,392
                                                                                                        ---------
Comprehensive income...................                                                                    19,097
Dividends paid.........................         --            --              --          (21,500)        (21,500)
                                            ------    ----------   -------------         --------       ---------
Balance at December 31, 2002...........      7,000            --         (15,999)         616,713         607,714
Comprehensive income:
   Net income..........................         --            --              --           34,570          34,570
   Other comprehensive income, net.....         --            --          25,478               --          25,478
                                                                                                        ---------
Comprehensive income...................                                                                    60,048
Dividends paid.........................         --            --              --          (10,000)        (10,000)
                                            ------    ----------   -------------         --------       ---------
Balance at December 31, 2003...........      7,000            --           9,479          641,283         657,762
Comprehensive income:
   Net income..........................         --            --              --           50,579          50,579
   Other comprehensive income, net.....         --            --          15,405               --          15,405
                                                                                                        ---------
Comprehensive income...................                                                                    65,984
Transfer of net assets of subsidiary
   to parent company in exchange for
   intercompany promissory note........         --        43,631              --          (43,631)             --
Dividends paid.........................         --            --              --          (10,000)        (10,000)
                                            ------    ----------   -------------         --------       ---------
Balance at December 31, 2004...........     $7,000    $   43,631   $      24,884         $638,231       $ 713,746
                                            ======    ==========   =============         ========       =========

See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           23

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                YEAR ENDED DECEMBER 31
                                                                         2004            2003            2002
                                                                     ------------    ------------   -------------
                                                                                    (In Thousands)
OPERATING ACTIVITIES
Net income.......................................................    $     50,579    $     34,570   $       5,705
Adjustments to reconcile net income to net cash provided by
   operating activities:
     Net realized/unrealized capital (gains) losses..............          (2,536)        (20,788)         24,317
     Depreciation................................................           4,169           8,722           6,605
     Amortization of investment premiums and discounts...........          10,905           9,252           2,802
     Annuity and interest sensitive life products - interest
       credited to account balances..............................         154,620         124,164         104,027
     Policy acquisition costs deferred...........................         (74,896)       (114,385)        (79,217)
     Amortization of deferred policy acquisition costs...........          40,416          40,880          58,434
     Sales inducement costs deferred.............................         (16,904)             --              --
     Amortization of sales inducement costs......................           8,222              --              --
     Net sales of mutual funds, trading..........................          17,775             462             264
     Other changes in operating assets and liabilities...........         (18,596)         21,080         (15,004)
                                                                     ------------    ------------   -------------
Net cash provided by operating activities........................         173,754         103,957         107,933

INVESTING ACTIVITIES
Sales, maturities, or repayments of investments:
   Bonds available-for-sale......................................         719,493       2,417,108         804,918
   Equity securities available-for-sale..........................          57,000          36,040          46,544
   Bonds held-to-maturity........................................          14,301          29,450          30,122
   Mutual funds, other than trading..............................             211          64,544          59,572
   Mortgage loans................................................           9,623           3,394           1,901
   Other invested assets.........................................           2,905           3,476           8,899
                                                                     ------------    ------------   -------------
                                                                          803,533       2,554,012         951,956
Acquisitions of investments:
   Bonds available-for-sale......................................      (1,100,062)     (3,933,033)     (1,106,760)
   Equity securities available-for-sale..........................         (62,863)        (11,514)        (67,714)
   Mutual funds..................................................         (53,328)           (403)             --
   Mortgage loans................................................              --          (3,611)         (2,619)
   Other invested assets.........................................          (6,683)        (11,182)        (12,172)
                                                                     ------------    ------------   -------------
                                                                       (1,222,936)     (3,959,743)     (1,189,265)

Increase in other assets - business owned life insurance purchase              --              --         (60,000)
Net sales (purchases) of property and equipment..................          13,924          (4,921)        (33,503)
Net (purchases) sales of short-term investments..................          (6,761)         (6,998)         15,912
Net decrease in policy loans.....................................           1,645           1,843           9,795
                                                                     ------------    ------------   -------------
Net cash used in investing activities............................        (410,595)     (1,415,807)       (305,105)

STATEMENT OF ADDITIONAL INFORMATION                                           24

SECURITY BENEFIT LIFE INSURANCE COMPANY AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED)

                                                                                  YEAR ENDED DECEMBER 31
                                                                          2004             2003           2002
                                                                     --------------     -----------    ------------
                                                                                      (In Thousands)
FINANCING ACTIVITIES
Proceeds from long-term debt and mortgage debt...................    $           --     $   100,000    $     49,902
Payments on long-term debt and mortgage debt.....................            (1,364)         (1,006)           (506)
Dividends paid...................................................           (10,000)        (10,000)        (21,500)
Deposits to annuity account balances.............................           629,417       1,335,871         668,111
Withdrawals from annuity account balances........................          (441,702)       (262,867)       (281,086)
                                                                     --------------     -----------    ------------
Net cash provided by financing activities........................           176,351       1,161,998         414,921
                                                                     --------------     -----------    ------------

(Decrease) increase in cash......................................           (60,490)       (149,852)        217,749
Cash at beginning of year........................................           117,048         266,900          49,151
                                                                     --------------     -----------    ------------
Cash at end of year..............................................    $       56,558     $   117,048    $    266,900
                                                                     ==============     ===========    ============

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid (received) during the year for:
   Interest......................................................    $       16,180     $     7,132    $      6,560
                                                                     ==============     ===========    ============

   Income taxes..................................................    $       (1,721)    $    (8,030)   $      1,628
                                                                     ==============     ===========    ============

Noncash investing and financing activities:
   Transfer of net assets of subsidiary to parent company in
     exchange for intercompany promissory note...................    $       43,631     $        --    $         --
                                                                     ==============     ===========    ============

See accompanying notes.

STATEMENT OF ADDITIONAL INFORMATION                                           25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2004

1.    NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

      NATURE OF OPERATIONS

      The operations of Security Benefit Life Insurance Company (the Company) consist primarily of marketing and distributing annuities, life insurance, and related products throughout the United States. The Company and/or its subsidiaries offer a diversified portfolio of investment products comprised primarily of individual and group annuities and mutual fund products through multiple distribution channels.

      The Company was formed by converting from a mutual life insurance company to a stock life insurance company under a mutual holding company structure on July 31, 1998, pursuant to a Plan of Conversion (the Conversion). In connection with the Conversion, Security Benefit Corp. (SBC), a Kansas domiciled intermediate stock holding company, and Security Benefit Mutual Holding Company (SBMHC), a Kansas domiciled mutual holding company, were formed. As a result of the Conversion, SBMHC indirectly owns, through its ownership of SBC, all of the issued and outstanding common stock of the Company (except shares required by law to be held by the Company's directors). In accordance with Kansas law, SBMHC must at all times hold at least 51% of the voting stock of SBC.

      BASIS OF PRESENTATION

      The consolidated financial statements include the operations and accounts of the Company and its subsidiaries, Security Management Company, LLC
      (SMC) and Security Benefit Group, Inc. (SBG) (See Note 13). The consolidated financial statements of SBG include its subsidiaries, First Security Benefit Life Insurance and Annuity Company of New York; Security Distributors, Inc.; Security Benefit Academy, Inc.; and Security Financial Resources, Inc. Significant intercompany accounts and transactions have been eliminated in consolidation. The Company's ownership of SMC was 90% at December 31, 2004, and 100% at December 31, 2003. Minority interest amounts held by SBG of $1,832,000 and $411,000 in the net income and members' equity of SMC, respectively, are included in consolidated other expenses and other liabilities, respectively, as of and for the year ended December 31, 2004.

      USE OF ESTIMATES

      The preparation of consolidated financial statements and accompanying notes requires management to make estimates and assumptions that affect amounts reported and disclosed. Actual results could differ from those estimates.

      ACCOUNTING CHANGES

      In August 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets, which the Company adopted on its effective date of January 1, 2002. SFAS No. 144 generally retains the basic provisions of existing guidance in accounting for the impairment of long-lived assets, establishes a single accounting model for the disposal of long-lived assets, and broadens the presentation of any discontinued operations, all of which did not have a significant impact on the Company's 2002 consolidated financial statements. However, SFAS No. 144 also eliminated the temporary control exception when determining the consolidation of affiliated entities. This change impacted the reporting of the Company's investment in certain company-sponsored affiliated mutual funds whereby the Company reports the change in value of its investment as a part of net income rather than as an unrealized gain or loss on equity securities available-for-sale recognized directly in equity. The cumulative effect change in value represented an unrealized loss of $4.1 million at

STATEMENT OF ADDITIONAL INFORMATION                                           26

      January 1, 2002, which is reported in the net realized/ unrealized capital gains (losses) line in the consolidated statement of income.

      In January 2003, the FASB issued Interpretation No. 46, Consolidation of Variable Interest Entities (FIN No. 46); however, this guidance was subsequently revised in December 2003. FIN No. 46 provides guidance related to identifying variable interest entities and determining whether such entities should be consolidated. In addition, FIN No. 46 provides guidance related to the initial and subsequent measurement of assets, liabilities, and noncontrolling interests of newly consolidated variable interest entities and requires disclosures for both the primary beneficiary of a variable interest entity and other beneficiaries of the entity. For nonpublic entities such as the Company, FIN No. 46, as revised, was effective for variable interest entities created or interests in such entities obtained after December 31, 2003. A nonpublic enterprise shall apply FIN No. 46 to all variable interests held prior to December 31, 2003, by the beginning of the first annual period after December 15, 2004. The Company's effective date will be for the financial statements for the year ending December 31, 2005. The Company evaluated its investment in a structured investment trust and reduced its ownership in the investment so as not to be impacted by FIN No. 46. The adoption of the interpretation will not have a material impact on the Company's results of operations, liquidity, or financial resources.

      In July 2003, the American Institute of Certified Public Accountants issued Statement of Position (SOP) 03-01, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts. This SOP addresses an insurance enterprise's accounting for certain fixed and variable contract features not covered by other authoritative accounting guidance. SOP 03-01 was adopted effective January 1, 2004, and the effect of accounting change of $20,000, which is net of income tax benefits of $13,000, is reported in other expenses.

      A provision of SOP 03-01 relates to the classification of contracts and calculation of an additional liability for contracts that contain significant insurance features. The adoption of the guidance requires the recognition of a liability in addition to the contract account value in cases where the insurance benefit feature results in gains in early years followed by losses in later years. The accrual and release of the additional liability also impacts the amortization of deferred policy acquisition costs. As of January 1, 2004, increased future policyholder benefits for variable annuities with guaranteed minimum death benefits offset by the impact on the amortization of deferred policy acquisition cost resulted in an after-tax cumulative effect adjustment of $(3.8) million.

      In addition, the Company also had an after-tax cumulative effect adjustment from adopting the SOP related to presentation and valuation of amounts previously reported as separate accounts of $3.8 million, net of income taxes, as of January 1, 2004. The guidance requires that if the separate account arrangement does not meet the newly specified criteria of a separate account, assets and liabilities under the arrangement should be accounted for, valued, and reported as general account assets and liabilities of the Company. Revenue and expenses related to such arrangements are recognized within the respective revenue and expense lines in the consolidated statements of income. At December 31, 2004, $116.8 million of separate account assets and separate account liabilities were reclassified to available-for-sale bonds, cash, and policy reserves and annuity account values. In addition, the Company's underlying interest in the separate account (seed money) should be accounted for, valued, and reported in a manner consistent with the accounting for similar assets held by the general account.

      In addition, SOP 03-01 clarifies the accounting and classification for sales inducements. Although the valuation impacts were immaterial, the Company reclassified $51.6 million of sales inducements from deferred policy acquisition costs effective January 1, 2004.

STATEMENT OF ADDITIONAL INFORMATION                                           27

      In March 2004, the Emerging Issues Task Force (EITF) reached a final consensus on Issue 03-1, The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments (EITF 03-1). EITF 03-1 was intended to provide accounting guidance regarding the determination of when an impairment of debt and marketable equity securities and investments accounted under the cost method should be considered other-than-temporary and recognized in income. In September 2004, the FASB issued Financial Staff Position (FSP) EITF 03-1-1, delaying the effective date for the accounting and measurement provisions of EITF 03-1 until further clarification can be provided. The comment period was extended, and final guidance is not expected until at least 2005. Due to the uncertainties that still exist with this guidance, the Company is unable to estimate the impact EITF 03-1 may have on its consolidated financial statements.

      INVESTMENTS

      Bonds classified as held-to-maturity include securities that the Company has the positive intent and ability to hold to maturity. Held-to-maturity bonds are carried at cost, adjusted for the amortization of premiums and the accrual of discounts, both computed using the interest method applied over the estimated lives of the securities adjusted for prepayment activity. Bonds classified as available-for-sale are carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of bonds is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the statements of income as a component of net realized/unrealized capital gains (losses).

      Equity securities include mutual funds, common stocks, and nonredeemable preferred stocks. Equity securities are classified as available-for-sale and carried at fair value, with related unrealized gains and losses reflected as a component of accumulated other comprehensive income or loss in equity, net of applicable income taxes. The cost of equity securities is adjusted for declines in value that are deemed to be other than temporary, with such impairments reported in the statements of income as a component of net realized/unrealized capital gains (losses).

      Mutual funds include mutual funds and seed money investments. A portion of the mutual funds investments is purchased to generate returns for certain liabilities. Mutual funds are classified as trading or handled under the equity method and carried at fair value, with changes in fair value reported in the statement of income as a component of net realized/unrealized capital gains (losses).

      Realized capital gains and losses on sales of investments are determined using the specific identification method. In addition to net realized capital gains and losses, unrealized gains and losses related to trading securities, other-than-temporary impairments, and market value changes in certain seed money investments are reported as a component of net realized/unrealized capital gains (losses) in the statements of income.

      Mortgage loans are reported at amortized cost. Policy loans are reported at unpaid principal. Investments in joint ventures and partnerships are accounted for by the equity method and reported in other invested assets. Cash includes cash on hand, money market mutual funds, and other investments with initial maturities of less than 90 days. Short-term investments are carried at market value and represent fixed maturity securities with initial maturities of greater than 90 days but less than one year.

      DERIVATIVES

      The Company recognizes all derivative financial instruments, such as interest rate swap and futures contracts, in the consolidated financial statements at fair value regardless of the purpose or intent for holding the instrument. Changes in fair value of the derivative financial instruments are either recognized periodically in income or in equity as a component of other comprehensive income or loss depending on whether the derivative financial instrument qualifies for hedge accounting and, if

STATEMENT OF ADDITIONAL INFORMATION                                           28

      so, whether it qualifies as a fair value hedge or cash flow hedge. Generally, changes in fair values of derivatives accounted for as fair value hedges are recorded in income along with the portions of the changes in fair values of the hedged items that relate to the hedged risks. Changes in fair values of derivatives accounted for as cash flow hedges, to the extent that they are effective as hedges, are recorded in other comprehensive income net of related deferred income taxes. Changes in fair values of derivatives not qualifying as hedges are reported in income.

      DEFERRED POLICY ACQUISITION COSTS

      To the extent recoverable from future policy revenues and gross profits, commissions and other policy-issuance, underwriting, and selling costs that are primarily related to the acquisition or renewal of deferred annuity business have been deferred. Such deferred policy acquisition costs are amortized in proportion to the present value, discounted at the crediting rate, of expected gross profits from investment (gross blended separate account return assumption of 6.5% for the years 2005 through 2009 and 8.5% thereafter at December 31, 2004), mortality, and expense margins. That amortization is adjusted retrospectively when estimates of current or future gross profits to be realized from a group of products are revised. Deferred policy acquisition costs are adjusted for the impact on estimated gross profits of net unrealized gains and losses on bonds, with the adjustment reflected in equity as a component of accumulated other comprehensive income or loss, net of applicable income taxes.

      PROPERTY AND EQUIPMENT

      Property and equipment, including home office real estate, furniture and fixtures, and data processing hardware and related systems, are recorded at cost, less accumulated depreciation. The provision for depreciation of property and equipment is computed using the straight-line method over the estimated lives of the related assets.

      The following is a summary of property and equipment at cost less accumulated depreciation at December 31:

                                                               DECEMBER 31
                                                           2004            2003
                                                         ---------     -----------
                                                             (In Thousands)
Land                                                     $     450     $       450
Data-processing equipment..........................            106           8,060
Computer software..................................         17,866          37,162
Other..............................................          1,449           8,075
Building...........................................         50,253          50,108
Furniture..........................................          5,955           6,206
                                                         ---------     -----------
                                                            76,079         110,061
Less accumulated depreciation......................         11,495          27,385
                                                         ---------     -----------
                                                         $  64,584     $    82,676
                                                         =========     ===========

      The Company leases a portion of its office facility to the Federal Home Loan Bank of Topeka (FHLB) under an operating lease that expires May 31, 2022, with related early settlements available after May 31, 2017, with written notice at least two years in advance by either party. Certain operating expenses of the premises are the responsibility of the FHLB, while others are reimbursed to the Company. Expected future minimum rents to be received from the FHLB at December 31, 2004, related to the noncancelable portion of the lease are $729,000 for years 2005 through 2009 and $5,403,000 thereafter.

      In 1999, the Company sold its home office building and furniture and equipment to the State of Kansas for $20,750,000. Concurrent with the sale, the Company leased the building and the furniture

STATEMENT OF ADDITIONAL INFORMATION                                           29

      and equipment back for a period of not less than 24 months and not more than 30 months. The transaction resulted in a gain of $7,322,000. In accordance with SFAS No. 13, Accounting for Leases, and SFAS No. 28, Accounting for Sales With Leasebacks, $4,173,000 of the gain was recognized immediately, while the remaining gain of $3,149,000 was deferred and amortized over the lease term. The Company recognized $593,000 in 2002 earnings representing the remaining portion of the previously deferred gain.

      BUSINESS OWNED LIFE INSURANCE

      In 2002, the Company invested $60 million in business owned life insurance. The investment is carried in other assets at net policy value of $67,389,000 and $63,928,000 at December 31, 2004 and 2003,
      respectively, with the change in value of $3,461,000 in 2004 and $3,545,000 in 2003 recorded in other income.

      SEPARATE ACCOUNTS

      The separate account assets and liabilities reported in the accompanying consolidated balance sheets represent funds that are separately administered for the benefit of contract holders who bear the investment risk. The separate account assets and liabilities are carried at fair value. Revenues and expenses related to separate account assets and liabilities, to the extent of benefits paid or provided to the separate account contract holders, are excluded from the amounts reported in the consolidated statements of income. Investment income and gains or losses arising from separate accounts accrue directly to the contract holders and, therefore, are not included in investment earnings in the accompanying consolidated statements of income. Revenues to the Company from the separate accounts consist principally of contract maintenance charges, administrative fees, and mortality and expense risk charges.

      POLICY RESERVES AND ANNUITY ACCOUNT VALUES

      Liabilities for future policy benefits for traditional life products are computed using a net level-premium method, including assumptions as to investment yields, mortality, and withdrawals and other assumptions that approximate expected experience.

      Liabilities for future policy benefits for interest-sensitive life and deferred annuity products represent contract values accumulated at interest without reduction for potential surrender charges. Interest on accumulated contract values is credited to contracts as earned. Crediting rates ranged from 2% to 9% during 2004, from 2% to 13% during 2003, and from 3% to 13% during 2002.

      DEFERRED INCOME TAXES

      Deferred income tax assets and liabilities are determined based on differences between the financial reporting and income tax bases of assets and liabilities and are measured using the enacted tax rates and laws. Deferred income tax expense or benefit, reflected in the Company's consolidated statements of income, is based on the changes in deferred tax assets or liabilities from period to period (excluding unrealized gains and losses on securities available-for-sale and the change in the related valuation allowance). Deferred income tax assets are subject to ongoing evaluation of whether such assets will be realized. The ultimate realization of deferred income tax assets depends on generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off.

      RECOGNITION OF REVENUES

      Traditional life insurance products include whole life insurance, term life insurance, and certain annuities. Premiums for these traditional products are recognized as revenues when due. Revenues from deferred annuities consist of policy charges for the cost of insurance, policy administration

STATEMENT OF ADDITIONAL INFORMATION                                           30

      charges, and surrender charges assessed against contract holder account balances during the period.

      Some of the Company's policies and contracts require payment of fees in advance for services that will be rendered over the estimated lives of the policies and contracts. These payments are established as unearned revenue reserves upon receipt and included in other policyholder funds in the consolidated balance sheets. These unearned revenue reserves are amortized to operations over the estimated lives of these policies and contracts in relation to the emergence of estimated gross profit margins.

      FAIR VALUES OF FINANCIAL INSTRUMENTS

      The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

        CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.

        INVESTMENT SECURITIES: Fair values for bonds are based on quoted market prices, if available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

        BUSINESS OWNED LIFE INSURANCE: The carrying amount reported in the consolidated balance sheets for this instrument approximates its fair value.

        INTEREST-RATE SWAPS: Fair values of the Company's interest-rate swaps are estimated based on dealer quotes, quoted market prices of comparable contracts adjusted through interpolation where necessary for maturity differences, or if there are no relevant comparable contracts, on pricing models or formulas using current assumptions.

        MORTGAGE LOANS AND POLICY LOANS: Fair values for mortgage loans and policy loans are estimated using discounted cash flow analyses based on market interest rates for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. The carrying amounts for these instruments reported in the consolidated balance sheets approximate their fair values.

        INVESTMENT-TYPE INSURANCE CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using the assumption reinsurance method, whereby the amount of statutory profit the assuming company would realize from the business is calculated. Those amounts are then discounted at a rate of return commensurate with the rate presently offered by the Company on similar contracts.

        LONG-TERM DEBT AND MORTGAGE DEBT: Fair values for long-term debt and mortgage debt are estimated using discounted cash flow analyses based on current borrowing rates for similar types of borrowing arrangements.

        SEPARATE ACCOUNT ASSETS AND LIABILITIES: The assets held in the separate account are carried at quoted market values or, where quoted market values are not available, at fair market value as determined by the investment manager. The carrying amounts for separate account assets and liabilities reported in the consolidated balance sheets approximate their fair values.

STATEMENT OF ADDITIONAL INFORMATION                                           31

      RECLASSIFICATIONS

      Certain amounts appearing in the prior years' consolidated financial statements have been reclassified to conform to the current year's presentation.

2.    INVESTMENTS

      Information as to the amortized cost, gross unrealized gains and losses, and fair values of the Company's portfolio of bonds and equity securities available-for-sale and bonds held-to-maturity at December 31, 2004 and 2003, is as follows:

                                                                           DECEMBER 31, 2004
                                                          -------------------------------------------------------
                                                                          GROSS          GROSS
                                                           AMORTIZED    UNREALIZED     UNREALIZED       FAIR
                                                             COST         GAINS         LOSSES          VALUE
                                                          -----------  ------------   ------------   ------------
                                                                             (In Thousands)
AVAILABLE-FOR-SALE
Bonds:
   U.S. Treasury securities and obligations of U.S...
     government corporations and agencies............     $   382,264  $      1,476   $      2,279   $    381,461
   Corporate securities..............................       2,444,304        73,260         12,537      2,505,027
   Mortgage-backed securities........................       1,855,452        28,664          6,866      1,877,250
   Asset-backed securities...........................          61,837           847          1,122         61,562
                                                          -----------  ------------   ------------   ------------
Total bonds..........................................     $ 4,743,857  $    104,247   $     22,804   $  4,825,300
                                                          ===========  ============   ============   ============
Equity securities....................................     $    61,326  $        807   $          1   $     62,132
                                                          ===========  ============   ============   ============
HELD-TO-MATURITY
Bonds:
   Obligations of states and political subdivisions..     $     2,276  $         --   $        102   $      2,174
   Corporate securities..............................          37,244         3,396             15         40,625
   Mortgage-backed securities........................           1,705             8             --          1,713
   Asset-backed securities...........................           3,195           381             --          3,576
                                                          -----------  ------------   ------------   ------------
Total bonds..........................................     $    44,420  $      3,785   $        117   $     48,088
                                                          ===========  ============   ============   ============

STATEMENT OF ADDITIONAL INFORMATION                                           32

                                                                        DECEMBER 31, 2003
                                                       -------------------------------------------------------
                                                        AMORTIZED       GROSS          GROSS      FAIR VALUE
                                                                      UNREALIZED    UNREALIZED
                                                          COST          GAINS         LOSSES
                                                       -----------  ------------   ------------   ------------
                                                                           (In Thousands)
AVAILABLE-FOR-SALE
Bonds:
   U.S. Treasury securities and obligations of U.S.
     government corporations and agencies..........    $   352,821  $      2,552   $      1,779   $   353,594
   Obligations of states and political subdivisions            403            23             --           426
   Corporate securities............................      2,188,316        77,754         28,075     2,237,995
   Mortgage-backed securities......................      1,627,806        25,271         10,463     1,642,614
   Asset-backed securities.........................         86,789           878          4,536        83,131
                                                       -----------  ------------   ------------   ------------
Total bonds........................................     $4,256,135      $106,478        $44,853    $4,317,760
                                                       ===========  ============   ============   ============

Equity securities..................................    $    55,281  $        558   $         33   $     55,806
                                                       ===========  ============   ============   ============
HELD-TO-MATURITY
Bonds:
   Obligations of states and political subdivisions    $     2,557  $         --   $        107   $      2,450
   Corporate securities............................         52,941         4,419          1,369        55,991
   Mortgage-backed securities......................          3,156           141             --         3,297
   Asset-backed securities.........................          3,610           537             --         4,147
                                                       -----------  ------------   ------------   ------------
Total bonds........................................    $    62,264  $      5,097   $      1,476   $     65,885
                                                       ===========  ============   ============   ============

The amortized cost and fair value of bonds at December 31, 2004, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.

                                                           AVAILABLE-FOR-SALE          HELD-TO-MATURITY
                                                       -------------------------------------------------------
                                                        AMORTIZED                   AMORTIZED
                                                          COST       FAIR VALUE       COST         FAIR VALUE
                                                       -----------  ------------   ------------   ------------
                                                                            (In Thousands)
Due in one year or less.....................           $    89,491  $     90,206   $      1,634   $      1,710
Due after one year through five years.......               878,679       894,360         10,095         10,452
Due after five years through ten years......             1,068,251     1,098,006         16,135         17,615
Due after ten years.........................               790,147       803,916         11,656         13,022
Mortgage-backed securities..................             1,855,452     1,877,250          1,705          1,713
Asset-backed securities.....................                61,837        61,562          3,195          3,576
                                                       -----------  ------------   ------------   ------------
                                                       $ 4,743,857  $  4,825,300   $     44,420   $     48,088
                                                       ===========  ============   ============   ============

For fixed maturities and equity securities available-for-sale with unrealized losses as of December 31, 2004 and 2003, the gross unrealized losses and fair value, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, are summarized as follows (in thousands):

STATEMENT OF ADDITIONAL INFORMATION                                           33

                                                                DECEMBER 31, 2004
                                    --------------------------------------------------------------------------
                                                                GREATER THAN OR
                                     LESS THAN 12 MONTHS      EQUAL TO 12 MONTHS
                                    ---------------------- -----------------------                    TOTAL
                                                  GROSS                    GROSS        TOTAL         GROSS
                                     CARRYING   UNREALIZED   CARRYING   UNREALIZED    CARRYING     UNREALIZED
                                      AMOUNT      LOSSES      AMOUNT      LOSSES       AMOUNT        LOSSES
                                    ----------  ----------   ---------- ----------   -----------   -----------
Fixed maturities,
   available-for-sale:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies....................   $  160,077  $    2,279   $       --  $      --   $   160,077   $     2,279
   Obligations of states and
     political subdivisions......       10,991          --        3,174         --        14,165            --
   Corporate securities..........      285,876       3,100      169,444      9,437       455,320        12,537
   Mortgage-backed securities....      283,328       1,684      139,723      5,182       423,051         6,866
   Asset-backed securities.......       89,830         998       91,427        124       181,257         1,122
                                    ----------  ----------   ----------  ---------   -----------   -----------
Total fixed maturities,
   available-for-sale............   $  830,102  $    8,061     $403,768    $14,743   $ 1,233,870   $    22,804
                                    ==========  ==========   ==========  =========   ===========   ===========

Total equity securities,
   available-for-sale............   $       --  $        1   $       --  $      --   $        --   $         1
                                    ==========  ==========   ==========  =========   ===========   ===========
Fixed maturities, held-to-maturity  $       --  $       --   $    7,008  $     117   $     7,008   $       117
                                    ==========  ==========   ==========  =========   ===========   ===========


                                                                DECEMBER 31, 2003
                                    --------------------------------------------------------------------------
                                                                GREATER THAN OR
                                     LESS THAN 12 MONTHS      EQUAL TO 12 MONTHS
                                    ---------------------------------------------                    TOTAL
                                                  GROSS                   GROSS         TOTAL        GROSS
                                     CARRYING   UNREALIZED    CARRYING   UNREALIZED   CARRYING     UNREALIZED
                                      AMOUNT      LOSSES       AMOUNT     LOSSES       AMOUNT        LOSSES
                                    ----------  ----------   ----------  ---------   -----------   -----------
Fixed maturities,
   available-for-sale:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies....................   $  213,096  $    1,779   $       --  $      --   $   213,096   $     1,779
   Obligations of states and
     political subdivisions......           --          --           --         --            --            --
   Corporate securities..........      478,969      11,585      164,169     16,490       643,138        28,075
   Mortgage-backed securities....      617,928       9,513       27,671        950       645,599        10,463
   Asset-backed securities.......       86,296       1,025       86,296      3,511       172,592         4,536
                                    ----------  ----------   ----------  ---------   -----------   -----------
Total fixed maturities,
   available-for-sale............   $1,396,289  $   23,902   $  278,136  $  20,951   $ 1,674,425   $    44,853
                                    ==========  ==========   ==========  =========   ===========   ===========

Total equity securities,
   available-for-sale............   $    1,569  $       33   $       --  $      --   $     1,569   $        33
                                    ==========  ==========   ==========  =========   ===========   ===========
Fixed maturities, held-to-maturity  $       --  $       --   $   17,952  $   1,476   $    17,952   $     1,476
                                    ==========  ==========   ==========  =========   ===========   ===========

As of December 31, 2004, the Company held $1,233.9 million in available-for-sale fixed maturity securities with unrealized losses of $22.8 million. The Company's portfolio consists of fixed maturity securities where 96% are investment grade (rated AAA through BBB-) with an average price of 98 (carrying value/amortized cost).

STATEMENT OF ADDITIONAL INFORMATION                                           34

For those securities that have been in a loss position for less than 12 months, the Company's portfolio holds 111 securities with a carrying value of $830.1 million and unrealized losses of $8.1 million reflecting an average price of $99. Of this portfolio, 98% were investment grade (rated AAA through BBB-) at December 31, 2004, with associated unrealized losses of $7.5 million. The losses on these securities can primarily be attributed to changes in market interest rates and changes in credit spreads since the securities were acquired.

For those securities that have been in a continuous loss position greater than or equal to 12 months, the Company's portfolio holds 85 securities with a carrying value of $403.8 million and unrealized loss of $14.7 million. Of this portfolio, 92% were investment grade (rated AAA through BBB-) at December 31, 2004, with associated unrealized losses of $12 million.

The Company closely monitors its below investment grade holdings and those investment grade names where there are concerns. While the portfolio is in an unrealized loss position on these securities, all securities except those identified as previously impaired continue to make payments. The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost;
(2) the financial position and access to capital of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed other than temporarily impaired, the difference between amortized cost and fair value is charged to earnings.

At December 31, 2004, the Company identified certain invested assets that have characteristics (i.e., significant unrealized losses compared to book value) creating uncertainty as to the future assessment of other-than-temporary impairments, which are listed below by length of time these invested assets have been in an unrealized loss position. This list is referred to as our watch list. Unrealized losses which are related to market movements in interest rates and which have no factors indicating that such unrealized losses may be other than temporary are excluded from this list.

                                                                         DECEMBER 31, 2004
                                                              ----------------------------------
                                                              AMORTIZED   UNREALIZED     ESTIMATED
                                                                COST         LOSS       FAIR VALUE
                                                              ---------   ----------    ----------
                                                                         (In Thousands)
Less than 12 months:
   Corporate securities..................................     $   3,782   $       62    $    3,720
   Asset-backed securities...............................         5,021          332         4,689
                                                              ---------   ----------    ----------
                                                                  8,803          394         8,409
Greater than 12 months:
   Corporate securities..................................        20,569        1,913        18,656
   Asset-backed securities...............................         1,865           70         1,795
                                                              ---------   ----------    ----------
                                                                 22,434        1,983        20,451
                                                              ---------   ----------    ----------
Total....................................................     $  31,237   $    2,377    $   28,860
                                                              =========   ==========    ==========

The debt securities included on the watch list cross several industries with no concentration in any one industry. The securities include corporate securities, asset-backed securities, and mortgage-backed securities. The watch list includes 11 securities, of which 9 have been on the list for over 12 months. The combined fair value of the watch list securities was 92% of book value. The improving economic conditions, adequate liquidity and cash flows, sufficient collateral, and stable to improving operating performance, as well as all of the securities being current as to principal and interest, were factors considered in concluding that an other-than-temporary impairment charge was not necessary. In

STATEMENT OF ADDITIONAL INFORMATION                                           35

addition, the Company has concluded for each of the securities on the watch list that it has the intent and ability to hold the securities for a period of time sufficient to allow for a recovery in fair value.

Major categories of net investment income for the years ended December 31, 2004, 2003, and 2002, are summarized as follows:

                                                               2004            2003            2002
                                                           ------------   -------------    -----------
                                                                           (In Thousands)
Interest on bonds........................................  $    221,915   $     177,022    $   162,278
Dividends on equity securities...........................         2,332           2,698          3,383
Dividends on mutual funds................................         1,678             668            597
Interest on mortgage loans...............................           166             564            580
Interest on policy loans.................................         6,002           5,651          6,543
Interest on short-term investments.......................         1,636           1,512          2,580
Other....................................................        (4,125)             71           (337)
                                                           ------------   -------------    -----------
Total investment income..................................       229,604         188,186        175,624
Less investment expenses.................................         2,962           2,751          2,353
                                                           ------------   -------------    -----------
Net investment income....................................  $    226,642   $     185,435    $   173,271
                                                           ============   =============    ===========

Proceeds from sales of bonds and equity securities available-for-sale and related realized gains and losses for the years ended December 31, 2004, 2003, and 2002, are as follows:

                                                                2004            2003           2002
                                                           ------------   -------------    -----------
                                                                           (In Thousands)
Proceeds from sales......................................  $    222,056   $     408,784    $   558,806
Gross realized gains.....................................        10,153           6,119         34,485
Gross realized losses....................................         2,786           4,060          3,248

STATEMENT OF ADDITIONAL INFORMATION                                           36

      Net realized/unrealized capital gains (losses), net of associated amortization of deferred policy acquisition costs, for the years ended December 31, 2004, 2003, and 2002, consist of the following:

                                                                 2004        2003        2002
                                                                -------    --------    --------
                                                                         (In Thousands)
Realized gains (losses):
   Bonds.................................................       $ 6,586    $  1,890    $ 26,690
   Equity securities.....................................           281         169       4,547
   Affiliated mutual funds - trading.....................           176        (614)       (956)
   Affiliated mutual funds - other than trading..........            --      12,295      (5,787)
   Other.................................................            --          --         135
                                                                -------    --------    --------
Total realized...........................................         7,043      13,740      24,629

Impairments:
   Bonds.................................................        (5,469)     (5,138)    (20,230)
   Affiliated mutual funds - other than trading..........            --          --     (15,755)
                                                                -------    --------    --------
Total impairments........................................        (5,469)     (5,138)    (35,985)

Holding gains (losses):
   Mutual funds - trading................................           836       5,398      (3,376)
   Mutual funds - other than trading.....................         2,989       5,384      (5,593)
                                                                -------    --------    --------
Total holding gains (losses).............................         3,825      10,782      (8,969)
                                                                -------    --------    --------
                                                                  5,399      19,384     (20,325)
Related impact on deferred policy acquisition costs......        (2,863)      1,404      (3,992)
                                                                -------    --------    --------
Net realized/unrealized capital gains (losses)...........       $ 2,536    $ 20,788    $(24,317)
                                                                =======    ========    ========

      There were no outstanding agreements to sell securities at December 31, 2004 or 2003.

      At December 31, 2004, the Company had approximately $1.2 billion in securities pledged as collateral in relation to its structured institutional products, the line of credit with the FHLB (see Note 11), and the new office building (see Note 12).

      DERIVATIVE INSTRUMENTS

      The Company only uses derivatives for economic or accounting hedging purposes. The derivatives are recorded on the balance sheets in other invested assets. The following is a summary of the Company's risk management strategies and the effect of these strategies on the Company's consolidated financial statements.

      Fair Value Hedging Strategy

      The Company has entered into several interest rate swap agreements to manage interest rate risk. The interest-rate swap agreements effectively modify the Company's exposure to interest risk by converting certain of the Company's fixed rate liabilities to a floating rate based on LIBOR over the next three years. The notional amounts of the swaps are $90 million and $125 million at December 31, 2004 and 2003, respectively, and are scheduled to decline as the liabilities mature. These agreements involve the receipt of fixed rate amounts in exchange for floating rate interest payments over the life of the agreements without an exchange of the underlying principal amount. The Company also has interest rate swap agreements which effectively modify fixed rate bonds into floating rate investments based on LIBOR over the next ten years. The notional amounts of these swaps are $166 million and $161 million at December 31, 2004 and 2003, respectively.

      During the years ended December 31, 2004 and 2003, the Company recognized a net gain of $810,000 and a net gain of $625,000, respectively, related to the ineffective portion of its fair value hedges that has been included in net investment income in the consolidated statements of income.

STATEMENT OF ADDITIONAL INFORMATION                                           37

      Cash Flow Hedging Strategy

      The Company has entered into interest rate swap agreements that effectively convert a portion of its floating rate liabilities to a fixed rate basis for the next year, thus reducing the impact of interest rate changes on future income. The notional amounts of these swaps are $30 million at December 31, 2004 and 2003.

      During the years ended December 31, 2004 and 2003, the Company recognized a gain of $272,000 and $262,000, respectively, related to the ineffective portion of its hedging instruments that has been included in net investment income in the consolidated statements of income.

      Futures Hedging Strategy

      The Company entered into futures contract positions in 2004 that were intended to reduce the impact of the equity market volatility on the Company's earnings from asset-based fees and the realized gains (losses) on securities classified as trading securities. These futures contracts acted as an economic hedge against these financial risks; however, they did not qualify for hedge accounting. During the year ended December 31, 2004, the Company realized a loss of $6.4 million on these futures contracts that has been included in net investment income in the consolidated statements of income. The Company did not hold any futures contracts at December 31, 2004.

3.    DEFERRED POLICY ACQUISITION COSTS

      An analysis of the deferred policy acquisition costs asset balance, other than present value of future profits (PVFP) and deferred selling commissions, is presented below for the years ended December 31:

                                                          2004         2003
                                                        ---------    ---------
                                                            (In Thousands)
Balance at beginning of year.......................     $256,310     $197,441
Cost deferred during the year......................       74,896      110,563
Amortized to expense during the year...............      (28,663)     (35,667)
Effect of realized (losses) gains on amortization
   of deferred policy acquisition costs............       (2,863)       1,404
Effect of unrealized gains.........................        4,417      (17,971)
Other..............................................       (3,462)         540
SOP 03-01 implementation...........................      (50,408)          --
                                                        --------     --------
Balance at end of year.............................     $250,227     $256,310
                                                        ========     ========

      The PVFP relates to reinsurance assumed in 2000 and 2003 and is included in deferred policy acquisition costs in the consolidated balance sheet. PVFP reflects the estimated fair value of acquired business and represents the acquisition cost that was allocated to the value of future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected net cash flows from the acquired insurance contracts.

      PVFP is amortized over the lives of the acquired insurance business in force in a manner consistent with amortization of deferred policy acquisition costs. An analysis of the PVFP asset account is presented below for the years ended December 31:

STATEMENT OF ADDITIONAL INFORMATION                                           38

                                                         2004         2003
                                                       ---------   ---------
                                                           (In Thousands)
Balance at beginning of year.......................    $119,222    $  61,812
Acquisition........................................          --       59,556
Imputed interest...................................       7,574        4,261
Amortization.......................................     (19,669)      (6,407)
SOP 03-01 implementation...........................         842           --
                                                       --------    ---------
Balance at end of year.............................    $107,969    $ 119,222
                                                       ========    =========

      Based on current conditions and assumptions as to future events on acquired contracts in force, the Company expects that the net amortization will be between 12.5% and 15.5% in each of the years 2005 through 2009. The interest rate used to determine the amount of imputed interest on the unamortized PVFP balance approximates 6.5%.

4.    OTHER COMPREHENSIVE INCOME (LOSS)

      The components of other comprehensive income (loss) are as follows:

                                                                UNREALIZED
                                                             GAINS (LOSSES)
                                                               ON AVAILABLE-      DERIVATIVE
                                                                 FOR-SALE        INSTRUMENTS
                                                                SECURITIES      GAINS (LOSSES)      TOTAL
                                                             ---------------    --------------    ----------
                                                                               (In Thousands)
Accumulated other comprehensive loss at January 1, 2002..    $      (25,652)    $      (3,739)    $  (29,391)
   Unrealized gains on available-for-sale securities.....            51,562                --         51,562
   Change in fair value of derivatives...................                --              (488)          (488)
   Losses reclassified into earnings from
     other comprehensive income..........................           (15,993)               --        (15,993)
   Unlocking of deferred policy acquisition costs........           (20,862)               --        (20,862)
   Change in deferred income taxes.......................              (998)              171           (827)
                                                             --------------     -------------     ----------
   Total other comprehensive income (loss)...............            13,709              (317)        13,392
                                                             ---------------    --------------    ----------
Accumulated other comprehensive loss
 at December 31, 2002....................................           (11,943)           (4,056)       (15,999)
   Unrealized gains on available-for-sale securities.....            41,177                --         41,177
   Change in fair value of derivatives...................                --             1,390          1,390
   Gains reclassified into earnings from
     other comprehensive income..........................            14,600                --         14,600
   Unlocking of deferred policy acquisition costs........           (17,971)               --        (17,971)
   Change in deferred income taxes.......................           (13,231)             (487)       (13,718)
                                                             --------------     -------------     ----------
   Total other comprehensive income......................            24,575               903         25,478
                                                             --------------     -------------     ----------
Accumulated other comprehensive
   income (loss) at December 31, 2003....................            12,632            (3,153)         9,479
   Unrealized gains on available-for-sale securities.....            11,542                --         11,542
   Change in fair value of derivatives...................                --             3,720          3,720
   Losses reclassified into earnings from
     other comprehensive income..........................             4,387                --          4,387
   Unlocking of deferred policy acquisition costs........             4,417                --          4,417
   Change in deferred income taxes.......................            (7,359)           (1,302)        (8,661)
                                                             --------------     -------------     ----------
   Total other comprehensive income......................            12,987             2,418         15,405
                                                             --------------     -------------     ----------
Accumulated other comprehensive
   income (loss) at December 31, 2004....................    $       25,619     $        (735)    $   24,884
                                                             ==============     =============     ==========

STATEMENT OF ADDITIONAL INFORMATION                                           39

5.    EMPLOYEE BENEFIT PLANS

      Substantially all company employees are covered by a qualified, noncontributory defined benefit pension plan sponsored by the Company and certain of its affiliates. Benefits are based on years of service and an employee's highest average compensation over a period of five consecutive years during the last ten years of service. The Company's policy has been to contribute funds to the plan in amounts required to maintain sufficient plan assets to provide for accrued benefits. In applying this general policy, the Company considers, among other factors, the recommendations of its independent consulting actuaries, the requirements of federal pension law, and the limitations on deductibility imposed by federal income tax law.

      In addition to the Company's defined benefit pension plan, the Company provides certain medical and life insurance benefits to full-time employees who have retired after the age of 55 with 5 years of service. The plan is contributory, with retiree contributions adjusted annually, and contains other cost-sharing features such as deductibles and coinsurance. Contributions vary based on the employee's years of service earned after age 40. The Company's portion of the costs is frozen after 2002, with all future cost increases passed on to the retirees, except for retirees in the plan prior to July 1, 1993, whose costs continue to be covered 100% by the Company.

      In December 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) was signed into law. This Act introduces a prescription drug benefit under Medicare (Medicare Part D), as well as a federal subsidy to sponsors of retiree prescription drug benefit plans that are deemed to be actuarially equivalent to the Medicare Part D program. On May 19, 2004, the FASB issued Staff Position No. 106-2, Accounting and Disclosure Requirements Related to the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (FSP 106-2). FSP 106-2 provides guidance on the accounting of the effects of the Act. After the issuance of FSP 106-2, the Centers of Medicare and Medicaid Services (CMS) issued proposed regulations on July 26, 2004, that provided guidance on the definition of actuarially equivalent retiree prescription drug coverage. These regulations are not expected to be final until 2005. Based upon the proposed regulations, the Company has not yet determined if its retiree prescription drug benefit coverage is actuarially equivalent; therefore, it has yet to record any adjustments. If the Company's drug benefit coverage is determined to be actuarially equivalent, management and its consulting actuary believe any adjustments will not have a material impact on reported results due to the design of the Company's plan.

      The following table sets forth the plan's funded status and amounts recognized in the consolidated financial statements at December 31 and for the years then ended:

STATEMENT OF ADDITIONAL INFORMATION                                           40

                                                          PENSION BENEFITS       OTHER BENEFITS
                                                          2004        2003      2004       2003
                                                         -------    -------    -------    -------
                                                                      (In Thousands)
CHANGE IN BENEFIT OBLIGATION:
Benefit obligation at beginning of year............      $23,700    $19,414    $ 9,264    $ 7,880
Service cost.......................................        1,550      1,279        406        319
Interest cost......................................        1,395      1,338        530        522
Contribution by plan participants..................           --         --        153        126
Actuarial loss.....................................        1,673      3,241          7      1,023
Benefits paid......................................         (502)    (1,572)      (737)      (606)
                                                         -------    -------    -------    -------
Benefit obligation at end of year..................       27,816     23,700      9,623      9,264

CHANGE IN PLAN ASSETS:
Fair value of plan assets beginning of year........       19,761     13,453         --         --
Actual return on plan assets.......................        1,843      2,480         --         --
Contributions by the employer......................        2,400      5,400         --         --
Benefits paid......................................         (502)    (1,572)        --         --
                                                         -------    -------    -------    -------
Fair value of plan assets at end of year...........       23,502     19,761         --         --
                                                         -------    -------    -------    -------

Funded status......................................       (4,314)    (3,939)    (9,623)    (9,264)
Unamortized prior service cost.....................          456        539        194        217
Unrecognized net gain..............................       10,932      9,492      1,985      2,041
                                                         -------    -------    -------    -------
Net amount recognized..............................      $ 7,074    $ 6,092    $(7,444)   $(7,006)
                                                         =======    =======    =======    =======

Accumulated benefit obligation.....................      $19,426    $16,185
                                                         =======    =======

      Amounts recognized in the balance sheets consist of:

                                                          PENSION BENEFITS       OTHER BENEFITS
                                                          2004        2003      2004       2003
                                                         -------    -------    -------    -------
                                                                      (In Thousands)
Prepaid (accrued) benefit cost.....................      $ 6,706    $ 5,540    $(7,444)   $(7,006)
Intangible assets..................................          368        552         --         --
                                                         -------    -------    -------    -------
Net amount recognized..............................      $ 7,074    $ 6,092    $(7,444)   $(7,006)
                                                         =======    =======    =======    =======

                                                   PENSION BENEFITS                  OTHER BENEFITS
                                              2004       2003       2002       2004        2003       2002
                                             -----      -----      -----      ------      -----      ------
                                                                (Dollars in Thousands)
WEIGHTED-AVERAGE ASSUMPTIONS
AS OF DECEMBER 31
Discount rate..........................      5.75%      6.25%      7.00%       5.75%      6.25%       7.00%
Expected return on plan assets.........      8.50%      9.00%      9.00%         --         --          --
Rate of compensation increase..........      4.50%      4.50%      4.50%         --         --          --

      Net periodic pension cost for the fiscal year ended December 31, 2004, is comprised of the following six components (in thousands):

STATEMENT OF ADDITIONAL INFORMATION                                           41

Service cost.......................................         $1,550
Interest cost......................................          1,395
Expected return on plan assets.....................         (1,903)
Amortization of net prepaid asset..................           (184)
Amortization of prior service cost.................             83
Amortization of actuarial loss                                 294
                                                            ------
Net periodic pension cost..........................         $1,235
                                                            ======

      As of December 31, 2004, the following table presents estimated future benefit payments expected to be paid in each of the respective years (in thousands):

 FISCAL YEAR        AMOUNT
------------     ------------
2005              $     358
2006                    398
2007                    334
2008                    562
2009                    872
2010-2014            10,932

      A contribution of $1,900,000 is expected to be made to the pension plan by Security Benefit Corporation in fiscal year 2005.

      Pension plan assets are invested in public mutual funds with varying investment objectives, of which a part are managed by an affiliated entity. Pension plan weighted-average asset allocations at December 31, 2004 and 2003, by asset category are as follows:

                                         PLAN ASSETS AT DECEMBER 31
          ASSET CATEGORY                  2004                2003
----------------------------------       ------              ------
Equity............................        65.5%               48.6%
Fixed income......................        15.4                17.4
Cash and short term...............        19.1                34.0
                                         -----               -----
                                         100.0%              100.0%
                                         =====               =====

      The Company's long-range asset allocation model is 60% equities and 40% fixed income. The weighted average asset allocations were impacted in both 2004 and 2003 by a significant contribution near the end of both years. At year-end 2004, the Company utilized an expected long-term return of 8.5% on pension fund assets. This return is predicated on the fact that, historically over long periods of time, widely traded large-cap equity securities have provided a return of approximately 10%, while fixed income securities have provided a return of approximately 6%. The Company's long-range asset allocation model of 60% equities and 40% fixed income would indicate that the long-term expected return would be approximately 8.4% if the investments were made in the broad indexes.

      The annual assumed rate of increase in the per capita cost of covered medical benefits was 9% for 2004 and 10% for 2003 and is assumed to be 8% in 2005 and decrease 1% per year through 2009. The health care cost trend rate could have a significant effect on the other benefits amount reported. For example, increasing the assumed health care cost trend rates by one percentage point each year would increase the other benefits' accumulated postretirement benefit obligation as of

STATEMENT OF ADDITIONAL INFORMATION                                           42

      December 31, 2004, by $413,000 and the aggregate of the service and interest cost components of net periodic postretirement benefit cost for 2004 by $99,000.

      The Company has a profit sharing and savings plan for which substantially all employees are eligible. Company contributions to the profit sharing and savings plan charged to operations were $2,589,000, $3,024,000, and $796,000 for 2004, 2003, and 2002, respectively.

      The Company has a number of annual discretionary incentive compensation plans for certain employees. Allocations to participants each year under these plans are based on the performance and discretion of the Company. The annual allocations to participants are fully vested at the time the Company determines such amounts. Certain participants have the option to receive their balances immediately or to defer such amounts. The Company also has a long-term incentive plan for executives in which allocations to participants are based on the performance of the Company over a three-year period. The plan has two levels of awards. Under the first level, awards are granted annually and fully vested. Participants have the option to receive their vested benefits immediately or to defer such amounts. Under the second level of award, amounts are deferred for three years and vest after the third year, with participants having the option to receive their vested benefits immediately or continue to defer. Amounts deferred by participants of the Company's incentive compensation plans are invested in shares of affiliated mutual funds. Incentive compensation expense amounted to $4,370,000, $6,336,000, and $3,530,000 for 2004, 2003, and 2002,
      respectively.

6.    REINSURANCE

      Principal reinsurance assumed transactions for the years ended December 31, 2004, 2003, and 2002, are summarized as follows, with the majority of the reinsurance balances resulting from the 2003 and 2000 acquisitions of blocks of deferred annuity contracts:

                                                 2004          2003          2002
                                               ---------      -------      -------
                                                          (In Thousands)
Reinsurance assumed:
   Premiums received.......................    $  67,542      $58,345      $69,998
                                               =========      =======      =======
   Commissions paid........................    $   4,847      $42,587      $ 3,936
                                               =========      =======      =======
   Claims paid.............................    $   9,718      $ 2,093      $ 1,218
                                               =========      =======      =======
   Surrenders paid.........................    $ 226,554      $64,736      $78,010
                                               =========      =======      =======

      Principal reinsurance ceded transactions for the years ended December 31, 2004, 2003, and 2002, are summarized as follows, with the majority of the reinsurance balances resulting from the 1997 transfer of the Company's life insurance business to another insurer:

                                                 2004          2003          2002
                                               ---------      -------      -------
                                                          (In Thousands)
Reinsurance ceded:
   Premiums paid...........................    $  37,356      $38,837      $39,446
                                               =========      =======      =======
   Commissions received....................    $   3,392      $ 3,573      $ 3,766
                                               =========      =======      =======
   Claim recoveries........................    $  18,861      $20,124      $18,368
                                               =========      =======      =======

      In the accompanying consolidated financial statements, premiums, benefits, settlement expenses, and deferred policy acquisition costs are reported net of reinsurance ceded; policy liabilities and accruals are reported gross of reinsurance ceded. The Company remains liable to policyholders if the reinsurers are unable to meet their contractual obligations under the applicable reinsurance agreements. To minimize its exposure to significant losses from reinsurance insolvencies, the

STATEMENT OF ADDITIONAL INFORMATION                                           43

      Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of reinsurers.

      At December 31, 2004 and 2003, the Company has receivables totaling $491,292,000 and $460,860,000, from its reinsurers. Substantially all of these receivables are collateralized by assets of the reinsurers held in trust. Life insurance in force ceded at December 31, 2004 and 2003, was $4.5 billion and $4.6 billion, respectively.

      Effective as of August 1, 2004, the Company transferred, through a 100% coinsurance of general account liabilities, a closed block of group waiver of premium business with reserves of $18.4 million. The Company paid $12.3 million to the reinsurer and recognized a $6.1 million gain on the transaction which was deferred and will be amortized into income over a period of nine years. At December 31, 2004, the reserves were $17.8 million and were collateralized by assets of the reinsurer held in trust of $18.6 million.

      Effective as of December 31, 2003, the Company acquired, through a 100% coinsurance of general account liabilities and a 100% modified coinsurance of separate account liabilities, a block of approximately 15,000 deferred annuity contracts with general and separate account balances of $84.1 million and $587.1 million, respectively, and a block of approximately 9,300 variable life insurance contracts with general and separate account balances of $2.1 million and $61.7 million, respectively. The Company agreed to the payment of a reinsurance commission of $39.2 million which, in addition to other related items, was deferred and is being amortized over the estimated life of the business assumed, in relation to its estimated gross profits. The transaction, noncash as of December 31, 2003, resulted in an accounts receivable of $25.7 million representing cash transferred to the Company in 2004 less the commission paid and policy loans of $1 million. The general account balances have been recognized by the Company at December 31, 2004 and 2003, while the separate account assets and liabilities continue to be reported on the books of the ceding company.

      In 2000, the Company acquired, through a 100% coinsurance of general account liabilities and a 100% modified coinsurance of separate account liabilities, a block of approximately 57,000 deferred annuity contracts. At acquisition, general and separate account balances of $64.6 million and $796.1 million, respectively, were acquired. In addition, the Company received $15.3 million in policy loans. Under the modified coinsurance agreement, the separate account assets and liabilities are retained by the reinsured with the related revenues and expenses ceded to and reported by the Company in the consolidated statements of income. The Company paid a reinsurance commission of $71.9 million which, in addition to other related items, was deferred and recorded in deferred policy acquisition costs and is being amortized over the estimated life of the business assumed, in relation to estimated gross profits.

7.    VARIABLE ANNUITY CONTRACTS

      The Company offers variable annuity contracts for which investment income and gains and losses on separate account investments accrue directly to, and investment risk is borne by, the contract holder. Associated with these variable annuity contracts, the Company provides guarantees for the benefit of the annuity contract holder. The primary guarantee provided to annuity contract holders is a guaranteed minimum death benefit (GMDB).

      The GMDB provides a specific minimum return upon death. The Company offers six primary GMDB types:

        - RETURN OF PREMIUM DEATH BENEFIT provides the greater of account value or total deposits to the contract less any reductions due to partial withdrawals.

STATEMENT OF ADDITIONAL INFORMATION                                           44

      - RESET provides the greater of a return of premium death benefit or the account value at the most recent five-year anniversary before the contract holder's eighty-sixth birthday adjusted for withdrawals.

      - ROLL-UP DEATH BENEFIT provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally a 5% interest rate up to the earlier of an age specified in the contract (varies by product) or 200% of adjusted premiums.

      - STEP-UP DEATH BENEFIT provides the greater of a return of premium death benefit or the largest account value on a specified policy anniversary that occurs prior to a specified age adjusted for withdrawals. Currently, the Company offers products where the specified policy anniversary is annual, four-year, five-year, or six-year. For most contracts, its GMDB locks in at an age specified in the contract (this age varies by product).

      - ENHANCED DEATH BENEFIT provides the greater of a return of premium death benefit or the contract value plus the lesser of 50% of the contract gain or 50% of adjusted premiums. For policies issued to persons older than 70, the enhancement is 25% of the contract gain or 25% of adjusted premiums.

      - COMBO DEATH BENEFIT provides the greater of an annual step-up, roll-up death benefit, and/or enhanced death benefit.

      Following is a summary of the account values and net amount at risk, net of reinsurance, for variable annuity contracts with GMDB invested in both general and separate accounts as of December 31:

                                               2004                                     2003
                             ---------------------------------------   ---------------------------------------
                             ACCOUNT   NET AMOUNT   WEIGHTED-AVERAGE   ACCOUNT   NET AMOUNT   WEIGHTED-AVERAGE
                              VALUE      AT RISK      ATTAINED AGE      VALUE     AT RISK       ATTAINED AGE
                             -------   ----------   ----------------   -------   ----------   ----------------
                                                            (Dollars in Millions)

Return of premium........    $ 2,147   $       24          62          $ 1,269   $       16           61
Reset....................        171            8          52              156           16           51
Roll-up..................        491           20          56              432           28           54
Step-up..................      4,828          140          60            4,654          247           60
Combo....................        362           37          64              220           12           63
                             -------   ----------          --          -------   ----------           --
Subtotal.................      7,999          229          60            6,731          319           60

Enhanced.................         11            1          65                2            1           63
                             -------   ----------          --          -------   ----------           --
Total GMDB...............    $ 8,010   $      230          60          $ 6,733   $      320           60
                             =======   ==========          ==          =======   ==========           ==

      The liability for guaranteed minimum death benefits on variable annuity contracts reflected in the general account as of December 31, 2004 and 2003, was $6,948,000 and $7,850,000, respectively.

      Under SOP 03-01, the Company's GMDB reserves are equal to the current benefit ratio multiplied by the cumulative assessments less cumulative excess death benefit payments plus accrued interest. The current benefit ratio is equal to the present value of excess payments divided by the present value of expected assessments. The Company will recalculate its GMDB reserve at each reporting date, and the resulting change in liability will be recognized in the income statement as a benefit expense. The Company regularly reviews the assumptions used in the GMDB reserve calculation and will adjust the assumptions as actual experience or other evidence suggests that earlier assumptions should be revisited. The Company's GMDB reserve calculation uses assumptions consistent

STATEMENT OF ADDITIONAL INFORMATION                                           45

      with its deferred policy acquisition cost model. The following assumptions were used to determine the SOP 03-01 GMDB reserves as of December 31, 2004.

         - Data used was based on a combination of historical numbers and future projections involving 500 stochastic scenarios

         -  Mean long-term equity growth rate of 8.5%

         -  Equity volatility of 18%

         -  Bond volatility of 5%

         -  Mortality is 100% of Annuity 200 table

         - Asset fees are equal to fund management fees and product loads (varies by product)

         - Discount rate is the long-term growth rate less asset fees (varies by product)

         -  Lapse rates vary by product and duration

8.    INCOME TAXES

      The Company files a consolidated life/nonlife federal income tax return with SBMHC. Income taxes are allocated to the Company as if it filed a separate return. The provision for income taxes includes current federal income tax expense or benefit and deferred income tax expense or benefit due to temporary differences between the financial reporting and income tax bases of assets and liabilities.

      Income tax expense (benefit) consists of the following for the years ended December 31, 2004, 2003, and 2002:

                                              2004      2003       2002
                                            --------   -------   --------
                                                    (In Thousands)
Current..................................   $(16,505)  $(1,662)  $(12,539)
Deferred.................................     22,577     7,015      1,569
                                            --------   -------   --------
                                            $  6,072   $ 5,353   $(10,970)
                                            ========   =======   ========

      The differences between reported income tax expense (benefit) and that resulting from applying the statutory federal rate to income (loss) before income tax expense (benefit) are as follows:

                                                         2004        2003        2002
                                                       --------    --------    ---------
                                                                (In Thousands)
Federal income tax expense (benefit) computed at
   statutory rate..................................    $ 19,828    $ 13,973    $  (1,843)
(Decreases) increases in taxes resulting from:
   Dividends received deduction....................      (8,941)     (4,561)      (5,798)
   Credits.........................................      (4,000)     (4,515)      (3,795)
   Other...........................................        (815)        456          466
                                                       --------    --------    ---------
                                                       $  6,072    $  5,353    $ (10,970)
                                                       ========    ========    =========

      The credits above include low income housing tax credits and foreign tax credits. Based on events and analysis performed during 2004, prior tax accruals related to the dividends received deduction of $5.1 million were eliminated.

STATEMENT OF ADDITIONAL INFORMATION                                           46

      Net deferred income tax assets or liabilities consist of the following:

                                                                        DECEMBER 31
                                                                    2004           2003
                                                                  ---------      ---------
                                                                       (In Thousands)
Deferred income tax assets:
   Future policy benefits...................................      $  30,409      $  26,604
   Employee benefits........................................          4,353         16,592
   Deferred gain on life coinsurance agreement..............          3,866          2,029
   Other....................................................          3,906         13,556
                                                                  ---------      ---------
Total deferred income tax assets............................         42,534         58,781

Deferred income tax liabilities:
   Net unrealized gains on investments......................         25,535         15,428
   Deferred policy acquisition costs........................         88,492         79,389
   Deferred gains on investments............................          2,151          2,037
   Depreciation.............................................          3,741          5,301
   Other....................................................          6,860          9,633
                                                                  ---------      ---------
Total deferred income tax liabilities.......................        126,779        111,788
                                                                  ---------      ---------
Net deferred income tax liability...........................      $  84,245      $  53,007
                                                                  =========      =========

9.    CONDENSED FAIR VALUE INFORMATION

      SFAS No. 107, Disclosures About Fair Value of Financial Instruments, requires disclosures of fair value information about financial instruments, whether recognized or not recognized in a company's balance sheet, for which it is practicable to estimate that value. The methods and assumptions used by the Company to estimate the following fair value disclosures for financial instruments are set forth in Note 1.

      SFAS No. 107 excludes certain insurance liabilities and other nonfinancial instruments from its disclosure requirements. However, the liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk that minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts. The fair value amounts presented herein do not include an amount for the value associated with customer or agent relationships, the expected interest margin (interest earnings in excess of interest credited) to be earned in the future on investment-type products, or other intangible items. Accordingly, the aggregate fair value amounts presented herein do not necessarily represent the underlying value of the Company; likewise, care should be exercised in deriving conclusions about the Company's business or financial condition based on the fair value information presented herein.

STATEMENT OF ADDITIONAL INFORMATION                                           47

                                                     DECEMBER 31, 2004            DECEMBER 31, 2003
                                                --------------------------    --------------------------
                                                  CARRYING        FAIR          CARRYING        FAIR
                                                   AMOUNT         VALUE          AMOUNT         VALUE
                                                -----------    -----------    -----------    -----------
                                                                      (In Thousands)
Bonds (Note 2)..............................    $ 4,869,720    $ 4,873,388    $ 4,380,024    $ 4,383,645
Equity securities (Note 2)..................         62,132         62,132         55,806         55,806
Mutual funds................................         98,994         98,994         59,651         59,651
Mortgage loans..............................            646            646         10,269         10,269
Policy loans................................         92,609         92,934         94,254         94,508
Business owned life insurance...............         67,389         67,389         63,928         63,928
Separate account assets.....................      4,930,398      4,930,398      4,507,481      4,507,481
Supplementary contracts without life
   contingencies............................        (19,076)       (19,515)       (19,238)       (21,582)
Individual and group annuities..............     (4,507,281)    (4,265,823)    (4,117,293)    (3,901,846)
Long-term debt..............................       (150,000)      (158,230)      (150,000)      (158,920)
Mortgage debt...............................        (47,026)       (51,098)       (48,390)       (52,701)
Interest-rate swaps.........................         (3,484)        (3,374)        (4,517)        (2,820)
Separate account liabilities................     (4,930,398)    (4,930,398)    (4,507,481)    (4,507,481)

10.   COMMITMENTS AND CONTINGENCIES

      The Company leases various equipment under several operating lease agreements. Total expense for all operating leases amounted to $1,735,000, $1,626,000, and $1,946,000 during 2004, 2003, and 2002, respectively.

      In connection with its investments in certain limited partnerships, the Company is committed on December 31, 2004, to invest additional capital of $4.3 million over the next few years as required by the general partner.

      Guaranty fund assessments are levied on the Company by life and health guaranty associations in most states to cover policyholder losses of insolvent or rehabilitated insurers. At December 31, 2004 and 2003, the Company has reserved $1,595,000 and $1,586,000, respectively, to cover current and estimated future assessments, net of related premium tax credits.

      Various legal proceedings and other matters have arisen in the ordinary course of the Company's business. Management is of the opinion that the Company has substantial defenses with respect to these matters, and the Company's ultimate liability, if any, resulting from such matters will not be material to its results of operations or financial position.

11.   LONG-TERM DEBT

      At December 31, 2004, the Company has access to a $52.5 million line-of-credit facility from the FHLB. Overnight borrowings in connection with this line of credit bear interest at 0.15% over the federal funds rate (2.25% at December 31, 2004). The Company had no borrowings under this line of credit at December 31, 2004.

      The Company has outstanding surplus notes of $150 million at December 2004 and 2003. The surplus notes consist of $50 million of 8.75% notes issued in May 1996 and maturing on May 15, 2016, and $100 million of 7.45% notes issued in October 2003 maturing on October 1, 2033. The surplus notes were issued pursuant to Rule 144A under the Securities Act of 1933. The surplus notes have repayment conditions and restrictions whereby each payment of interest or principal on the surplus notes may be made only with the prior approval of the Kansas Insurance Commissioner and only out of surplus funds that the Kansas Insurance Commissioner determines to be available

STATEMENT OF ADDITIONAL INFORMATION                                           48

      for such payment under the Kansas Insurance Code. At December 31, 2004, $19.3 million of the 8.75% surplus notes maturing on May 15, 2016 are held by SBC.

12.   MORTGAGE DEBT

      During 2002, the Company completed construction of new home office facilities, into which it moved in April 2002. The primary mortgage financing for the property was arranged through the FHLB, which also occupies a portion of the premises. Although structured as a sale-leaseback transaction supporting $50 million of industrial revenue bonds issued by the City of Topeka and held by the FHLB, substantially all of the risks and rewards of property ownership have been retained by the Company. Accordingly, the arrangement has been accounted for as a mortgage financing of the entire premises by the Company, with an operating lease from the FHLB for the portion of the premises that they presently occupy (see Note 1).

      The underlying loan agreement with the FHLB bears interest at 6.726% and will be fully paid off in 2022, with monthly principal and interest payments totaling $381,600 including $62,800 applicable to the portion of the building leased to the FHLB. The financing is collateralized by a first mortgage on the premises and $37 million of other marketable securities. At December 31, 2004, combined future aggregate principal maturities of the mortgage borrowing for the years ending December 31 are as follows (in thousands):

2005.....................     $  1,460
2006.....................        1,562
2007.....................        1,670
2008.....................        1,785
2009.....................        1,910
Thereafter...............       38,639
                              --------
                              $ 47,026
                              ========

13.   RELATED-PARTY TRANSACTIONS

      The Company owns shares of affiliated mutual funds managed by Security Management Company, LLC with net asset values totaling $96,960,000 and $59,651,000 at December 31, 2004 and 2003, respectively.

      On April 14, 2004, the Company transferred all the issued and outstanding shares of SBG, its wholly owned subsidiary to SBC, the parent company, receiving cash in return of $43,631,000. Also on April 14, 2004, the Company entered into an intercompany promissory note due from SBC totaling $55,000,000 payable in full at maturity on May 20, 2016. Interest on the principal amount of the note is due and payable at an annual rate of 5.98% with semiannual interest payments due on May 20 and November 20 of each year until the principal has been fully paid. At any time, SBC may prepay all or any portion of the outstanding principal of the note without premium or repayment penalty.

14.   STATUTORY FINANCIAL INFORMATION

      The Company's insurance subsidiaries' statutory-basis financial statements are prepared on the basis of accounting practices prescribed or permitted by the Kansas and New York Insurance Departments, as applicable. Kansas and New York have adopted the National Association of Insurance Commissioners' statutory accounting practices (NAIC SAP) as the basis of their statutory accounting practices. In addition, the commissioners of the Kansas and New York Insurance Departments have the right to permit other specific practices that may deviate from prescribed practices. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. The Company's insurance subsidiaries have no permitted practices.

STATEMENT OF ADDITIONAL INFORMATION                                           49

      Statutory capital and surplus of the insurance operations were $591,118,000 and $519,290,000 at December 31, 2004 and 2003, respectively.
      Statutory net income (loss) of the insurance operations were $73,951,000, $17,645,000, and $(33,005,000) for the years ended December 31, 2004,
      2003, and 2002, respectively. The 2002 net loss included capital losses of $(34.7) million.

      The payment of dividends by the Company to shareholders is limited and can only be made from earned profits unless prior approval is received from the Kansas Insurance Commissioner. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Kansas Insurance Commissioner is also subject to restrictions relating to the statutory surplus and net gain from operations.